REGISTRATION NOs. 2-89971

                                       811-3990

UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 54	X
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	X
AMENDMENT NO. 55	X

NORTHWESTERN MUTUAL SERIES FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER)

LESLI MCLINDEN, SECRETARY

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[ ]	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[X]	ON MAY 1, 2014 PURSUANT TO PARAGRAPH (b)
[ ]	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
[ ]	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

May 1, 2014

EQUITY PORTFOLIOS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.44%
Fee Waiver(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.43%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$140	$245	$554

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85.54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of medium and large capitalization companies. For this purpose, medium and large capitalization companies are those with a market capitalization of companies in the Russell 1000® Growth Index. As of December 31, 2013, companies in the Russell 1000® Growth Index had market capitalizations between approximately $700 million and $500 billion.

The Portfolio invests in stocks selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental, bottom-up research process to identify investments for the Portfolio. The analysts, under the direction of the director of the core research team, determine the Portfolio’s allocations among market sectors. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for a strong near-term catalyst for earnings growth or share price appreciation.

The Portfolio seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups and companies. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 1000® Growth Index, the Portfolio’s benchmark. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio invests primarily in common stocks. It may also invest up to 20% of net assets in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs).

Northwestern Mutual Series Fund, Inc. Prospectus	3

Growth Stock Portfolio – Summary

The Portfolio typically sells a security when the research analyst responsible for the investment believes there has been a change in the fundamental factors surrounding the company, the company has been fully valued, or a more attractive opportunity has been identified.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objectives. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

4	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 1st – ‘12 17.23%    Worst Qtr: 4th – ‘08 -22.25%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Growth Stock Portfolio
35.86%	18.48%	6.97%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)
33.48%	20.39%	7.83%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average
34.67%	19.82%	7.67%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: The Boston Company Asset Management, LLC (TBC)

Portfolio Manager: Elizabeth Slover, Portfolio Manager, Managing Director at TBC and Director of TBC’s core research team, who has been with TBC since 2005, has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	5

Focused Appreciation Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.76%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.79%
Fee Waiver(1)	(0.14)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.65%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$238	$425	$965

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63.90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. In seeking to implement its growth strategy, the adviser employs a “bottom up” approach in choosing investments for the Portfolio. That is, the adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. In reviewing potential investment candidates, the adviser places extra emphasis on the following key investment criteria: strong market share and pricing power, open-ended growth potential, strong cash flow and clear strategy for investing, and significant appreciation potential relative to current price.

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. As a non-diversified fund, the Portfolio may hold larger positions in a smaller number of companies and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

The Portfolio also may invest in special situations. A special situation arises when, in the opinion of the adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.

6	Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

Within the parameters of its specific investment policies, the Portfolio may invest up to 20% of net assets in American Depositary Receipts and securities of foreign issuers, which may include investments in emerging markets.

Portfolio securities may be sold for a variety of reasons, including to secure gains, to limit losses, to make room in the Portfolio for more promising opportunities or based on the Portfolio’s absolute and relative risk monitoring targets.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. To the extent the Portfolio holds cash, it risks missing out on potential investment opportunities.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Non-diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Special Situation Risk – The risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	7

Focused Appreciation Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 17.90%    Worst Qtr: 4th – ‘08 -23.19%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Focused Appreciation Portfolio
29.01%	17.78%	9.74%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)
33.48%	20.39%	7.83%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average
34.67%	19.82%	7.67%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Janus Capital Management LLC (Janus)

Portfolio Manager: A. Douglas Rao, Portfolio Manager, began managing the Portfolio in 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

8	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72.60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For this purpose, large capitalization equity investments are those whose market capitalizations are above $5 billion at the time of purchase.

In choosing securities, the Portfolio’s portfolio managers first identify structurally attractive economic sectors they believe can support longer term profit growth. Using fundamental analysis, the Portfolio’s portfolio managers then seek companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively redeploys cash flow, sustained patterns of profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Portfolio may also invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. Bottom-up analysis, the adviser’s economic outlook and/or absolute valuation determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the adviser’s view. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

The Portfolio invests primarily in common stocks of U.S. and foreign based companies listed on U.S. exchanges. Up to 20% of the Portfolio’s net assets may be invested in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs). The Portfolio may invest in both dividend paying and non-dividend paying stocks.

The Portfolio employs a “buy-and-hold” strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the Portfolio’s trading cost. The Portfolio typically sells a security when the Portfolio’s portfolio managers believe there is a significant adverse change in the company’s business fundamentals that may lead to a sustained impairment in earnings power, the company has become grossly overvalued, or more attractive alternatives exist.

Northwestern Mutual Series Fund, Inc. Prospectus	9

Large Cap Core Stock Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

10	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 16.96%    Worst Qtr: 4th – ‘08 -22.18%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Large Cap Core Stock Portfolio
28.58%	15.67%	6.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)
32.39%	17.94%	7.40%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average
32.42%	17.10%	6.96%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: Fayez Sarofim & Co. (Sarofim & Co.)

Portfolio Managers: Since 2013, the Portfolio is managed by a team of portfolio managers employed by Sarofim & Co. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team consists of:

Fayez Sarofim, Chief Executive Officer, Chairman of the Board and Chief Investment Officer, who founded Sarofim & Co. in 1958.

Gentry Lee, President of Sarofim & Co., who has been with Sarofim & Co. since 1998.

Jeff Jacobe, Director of Investments and Senior Vice President, who has been with Sarofim & Co. since 2000.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	11

Large Cap Blend Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.84%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55.43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity securities of large capitalization companies listed or traded on U.S. securities exchanges or U.S. securities associations. The Portfolio defines large capitalization companies as those with a market capitalization in excess of $5 billion, at the time of investment. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts (ADRs) and other securities of foreign issuers which are denominated in U.S. dollars. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization stocks and ADRs.

The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio believes good businesses have some or all of the following characteristics: a strong, defendable market or products and services niche; a high degree of relative recurring revenue; modestly priced products or services; attractive return-on-investment economics and above average growth or improving profitability prospects. The Portfolio considers valuation on both an absolute and relative basis utilizing both historical and prospective analysis. In reviewing companies, the Portfolio applies the characteristics identified above on a case-by-case basis.

The adviser will generally sell a security held by the Portfolio when it believes the security has achieved its value potential, when such sale is necessary for diversification of the Portfolio, when changing fundamentals signal a deteriorating value potential or when other securities have a better value potential.

12	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Blend Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	13

Large Cap Blend Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 15.09%     Worst Qtr: 4th – ‘08 -22.37%

Average Annual Total Return

(for periods ended December 31, 2013)

1Yr	5 Yrs	Since Inception on 04/30/07
Large Cap Blend Portfolio
30.86%	16.49%	2.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)
32.39%	17.94%	5.65%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average
32.42%	17.10%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Fiduciary Management, Inc. (FMI)

Portfolio Managers: FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. PMC members include:

Patrick J. English, Chief Executive Officer and Chief Investment Officer, who has been with FMI for 26 years.

John S. Brandser, President, Chief Operating Officer and Chief Compliance Officer, who has been with FMI for 18 years.

Andy P. Ramer, Director of Research, who has been with FMI for 10 years.

Jonathan T. Bloom, Research Analyst, who has been with FMI for 3 years.

Matthew J. Goetzinger, Research Analyst, who has been with FMI for 8 years.

Robert M. Helf, Research Analyst, who has been with FMI for 15 years.

Karl T. Poehls Research Analyst, who has been with FMI for 5 years.

Daniel G. Sievers, Research Analyst, who has been with FMI for 2 years.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends, and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

14	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.22%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3.76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of December 31, 2013, the market capitalization range of the S&P 500® Index was approximately $3 billion to $500 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 500 Stock Portfolio is classified as “non-diversified.”

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

Northwestern Mutual Series Fund, Inc. Prospectus	15

Index 500 Stock Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using an indexing strategy does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Non-diversification Risk – The Portfolio is classified as a non-diversified fund to enable it to hold securities in the same weightings as its underlying Index. Depending on the composition of the Index from time to time, the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, and its performance may be more closely tied to the value of that one issuer or issuers and may be more volatile than the performance of a more diversified fund.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

16	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 15.93%    Worst Qtr: 4th – ‘08 -21.88%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Index 500 Stock Portfolio
32.05%	17.75%	7.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)
32.39%	17.94%	7.40%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average
31.80%	17.50%	7.05%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan is a Director of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is an Associate of MSA and joined The Northwestern Mutual Life Insurance Company in 1998. He has co-managed the Portfolio since 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	17

Large Company Value Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.71%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.78%
Fee Waiver(1)	(0.03)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.75%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$246	$430	$963

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49.12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in larger companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000® Index. As of December 31, 2013, the market capitalization range of the Russell 1000® Index was $700 million to $500 billion. From time to time, the Portfolio also may invest in companies outside this market capitalization range.

The adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the adviser believes more accurately reflects the fair value of the company.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

18	Northwestern Mutual Series Fund, Inc. Prospectus

Large Company Value Portfolio – Summary

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives. When the adviser believes it is prudent, the Portfolio may invest a portion of its assets in foreign securities and American Depositary Receipts (up to 20% of net assets), and utilize forwards and futures for cash management purposes or to hedge foreign currency exposure.

The adviser may sell stocks from the Portfolio if it believes a stock no longer meets established valuation criteria.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	19

Large Company Value Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 16.05%    Worst Qtr: 4th – ‘08 -21.19%

Average Annual Total Return

(for periods ended December 31, 2013)

1Yr	5Yrs	Since Inception on 04/30/07
Large Company Value Portfolio
31.29%	15.76%	3.11%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)
32.53%	16.67%	3.98%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average
32.99%	16.70%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Brendan Healy, Vice President and Portfolio Manager, joined American Century in 2000 and has served as the Portfolio’s manager since 2007.

Matt Titus, Portfolio Manager, joined American Century in 2004 and has served as the Portfolio’s manager since 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

20	Northwestern Mutual Series Fund, Inc. Prospectus

Domestic Equity Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17.09% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Generally, the companies in which the Portfolio invests will have a market value of $5 billion or more. The Portfolio invests in a core group of 30-40 securities.

The Portfolio primarily invests in securities of large-capitalization companies that its adviser believes have long-term capital appreciation potential. Typically, the Portfolio seeks securities the adviser believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. On a selective basis, the adviser considers a company’s plans for future operation.

The Portfolio may sell securities that the adviser believes will no longer contribute to meeting its investment objective.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

Northwestern Mutual Series Fund, Inc. Prospectus	21

Domestic Equity Portfolio – Summary

•

Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 17.74%    Worst Qtr: 4th – ‘08 -19.72%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Domestic Equity Portfolio
34.03%	18.08%	6.89%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)
32.53%	16.67%	7.58%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average
32.99%	16.70%	7.03%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Delaware Investments Fund Advisers, a series of Delaware Management Business Trust

Portfolio Managers: D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager and Team Leader, has been with Delaware Management Company since 2004.

Anthony A. Lombardi, Vice President and Senior Portfolio Manager, has been with Delaware Management Company since 2004.

Robert A. Vogel, Jr., Vice President and Senior Portfolio Manager, has been with Delaware Management Company since 2004.

Nikhil G. Lalvani, Vice President and Senior Portfolio Manager, has been with Delaware Management Company since 1997.

Kristen E. Bartholdson, Vice President and Senior Portfolio Manager, has been with Delaware Management Company since 2006.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

22	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.67%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15.98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. For this purpose, larger capitalization stocks are those with a market capitalization greater than $5 billion. The Portfolio generally seeks investments in large-capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Stock Index. This level is merely a guideline and there can be no certainty this level will be achieved.

The Portfolio will typically employ a value approach in selecting investments. The adviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

The adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, foreign securities and American Depositary Receipts (up to 20% of net assets), and debt securities, including high yield debt securities (so called “junk bonds”) in keeping with the Portfolio’s investment objectives. Up to 10% of the Portfolio’s net assets may be invested in high yield debt securities and loans.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Northwestern Mutual Series Fund, Inc. Prospectus	23

Equity Income Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

24	Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 19.48%    Worst Qtr: 4th – ‘08 -22.22%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Equity Income Portfolio
29.94%	16.74%	7.47%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)
32.53%	16.67%	7.58%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average
28.21%	16.35%	7.21%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: Brian C. Rogers, Chairman of the Board and Chief Investment Officer of T. Rowe Price, has been managing investments since 1983 and began managing the Portfolio in 2003.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	25

Mid Cap Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.52%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.54%
Fee Waiver(1)	(0.02)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.52%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$171	$300	$675

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 137.80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. The Portfolio considers a company to be a mid cap company if it has a market capitalization no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell Midcap® Index at the time of investment (as of December 31, 2013, from approximately $700 million to $32 billion). To a limited extent, the Portfolio may also purchase stocks of companies with business characteristics and growth prospects similar to mid cap companies but that may have a market capitalization above or below the range of the Russell Midcap® Index.

The Portfolio invests primarily in common stocks of mid cap domestic growth companies that are expected to experience solid growth in earnings. In choosing investments, the adviser evaluates the extent to which a company meets one or more of the following criteria, relative to the valuation of the security: (a) the company should have or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors, (c) the prices of the company’s products or services should be based to some degree upon their value to the customer, rather than their production cost, (d) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or grow through market share gains in its industry and (e) the company should have a strong management team.

The Portfolio seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s bottom up stock selection process. As a result, Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.

26	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

The Portfolio may invest up to 20% of net assets in American Depositary Receipts and other securities of foreign issuers denominated in U.S. dollars.

The Portfolio commonly trims positions as valuation appears incrementally less attractive, and may sell a stock when the adviser’s investment thesis is no longer valid, typically due to an erosion of company fundamentals relative to expectations or when valuation is no longer attractive. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the mid cap range.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	27

Mid Cap Growth Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 18.76%     Worst Qtr: 4th – ‘08 -24.55%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Mid Cap Growth Stock Portfolio
25.53%	16.62%	7.04%
Russell MidCap® Growth Index (reflects no deduction for fees, expenses or taxes)
35.74%	23.37%	9.77%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average
36.35%	22.01%	9.14%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: William Blair & Company, L.L.C. (William Blair)

Portfolio Managers: Robert C. Lanphier IV, a Principal of William Blair, has co-managed the Portfolio since 2013.

David P. Ricci, a Principal of William Blair, has co-managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

28	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index (“S&P MidCap 400® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.30%
Fee Waiver(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1), (2)	0.29%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$95	$168	$380

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. As of December 31, 2013, the market capitalization range of the S&P MidCap 400® Index was approximately $1 billion to $12 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Northwestern Mutual Series Fund, Inc. Prospectus	29

Index 400 Stock Portfolio – Summary

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 400 Stock Portfolio is classified as “non-diversified.”

The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using an indexing strategy does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Non-diversification Risk – The Portfolio is classified as a non-diversified fund to enable it to hold securities in the same weightings as its underlying Index. Depending on the composition of the Index from time to time, the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, and its performance may be more closely tied to the value of that one issuer or issuers and may be more volatile than the performance of a more diversified fund.

•

Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

30	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 19.84%    Worst Qtr: 4th – ‘08 -25.60%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Index 400 Stock Portfolio
33.16%	21.60%	10.15%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)
33.50%	21.89%	10.36%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average
34.74%	21.09%	9.34%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan is a Director of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is an Associate of MSA and joined The Northwestern Mutual Insurance Company in 1998. He has co-managed the Portfolio since 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	31

Mid Cap Value Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.92%
Fee Waiver(2)	(0.10)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1), (2)	0.82%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$283	$500	$1,122

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 68.43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s adviser to be undervalued at the time of purchase. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, ($37 million to $42 billion as of December 31, 2013). The adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index ($700 million to $32 billion as of December 31, 2013).

In managing the Portfolio, the adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market

32	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser may also consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. The adviser may also use this fundamental value approach to invest the Portfolio in initial public offerings (IPOs) from time to time when such opportunities are attractive and consistent with the Portfolio’s investment objectives.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest in American Depositary Receipts and foreign securities (up to 20% of net assets) and may utilize forwards and futures for cash management purposes or to hedge foreign currency exposure.

The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, market, interest rate, and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

IPO Risk – The value of securities acquired in an IPO may rise or fall more rapidly than other investments due to factors such as the absence of an established public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities with an established market.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio

Northwestern Mutual Series Fund, Inc. Prospectus	33

Mid Cap Value Portfolio – Summary

may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 17.60%    Worst Qtr: 4th – ‘08 -27.36%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Mid Cap Value Portfolio
30.24%	17.40%	7.56%
Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)
33.46%	21.16%	10.25%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average
35.54%	21.17%	9.21%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Phillip N. Davidson, Chief Investment Officer Value Equity, Senior Vice President and Senior Portfolio Manager joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in 2009.

Michael Liss, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2004 and began managing the Portfolio in 2009.

Kevin Toney, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2006 and began managing the Portfolio in 2009.

Brian Woglom, Portfolio Manager, joined American Century in 2005 and has served as a Portfolio Manager for the Portfolio since 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

34	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.06%
Total Annual Portfolio Operating Expenses(1)	0.65%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 155.34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies. The Portfolio defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000® Growth and S&P Small Cap 600® Growth Indices. As of December 31, 2013, this range was approximately $40 million to $5.0 billion. Some of the companies in which the Portfolio invests may be considered micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. This multi-factor model is employed to systematically capture business improvements and identify relative misvaluations. The investment team conducts fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’s competitive advantages, revenue and margin drivers, and cash generation capacity. Other important considerations include capital allocation discipline, off financial statement factors, management track record, and analysis of products and competition. Valuation analysis is an important component of the investment process and consists of both cash flow and earnings ratios applied on an industry-relative basis.

Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 2000® Growth Index, the Portfolio’s benchmark. As a result,

Northwestern Mutual Series Fund, Inc. Prospectus	35

Small Cap Growth Stock Portfolio – Summary

the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector and may hold securities which are not represented in the benchmark. However, in constructing the Portfolio, the investment team monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the Portfolio remains well diversified and does not have unrewarded or unintended industry and style exposure as a consequence of the bottom-up stock picking.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, rights, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts and other securities of foreign issuers which are denominated in U.S. dollars.

The Portfolio may also utilize exchange-traded funds as part of its cash management strategy.

The Portfolio may sell a security for a variety of reasons including when it no longer demonstrates improving quality or exhibits strong fundamental momentum, when fundamentals have changed, where the risk/reward assessment is no longer favorable, or to redeploy assets into more promising opportunities. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the small cap range.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. In addition, the value of securities identified using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities identified using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expense incurred as a shareholder in another investment company, and tracking error.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

•

Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks, foreign securities and derivatives, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

36	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

•

Sector Concentration Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent the Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘10 17.08%    Worst Qtr: 4th – ‘08 -26.31%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Small Cap Growth Stock Portfolio
38.60%	19.48%	7.75%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)
43.30%	22.58%	9.41%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average
42.26%	22.48%	9.18%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Sub-Adviser: Wellington Management Company, LLP (Wellington Management)

Portfolio Manager: Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since 2013.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	37

Index 600 Stock Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index (“S&P SmallCap 600® Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.05%
Total Annual Portfolio Operating Expenses(1)	0.43%
Expense Reimbursement(2)	(0.03)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement(1), (2)	0.40%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) The Portfolio’s investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.35% of the Portfolio’s average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$135	$238	$539

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47.23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P SmallCap 600® Index. S&P SmallCap 600® Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $140 million and $5 billion as of December 31, 2013. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stock that make up the S&P SmallCap 600® Index, holding each stock in

38	Northwestern Mutual Series Fund, Inc. Prospectus

Index 600 Stock Portfolio – Summary

approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value. For this reason, the Index 600 Stock Portfolio is classified as “non-diversified.”

The Index 600 Stock Portfolio’s ability to match the performance of the S&P SmallCap 600® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 600 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error.

•

Indexing Strategy Risk – A Portfolio may not perform as well as the index it attempts to match due to the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. A Portfolio using an indexing strategy does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. In addition, changes in the value of a derivative used to replicate an index may not correlate as intended with the underlying index.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Non-diversification Risk – The Portfolio is classified as a non-diversified fund to enable it to hold securities in the same weightings as its underlying Index. Depending on the composition of the Index from time to time, the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, and its performance may be more closely tied to the value of that one issuer or issuers and may be more volatile than the performance of a more diversified fund.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	39

Index 600 Stock Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 21.02%    Worst Qtr: 4th – ‘08 -25.21%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	Since Inception on 04/30/07
Index 600 Stock Portfolio
40.67%	20.97%	8.03%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)
41.31%	21.37%	8.42%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average
38.55%	20.38%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan is a Director of MSA and joined MSA in 2004. He has co-managed the Portfolio since 2013.

Steven A. Warren is an Associate of MSA and joined The Northwestern Mutual Life Insurance Company in 1998. He has co-managed the Portfolio since 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

40	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses(1)	1.08%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9.17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase ($5 billion as of December 31, 2013). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the adviser generally looks for some of the following:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000® Index the company’s peers, or its own historical norm;

•	low stock price relative to a company’s underlying asset values;

•	above-average dividend yield relative to a company’s peers or its own historical norm;

•	a plan to improve the business through restructuring; and

•	a sound balance sheet and other positive financial characteristics.

Northwestern Mutual Series Fund, Inc. Prospectus	41

Small Cap Value Portfolio – Summary

Consideration is also given to industry weightings in an attempt to keep the Portfolio broadly diversified among economic sectors.

In pursuing its investment objective, the adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive environment.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts and foreign securities (up to 20% of net assets), real estate investment trust (REITs) and securities of other investment companies, including open-end funds, closed-end funds, exchange traded funds and business development companies, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Other Investment Companies Risk – The Portfolio will indirectly bear its pro rata portion of the expenses of the investment companies in which it invests, including advisory fees, in addition to the direct expenses of the Portfolio. The expenses associated with some business development companies may be significant. Investments in other investment companies are subject to market and selection risks, and generally entail the same risks as the underlying securities held by them. ETFs and closed-end funds are also subject to the risk that their market prices may trade at a discount to their net asset value and that an active trading market for an ETF or closed-end fund may not be developed or maintained.

•

REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when

42	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 20.83%    Worst Qtr: 4th – ‘08 -25.12%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Small Cap Value Portfolio
31.76%	18.77%	10.12%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)
34.52%	17.64%	8.61%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average
36.37%	20.07%	9.44%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Managers: Preston G. Athey, Vice President of T. Rowe Price, has been managing investments since 1982 and has managed the Portfolio since 2001.

J. David Wagner, Vice President of T. Rowe Price, will replace Mr. Athey as the Portfolio’s portfolio manager effective June 30, 2014. Mr. Wagner joined T. Rowe Price in 2000.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	43

International Growth Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77.33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the United States. The Portfolio normally invests in a core group of equity securities of 60-100 issuers. The Portfolio may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers. The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues. Although the Portfolio invests primarily in foreign common stocks and American Depositary Receipts, within the parameters of its specific investment policies, the Portfolio may invest in domestic equity and debt securities.

The adviser applies a “bottom up” approach in choosing investments. In other words, the adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The Portfolio invests in companies after assessing their growth potential. If the adviser is unable to find such investments, the Portfolio’s uninvested assets may be held in cash or similar investments, subject to the Portfolio’s specific investment policies. The adviser normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Morgan Stanley Capital International EAFE® Index.

The Portfolio may reduce its position in a particular holding in order to secure gains, if there is a deterioration in the holding’s fundamentals or to make room in the Portfolio for more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a growth

44	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks, foreign securities and derivatives, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	45

International Growth Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 17.83%    Worst Qtr: 3rd – ‘08 -22.62%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
International Growth Portfolio
19.81%	11.97%	6.40%
MSCI® All Country World (ex-US) Growth Index (Gross) (reflects no deduction for fees, expenses or taxes)
15.87%	13.28%	7.70%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross) (reflects no deduction for fees, expenses or taxes)
23.29%	12.96%	7.39%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average
19.67%	13.86%	7.52%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Advisers: Janus Capital Management LLC (Janus) and Janus Capital Singapore Pte. Limited (Janus Singapore)

Portfolio Managers: Julian McManus, Co-Portfolio Manager of Janus, joined Janus in 2004 and has been co-portfolio manager of the Portfolio since September 2010.

Guy Scott, Co-Portfolio Manager of Janus, joined Janus in 2007 and has been co-portfolio manager of the Portfolio since September 2010.

Carmel Wellso, Portfolio Manager of Janus Singapore since 2013, joined Janus in 2008, and has been co-portfolio manager of the Portfolio since September 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

46	Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.84%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.98%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30.41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests primarily in foreign equity securities, including emerging market equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.

A team of investment research analysts selects investments for the Portfolio. The adviser allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The Portfolio is not constrained to any particular investment style. The adviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), and in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio’s investments in equity securities may include small, medium and large capitalization companies, and could include common stocks, preferred stocks, securities convertible into stock and depositary receipts for those securities.

The adviser uses a “bottom up” investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earning momentum, earnings quality and other factors may also be considered.

The adviser may sell securities for a variety of reasons such as to seek to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a particular

Northwestern Mutual Series Fund, Inc. Prospectus	47

Research International Core Portfolio – Summary

style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks, foreign securities and derivatives, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

48	Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 24.05%    Worst Qtr: 3rd – ‘08 -20.62%

Average Annual Total Return (for periods ended December 31, 2013)
1 Yr	5 Yrs	Since Inception on 04/30/07
Research International Core Portfolio
18.92%	12.55%	1.37%
MSCI® All Country World (ex-US) Index (Gross) (reflects no deduction for fees, expenses or taxes)
15.78%	13.32%	1.48%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross) (reflects no deduction for fees, expenses or taxes)
23.29%	12.96%	1.08%
Lipper® Variable Insurance Products (VIP) International Core Funds Average
20.61%	11.90%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Massachusetts Financial Services Company (MFS®)

Portfolio Managers: Jose Luis Garcia, Investment Officer of MFS, has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has managed the Portfolio since 2007.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	49

International Equity Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.66%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.73%
Fee Waiver(1)	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.67%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$227	$400	$901

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34.06% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio may purchase securities in any foreign country, developed or undeveloped. From time to time, based on economic conditions, the Portfolio may have significant investments in one or more countries or in particular sectors. The Portfolio invests primarily in foreign common stocks.

The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s adviser believes are undervalued. The strategy for the Portfolio will reflect a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the adviser believes another security provides a more attractive investment opportunity.

50	Northwestern Mutual Series Fund, Inc. Prospectus

International Equity Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities and may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

Northwestern Mutual Series Fund, Inc. Prospectus	51

International Equity Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 26.04%    Worst Qtr: 4th – ‘08 -21.31%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
International Equity Portfolio
21.38%	13.70%	8.19%
MSCI® All Country World (ex-US) Index (Gross) (reflects no deduction for fees, expenses or taxes)
15.78%	13.32%	8.04%
MSCI EAFE® (Europe-Australasia-Far East) Index (Gross) (reflects no deduction for fees, expenses or taxes)
23.29%	12.96%	7.39%
Lipper® Variable Insurance Products (VIP) International Value Funds Average
22.45%	12.04%	6.11%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Templeton Investment Counsel, LLC (Templeton)

Portfolio Managers: Neil Devlin, Executive Vice President of Templeton, joined Templeton in 2006 and has been co-portfolio manager of the Portfolio since September 2010.

Peter A. Nori, Executive Vice President of Templeton, joined Templeton in 1994 and has been co-managing the Portfolio since June 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

52	Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.13%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Portfolio Operating Expenses	1.40%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31.60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. Such equity securities may include common stocks, preferred stocks, securities convertible into stock and depositary receipts for those securities. Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market, the country’s inclusion in an emerging market index, and other factors that demonstrate that the country’s financial and capital markets are in the development phase. Currently, such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe. The Portfolio may also invest in equity securities of issuers that are not tied economically to emerging market countries.

The Portfolio may invest in companies of any size. Although the Portfolio is diversified, the Portfolio may invest a relatively large percentage of its assets in a single issuer or a small number of issuers. The adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

The adviser uses a “bottom up” investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors may also be considered.

The Portfolio may sell securities for a variety of reasons such as to seek to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Northwestern Mutual Series Fund, Inc. Prospectus	53

Emerging Markets Equity Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although diversified, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks and foreign securities may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources higher risk of failure, and less liquid trading markets.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

54	Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

•

Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 30.57%    Worst Qtr: 3rd – ‘08 -30.50%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	Since Inception on 04/30/07
Emerging Markets Equity Portfolio
-5.15%	14.06%	1.14%
MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)
-2.27%	15.15%	3.24%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average
0.17%	14.08%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Massachusetts Financial Services Company (MFS®)

Portfolio Managers: Jose Luis Garcia, Investment Officer of MFS, has managed the Portfolio since 2008.

Robert Lau, Investment Officer of MFS, has managed the Portfolio since 2009.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	55

Money Market Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.32%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

PRINCIPAL INVESTMENT STRATEGIES

As a money market fund, the Portfolio invests only in high quality, short term, dollar-denominated money market instruments that present minimal credit risks, as determined by management. The Portfolio primarily invests in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in domestic or dollar-denominated foreign bank obligations. The Portfolio’s investments will comply with applicable rules governing the quality, maturity, liquidity and diversification of securities held by money market funds. The Portfolio seeks to maintain a net asset value of $1.00 per share.

The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Because the Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase, the level of purchases will be relatively high. However, as transaction costs on Portfolio investments are generally not substantial, the high level of purchases is not expected to adversely affect the Portfolio’s net asset value or net income.

PRINCIPAL RISKS

The main risks of investing in the Portfolio are identified below.

•

Concentration Risk – Because the Portfolio will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Portfolio. These risks generally include interest rate risk, credit risk and risks associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a repurchase agreement is unwilling or unable to meet its financial obligations.

•

Foreign Investing Risk – Investing in securities or obligations of foreign corporations and banks are subject to the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

56	Northwestern Mutual Series Fund, Inc. Prospectus

Money Market Portfolio – Summary

•

Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A low interest rate environment poses additional risks to the Portfolio. Low yields on the Portfolio’s holdings may have an adverse impact on the Portfolio’s ability to provide a positive yield to its shareholders, pay expenses out of Portfolio assets or, at times, maintain a stable $1.00 share price.

•

Liquidity Risk – Particular investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The liquidity requirements applicable to money market funds are designed to help mitigate the potential impact of these risks.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the average returns of a peer group of money market portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘07 1.37%    Worst Qtr: 4th – ‘13 0.00%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Money Market Portfolio
0.10%	0.29%	1.86%
Lipper® Variable Insurance Products (VIP) Money Market Instrument Funds Average
-0.03%	0.02%	1.51%

For the seven-day period ended March 31, 2014, the Money Market Portfolio’s yield was 0.11%.

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	57

Short-Term Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The primary investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.34%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.42%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 199.33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities. Investment grade securities are securities rated “investment grade” by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) government issued foreign debt denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign debt. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between zero and three years, and a dollar weighted average maturity of not more than three years. The Portfolio may invest in mortgage- and asset-backed securities, and may utilize futures and forward contracts primarily to adjust the Portfolio’s duration and yield curve exposure, as well as to hedge foreign currency exposure, or for any other permissible purpose in keeping with its investment objective.

In selecting securities for the Portfolio, the adviser develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation by the adviser of the overall economic environment and its potential impact on the level and direction of interest rates. The adviser then identifies sectors it believes have the best potential for performance based on economic and business cycles. The bottom up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser’s outlook for the economy, the financial markets and other factors.

58	Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

The adviser may sell a portfolio security for a variety of reasons, including to secure gains, limit losses, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks, and the risk of missed opportunities in other investments.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Liquidity Risk – Particular fixed income or derivative investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

Northwestern Mutual Series Fund, Inc. Prospectus	59

Short-Term Bond Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 1st – ‘09 2.53%    Worst Qtr: 3rd – ‘08 -1.06%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	Since Inception on 04/30/07
Short-Term Bond Portfolio
0.55%	2.77%	2.95%
Barclays® U.S. Aggregate 1-3 Years Index (reflects no deduction for fees, expenses or taxes)
0.64%	2.25%	3.10%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average
0.08%	3.22%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Manager: Brian K. Yeazel is a Managing Director of MSA and joined The Northwestern Mutual Life Insurance Company in 1994. He has managed the Portfolio since 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

60	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.32%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 131.49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) government issued foreign debt denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign debt. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between three and eight years and a dollar weighted average maturity of between five and ten years. The Portfolio may invest in mortgage- and asset-backed securities, and may utilize futures and forward contracts primarily to adjust the Portfolio’s duration and yield curve exposure, as well as to hedge foreign currency exposure, or for any other permissible purpose in keeping with its investment objectives. From time to time, the Portfolio may lend its portfolio securities to brokers, dealers or other financial institutions to seek to achieve income.

In selecting securities for the Portfolio, the adviser develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation by the adviser of the overall economic environment and its potential impact on the level and direction of interest rates. The adviser then identifies sectors it believes have the best potential for performance based on economic and business cycles. The bottom up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the

Northwestern Mutual Series Fund, Inc. Prospectus	61

Select Bond Portfolio – Summary

adviser’s outlook for the economy, the financial markets and other factors. The “total return” sought by the Portfolio consists of current income, including interest and discount accruals, and capital appreciation.

The adviser may sell a portfolio security for a variety of reasons, including to secure gains, limit losses, or to redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks, and the risk of missed opportunities in other investments.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. The risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Liquidity Risk – Particular fixed income or derivative investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Securities Lending Risk – Lending portfolio securities to brokers, dealers and financial institutions risks possible loss of rights in the collateral should the borrower fail which may cause the Portfolio to lose money.

62	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 4.19%    Worst Qtr: 2nd – ‘04 -3.16%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Select Bond Portfolio
-2.16%	5.11%	4.58%
Barclays® U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)
-2.02%	4.44%	4.55%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average
-1.29%	6.85%	4.33%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Steven J. Lyons is a Managing Director of MSA and joined The Northwestern Mutual Life Insurance Company (Northwestern Mutual) in 1996. He has co-managed the Portfolio since 2010.

Brian K. Yeazel is a Managing Director of MSA and joined Northwestern Mutual in 1994. He has co-managed the Portfolio since 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	63

Long-Term U.S. Government Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.69%
Expense Reimbursement(1)	(0.01)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement(1)	0.68%

(1) The Portfolio’s investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 125.96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down). Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, subject to the quality restrictions described below. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio will normally have a minimum average portfolio duration of eight years and, for point of reference, the dollar weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years.

64	Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down), in municipal bonds or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and the Fund’s policies. The adviser may invest in derivatives at any time it deems appropriate. It will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments or to adjust the overall duration of the Portfolio. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. government bond funds that do not use derivatives. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality. If a downgrade in the rating of a security in which the Portfolio is invested causes it to fall outside these parameters, the adviser will sell the impacted security as soon as reasonably practicable. In addition, with respect to the Portfolio’s investments in fixed income securities that are not U.S. Government Securities, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or equivalently rated by S&P or Fitch, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or equivalently rated by S&P or Fitch.

The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

Northwestern Mutual Series Fund, Inc. Prospectus	65

Long-Term U.S. Government Bond Portfolio – Summary

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

•

Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Leverage Risk – Certain transactions, such as reverse repurchase agreements, loans of portfolios securities, when issued, delayed delivery or forward commitments transactions, or the use of derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.

•

Liquidity Risk – Particular fixed income or derivative investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

•

Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

•

When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘11 22.86%    Worst Qtr: 4th – ‘10 -8.31%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	Since Inception on 04/30/07
Long-Term U.S. Government Bond Portfolio
-13.27%	3.60%	6.79%
Barclays® Long-Term U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)
-12.66%	2.28%	6.23%
Morningstar® US Insurance Fund Long Government Average
-10.70%	2.14%	—

66	Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)

Portfolio Manager: Stephen Rodosky, joined PIMCO in 2001 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since 2007.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	67

Inflation Protection Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.56%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.64%
Fee Waiver(1)	(0.04)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.60%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$201	$353	$795

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31.82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation (as measured by the change in the Consumer Price Index over time), under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as domestic and foreign corporations and governments. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (so called “junk bonds”). Investment grade securities are securities rated investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.

Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity. Because the number of inflation-indexed debt securities issued by other entities is limited, at times the Portfolio may have a substantial position in non-inflation-indexed securities. To seek to reduce the impact of this limitation, the adviser purchases (long) inflation swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities. The Portfolio may purchase securities in a number of different ways to seek higher rates of return. The Portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended.

68	Northwestern Mutual Series Fund, Inc. Prospectus

Inflation Protection Portfolio – Summary

The adviser is not limited to a specific weighted average maturity range. However, the adviser monitors the Portfolio’s weighted average maturity and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency by utilizing foreign currency contracts and futures to seek to reduce the risk of loss due to fluctuations in the currency exchange rates, when the adviser deems it to be advantageous.

The Portfolio may sell a security for a variety of reasons, including its assessment of the security’s relative attractiveness in light of its evaluation of current economic conditions or the risk of inflation, or to manage the Portfolio’s maturity and credit quality standards.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective and there is no guarantee of inflation protection. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations. In addition, unlike debt instruments issued by the U.S. Treasury, inflation-linked bonds issued by corporations or foreign governments do not generally provide principal protection, and in a deflationary environment, such bonds may result in the loss of principal.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, liquidity risks and the risk of missed opportunities in other investments.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation. To the extent that the Portfolio holds investments in non-inflation-linked debt securities, as noted above, that portion of the Portfolio will not be automatically protected from inflation.

•

Interest Rate Risk – Prices of fixed income instruments, including inflation-indexed debt securities, generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income

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Inflation Protection Portfolio – Summary

investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Liquidity Risk – Particular fixed income or derivative investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Non-diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘07 4.33%     Worst Qtr: 2nd – ‘13 -6.92%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	Since Inception on 04/30/07
Inflation Protection Portfolio
-8.33%	5.05%	4.57%
Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index
(reflects no deduction for fees, expenses or taxes)
-8.60%	5.63%	5.04%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bond Funds Average
-8.21%	6.09%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Brian Howell, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1996 and has managed the Portfolio since 2008.

James E. Platz, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 2003 and has managed the Portfolio since 2008.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1991 and has managed the Portfolio since 2007.

Alejandro H. Aguilar, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 2003 and has managed the Portfolio since 2012.

Jeffrey L. Houston, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1994 and has managed the Portfolio since 2012.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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High Yield Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.48%
Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53.07% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.

The Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in U.S. currency, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts) and U.S. broker-dealers (American Depositary Shares) and (ii) foreign securities denominated in a foreign currency and not publicly traded in the U.S.

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. Some of the fixed income securities in which the Portfolio invests may be convertible securities. The Portfolio may also invest in loans made to non-investment grade companies, or “levered loans,” which investments generally will be in the form of loan participations or assignments of such loans.

The primary investment strategy of the Portfolio is identify, based on industry and credit analysis, and to invest in, industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. In selecting securities for the Portfolio, the adviser will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the adviser’s evaluation of credit and market risk in relationship to the expected rate of return.

The adviser may sell a portfolio security for a variety of reasons, such as a change in the adviser’s fundamental view regarding the prospects of the issuer, a change in industry or sector outlook, or to redeploy assets into more promising opportunities.

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High Yield Bond Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

Convertible Securities Risk – Convertible securities can include bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Stock markets are volatile, and the price of equity securities can fluctuate based on a company’s financial condition and overall market and economic conditions.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Levered Loan Risk – Levered loans are subject to greater credit risk of the borrower in the payment of principal and interest than loans made to investment-grade companies, and the value of the collateral securing the loans may decline and be insufficient to meet the obligations of the borrower. Levered loans also have greater liquidity risk, which may make it more difficult for the Portfolio to value the loans or dispose of them at an acceptable price. Levered loans may also lose their senior status in a borrower’s capital structure to other existing or future indebtedness of the borrower.

•

Liquidity Risk – Particular investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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High Yield Bond Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. In addition, the broader market exposure which results from the Index’s 2% issuer cap more closely aligns with the Portfolio’s investment objective and strategy. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 18.75%    Worst Qtr: 4th – ‘08 -14.12%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
5.84%	15.99%	7.81%
Barclays® U.S. Corporate High Yield 2% Issuer Capped Index
(reflects no deduction for fees, expenses or taxes)
7.44%	18.96%	8.61%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average
6.51%	15.81%	7.36%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Manager: Andrew T. Wassweiler is a Director of MSA and joined The Northwestern Mutual Life Insurance Company in 1997. He has managed the Portfolio since 2005.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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Multi-Sector Bond Portfolio – Summary

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek maximum total return, consistent with prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.78%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.88%
Fee Waiver(1)	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	0.82%

(1) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$275	$482	$1,079

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including the purchase or sale of credit default swaps, and interest rate swaps (to take a position on interest rates moving either up or down). The average portfolio duration of the Portfolio normally varies from three to eight years, based on the adviser’s forecast for interest rates.

The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the Portfolio’s adviser to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may invest in illiquid securities. The Portfolio may also invest up to 10% of its net assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements including the purchase or sale of credit defaults swaps, and interest rate swaps (to take a position on interest rates moving either up or down), in municipal bonds, or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and policies. The adviser may invest in derivatives at any time it deems appropriate, generally when relative value and liquidity conditions make these investments more attractive relative to cash bonds. The Portfolio may purchase or sell securities on a when-issued, delayed

74	Northwestern Mutual Series Fund, Inc. Prospectus

Multi-Sector Bond Portfolio – Summary

delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decrease in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In selecting securities for a Portfolio, the adviser develops an outlook for interest rates, foreign currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors.

The adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The adviser identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.

The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

•	Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.

•

Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

•

Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

•

Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Investments in emerging markets impose risks different from,

Northwestern Mutual Series Fund, Inc. Prospectus	75

Multi-Sector Bond Portfolio – Summary

and greater than, investments in developed markets. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Leverage Risk – Certain transactions, such as reverse repurchase agreements, loans of portfolios securities, inverse floaters, structured notes and the use of derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.

•

Liquidity Risk – Particular fixed income or derivative investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

•

Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

•

When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment expense.

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Multi-Sector Bond Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an equally weighted blend of certain indices of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 9.27 %    Worst Qtr: 3rd – ‘08 -4.77%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	Since Inception on 04/30/07
Multi-Sector Bond Portfolio
-1.58%	10.41%	6.74%
Barclays® Global Credit Hedged USD Index
(reflects no deduction for fees, expenses or taxes)
0.68%	8.55%	5.61%
33 1/3% each of the following three indices: Barclays® Global Aggregate – Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; and JPMorgan® EMBI Global
(reflects no deduction for fees, expenses or taxes)
-0.35%	12.04%	6.90%
Morningstar® US Insurance Fund Multisector Bond Average
1.72%	10.87%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)

Portfolio Managers: Curtis A. Mewbourne, Managing Director of PIMCO and Head of Portfolio Management for PIMCO’s New York office, joined PIMCO in 1999 and has been managing the Portfolio since its inception in 2007.

Eve Tournier, Executive Vice President of PIMCO since 2008, has managed the Portfolio since 2010.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

Northwestern Mutual Series Fund, Inc. Prospectus	77

Balanced Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.33%
Total Annual Portfolio Operating Expenses(1), (2)	0.65%
Fee Waiver(3)	(0.12)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1), (3)	0.53%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) Restated to reflect current expenses.

(3) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee such that its management fee is 0.05% on average net assets invested in Underlying Portfolios. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$196	$350	$799

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112.58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

78	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
35 – 55%	40 – 60%	0 – 20%

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

The Portfolio operates as a “fund of funds” to gain the Portfolio’s equity exposure by investing in one or more of the equity and international portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios, including their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective. In connection with the allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio.

The Portfolio’s fixed income or debt exposure will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of its total net assets in non-investment grade debt securities (often called “junk bonds”). Investment grade securities are securities rated investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the adviser to be of comparable quality. The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits.

Effective on or about October 31, 2014, the Portfolio will operate as a “fund of funds” to gain the Portfolio’s fixed income exposure by investing in one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio” after such date). The adviser will allocate the Portfolio’s assets among the fixed income Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the fixed income Underlying Portfolios. The adviser will regularly review and adjust the allocation as determined by the adviser to be most favorable from time to time to achieve the Portfolio’s investment objective.

Up to 50% of the Portfolio’s net assets may be invested in foreign securities and international Underlying Portfolios.

Through its investments in the Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.

When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize options, futures, forwards, swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) and exchange-traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The Portfolio may also invest in mortgage- and asset-backed securities. From time to time, the Portfolio may lend its portfolio securities to brokers, dealers or other financial institutions to seek to achieve income.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities, but who also want the income potential of bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.

Northwestern Mutual Series Fund, Inc. Prospectus	79

Balanced Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Affiliated Portfolio Risk – In managing the Portfolio, the adviser will have the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.

•

Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks.

•

Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error.

•

Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.

80	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests directly or indirectly through an Underlying Portfolio have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the fixed income investments held directly by the Portfolio or indirectly through an Underlying Portfolio is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.

•

Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks, foreign securities and derivatives, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Securities Lending Risk – Lending portfolio securities to brokers, dealers and financial institutions risks possible loss of rights in the collateral should the borrower fail which may cause the Portfolio to lose money.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

Northwestern Mutual Series Fund, Inc. Prospectus	81

Balanced Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 11.15%    Worst Qtr: 4th – ‘08 -12.20%

Average Annual Total Return

(for periods ended December 31, 2013)

1 Yr	5 Yrs	10 Yrs
Balanced Portfolio
12.08%	11.29%	5.62%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
32.39%	17.94%	7.40%
Barclays® U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)
-2.02%	4.44%	4.55%

Balanced Portfolio Blended Composite: Russell 3000® Index
(40%), MSCI® All Country World (ex-US) Index (10%),
Barclays® U.S. Aggregate Index (45%) and Barclays®
U.S. Corporate High Yield 2% Issuer Capped Index (5%).

(reflects no deduction for fees, expenses or taxes)
13.51%	12.00%	6.79%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average
14.27%	12.12%	6.16%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan, lead manager of the Portfolio since 2013, manages the allocation among the asset classes as well as the equity portion of the Portfolio among the Underlying Portfolios, is a Director of MSA and joined MSA in 2004.

Steven J. Lyons manages the investment grade bond portion of the Portfolio, is a Director of MSA and joined MSA in 2006.

Andrew T. Wassweiler manages the high yield bond portion of the Portfolio, is a Director of MSA and joined Northwestern Mutual in 1997.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

82	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.43%
Total Annual Portfolio Operating Expenses(1), (2)	1.08%
Fee Waiver(3)	(0.35)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1), (3)	0.73%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include Acquired Fund Fees and Expenses.

(2) Restated to reflect current expenses.

(3)The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee on the Portfolio’s total average net asset. In addition, the agreement provides for an additional management fee waiver such that the management fee is 0.05% on all average net assets invested in Underlying Portfolios. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2015.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$309	$562	$1,286

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 105.28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

Northwestern Mutual Series Fund, Inc. Prospectus	83

Asset Allocation Portfolio – Summary

The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:

Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
55 – 75%	25 – 45%	0 – 15%

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.

The Portfolio operates as a “fund of funds” to gain the Portfolio’s equity exposure by investing in one or more of the equity and international portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios, including their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective. In connection with the allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio.

The Portfolio’s fixed income or debt exposure will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of its total net assets in non-investment grade debt securities (often called “junk bonds”). Investment grade securities are securities rated investment grade by at least one Nationally Recognized Statistical Rating Organization (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the adviser to be of comparable quality. The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits.

Effective on or about October 31, 2014, the Portfolio will operate as a “fund of funds” to gain the Portfolio’s fixed income exposure by investing in one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio” after such date). The adviser will allocate the Portfolio’s assets among the fixed income Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the fixed income Underlying Portfolios. The adviser will regularly review and adjust the allocation as determined by the adviser to be most favorable from time to time to achieve the Portfolio’s investment objective.

The Portfolio may invest up to 50% of its net assets in foreign securities and international Underlying Portfolios. Through its investments in the Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.

When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize options, futures, forwards, swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) and exchange-traded funds to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The Portfolio may also invest in mortgage- and asset-backed securities.

The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.

84	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.

•

Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•

Affiliated Portfolio Risk – In managing the Portfolio, the adviser will have the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolio or vice versa.

•

Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities, and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

•

Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.

•

Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks.

•

Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

•

Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error.

•

Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.

Northwestern Mutual Series Fund, Inc. Prospectus	85

Asset Allocation Portfolio – Summary

•

Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.

•

High Yield Debt Risk – High yield debt securities in which the Portfolio invests directly or through an Underlying Portfolio have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the fixed income investments held directly by the Portfolio or indirectly through an Underlying Portfolio is likely to decline. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments.

•

Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

•

Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.

•

Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks, foreign securities and derivatives, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

•

Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

•

Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk.

•

Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

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Asset Allocation Portfolio – Summary

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 13.51%    Worst Qtr: 4th – ‘08 -16.40%

Average Annual Total Return (for periods ended December 31, 2013)
1 Yr	5 Yrs	10 Yrs
Asset Allocation Portfolio
16.67%	13.20%	6.28%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)
32.39%	17.94%	7.40%
Barclays® U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)
-2.02%	4.44%	4.55%

Asset Allocation Blended Composite: Russell 3000® Index
(50%), MSCI® All Country World (ex-US) Index (15%),
Barclays® U.S. Aggregate Index (25%), and Barclays®
U.S. Corporate High Yield 2% Issuer Capped Index (10%)

(reflects no deduction for fees, expenses or taxes)
18.57%	14.59%	7.46%
Lipper® Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average
19.36%	13.98%	6.74%

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: Daniel J. Meehan, lead manager of the Portfolio since 2013, manages the allocation among the asset classes as well as the equity portion of the Portfolio among the Underlying Portfolios, is a Director of MSA and joined MSA in 2004.

Steven J. Lyons manages the investment grade bond portion of the Portfolio, is a Director of MSA and joined MSA in 2006.

Andrew T. Wassweiler manages the high yield bond portion of the Portfolio, is a Director of MSA and joined Northwestern Mutual in 1997.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 88 of the Northwestern Mutual Series Fund, Inc. Prospectus.

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SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS

Tax Information: Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

Compensation to Broker-Dealers and Other Financial Intermediaries: Neither the Portfolios nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

INTRODUCTION

Northwestern Mutual Series Fund, Inc. (“NMSF” or the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (each, a “Portfolio” and collectively the “Portfolios”) and in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. To assist in managing certain Portfolios, Mason Street Advisors has retained certain sub-advisers (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”). Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.

Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. You can find a summary of each Portfolio’s investment objective, fees and expenses, principal investment strategies, principal risks, performance, and other important information under the “PORTFOLIO SUMMARIES” section of this Prospectus. For additional information about the Portfolios’ investment strategies and risks, please refer to the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS” section of this Prospectus.

This Prospectus contains important information you should review before investing in a Portfolio. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

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MORE ABOUT INVESTMENT STRATEGIES AND RISKS

General Information

This section contains additional information about the principal investment strategies of the Portfolios and associated risks described in the “PORTFOLIO SUMMARIES” section of this Prospectus. It also describes additional securities and investment techniques that may be used by the Portfolios from time to time, as well as other risks that may apply. Most of these securities and investment techniques are discretionary, which means that the Adviser and Sub-Advisers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. The Fund’s Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Investment Objectives and Policies. The table below lists the investment objective(s) of each Portfolio. The investment objective(s) of each of the Portfolios is non-fundamental, which means that it may be changed by the Fund’s Board of Directors without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval. In addition, certain Portfolios have an investment strategy to invest at least 80% of net assets plus any borrowings for investment purposes in one or more particular types of security suggested by its name. Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to this investment policy.

Portfolio	Objective	Portfolio	Objective
Growth Stock	Long-term growth of capital. Current income is a secondary objective.	International Growth	Long-term growth of capital.
Focused Appreciation	Long-term growth of capital.	Research International Core	To seek capital appreciation.
Large Cap Core Stock	Long-term growth of capital and income.	International Equity	Long-term growth of capital. Any income realized will be incidental.
Large Cap Blend	Long-term growth of capital and income.	Emerging Markets Equity	To seek capital appreciation.
Index 500 Stock	To approximate the performance of the S&P 500® Composite Stock Price Index.	Money Market	Maximum current income to the extent consistent with liquidity and stability of capital.
Large Company Value	Long-term capital growth. Income is a secondary objective.	Short-Term Bond	To seek as high a level of current income as is consistent with prudent investment risk.
Domestic Equity	Long-term growth of capital and income.	Select Bond	To seek as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ equity.
Equity Income	Long-term growth of capital and income.	Long-Term U.S. Government Bond	To seek maximum total return, consistent with preservation of capital and prudent investment management.
Mid Cap Growth Stock	Long-term growth of capital.	Inflation Protection	To pursue total return using a strategy that seeks to protect against U.S. inflation.

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Portfolio	Objective	Portfolio	Objective
Index 400 Stock	To approximate the performance of the S&P® MidCap 400 Stock Price Index.	High Yield Bond	To achieve high current income and capital appreciation.
Mid Cap Value	Long-term capital growth. Current income is secondary objective.	Multi-Sector Bond	To seek maximum total return, consistent with prudent investment management.
Small Cap Growth Stock	Long-term growth of capital.	Balanced	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.
Index 600 Stock	To approximate the performance of the S&P® SmallCap 600 Index.	Asset Allocation	To realize as high a level of total return as is consistent with prudent investment risk.
Small Cap Value	Long-term growth of capital.

Determining Portfolio Investment Limitations. Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets as calculated by the Portfolio for determining its net asset value per share. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

With a change in the rating of a debt security, the Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the applicable Portfolio. Except as indicated in a Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.

Market Capitalizations. The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Investing Risk, In General. As with any investment, an investment in a Portfolio has risks. Portfolio shares will rise and fall in value and there is a risk that you could lose money by investing in a Portfolio. Your investment in a Portfolio is not a deposit with a bank and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Your investment in Portfolio shares, which represents an indirect investment in the securities owned by the Portfolio, is subject to market risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. However, the value of fixed income securities may also be significantly affected by market events such as changes in interest rates, and will likely decline in a rising interest rate environment. At any point in time, your Portfolio shares may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

For several years, financial markets have exhibited, and may continue to exhibit, substantial instability and volatility, which expose the Portfolios to greater market risk. In response, the U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the U.S. financial markets. The U.S. government acquired distressed assets from certain institutions and acquired ownership interests in others, and enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). The Dodd-Frank Act mandates substantial

90	Northwestern Mutual Series Fund, Inc. Prospectus

revisions to the U.S. financial regulatory framework and addresses a broad range of regulatory topics. Many of the regulatory revisions have not yet been finalized. The Dodd-Frank Act and other actions by federal and state governments, their regulatory agencies or self regulatory organizations, may affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated including, in particular, the Money Market Portfolio. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Industry participants have expressed concerns that the Dodd-Frank Act’s Volker Rule, which imposes certain prohibitions on banking entities and non-bank financial institutions to engage in propriety trading, could result in a significant reduction in market liquidity, higher trading costs and reduced valuation of fixed income securities. In addition, the Federal Reserve Board reduced and has maintained interest rates at near zero percent and initiated a bond-buying program of U.S. Treasury and agency mortgage-backed securities known as “quantitative easing” in an effort to keep long-term interest rates low and stimulate the U.S. economy. The Federal Reserve has adjusted the program over the last several years in response to economic and market developments. As the U.S. economy gradually improves, the Federal Reserve has contemplated a possible end of both quantitative easing and the period of near zero interest rates. In December 2013, the Federal Reserve announced its intention to begin reducing, or “tapering,” its purchases under the bond-buying program beginning in January 2014. The effects of tapering and the end of the near zero interest rate environment are uncertain, but may lead to increased volatility and other consequences that may adversely affect the Fund and the Portfolios.

In August 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” citing concerns over growing government spending and gridlock by lawmakers to address fiscal policy. Further credit downgrades from S&P or other credit rating agencies in the future is possible. The impact of recent and any future downgrades is uncertain, but may lead to increased interest rates for borrowers, increased volatility in the short-term and have a substantial negative effect on the U.S. economy.

International markets and global economies have also experienced substantial volatility, instability and uncertainty for several years. Foreign governments and certain foreign central banks have taken steps to stimulate their economies by injecting liquidity into the capital markets while others have imposed austerity measures to address unsustainable government spending and debt levels. European financial markets in particular have been adversely affected by concerns about recession, credit rating downgrades, unsustainable government debt levels in the Eurozone and possible default on or restructuring of government debt in several European countries. In January 2012, S&P lowered its long-term sovereign credit rating on a number of European countries citing what it believed to be unsuccessful policy measures by Eurozone leaders to fully address systemic stresses. S&P subsequently downgraded its long-term issuer credit rating of the European Financial Stability Facility, Europe’s main bailout fund. As a result of these economic difficulties, the future of the euro and the European Union is uncertain. This fiscal crisis has and may continue to negatively affect the U.S. financial markets as well. The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy, the securities markets, or the Portfolios.

In addition to the increased turbulence in financial markets described above, the reduced liquidity in credit and fixed income markets negatively affected and may continue to negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events, and the potential for continued market turbulence, may have an adverse effect on each Portfolio.

Information on Standard & Poor’s. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P® Mid Cap 400 Index”, “Standard & Poor’s Mid Cap 400 Index”, “Standard & Poor’s 500”, “S&P® SmallCap 600” and “Standard & Poor’s Small Cap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

More About Principal Investment Strategies and Risks

The following section contains additional information about the principal investment strategies used by the Portfolios and the principal risks associated with these investment strategies. Principal investment strategies, which are presented in alphabetical order, are identified by an underlined paragraph header. Within each strategy section, principal risks are identified by italicized paragraph headers. Although one or more Portfolios may pursue the strategies discussed below as principal strategies (as noted throughout this section), each other Portfolio has the authority to invest in the types of securities and employ the strategies described below as non-principal strategies, unless otherwise noted.

Active Management. Most Portfolios (other than index funds) are actively managed by their Adviser or Sub-Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective. In addition, an actively managed Portfolio may utilize a particular style of investing, such as growth or value.

Northwestern Mutual Series Fund, Inc. Prospectus	91

        Active Management Risk. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

        Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.

Active and Frequent Trading. Active management of a Portfolio may also result in active trading of Portfolio securities. The Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may use active and frequent trading as a principal strategy to pursue their respective investment objectives.

        Risks of Active and Frequent Trading. Active and frequent trading can increase the portfolio turnover rate and may lead to higher brokerage commissions and other transaction costs. Portfolio turnover rates may vary from year to year.

ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are considered foreign securities for purposes of limitations stated herein regarding foreign securities except as specifically noted.

        ADR Risk. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Asset Allocation Strategy. The Balanced Portfolio and the Asset Allocation Portfolio may allocate their investments between the stock, bond and money market sectors, and among various segments of markets, based upon judgments made by the portfolio managers.

        Asset Allocation Risk. A Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Derivatives. Each Portfolio may, but it is not required to, use derivative instruments individually or in combination to seek to protect its assets, implement a tax or cash management strategy or as part of its investment strategies to seek to enhance returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return equity, inflation and credit default swaps). Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the basket. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “INVESTMENT POLICIES – Derivative Securities” in the Statement of Additional Information.

        Risks of Derivatives. A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the “INVESTMENT POLICIES – Derivative Securities” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.

        Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivative instruments used by a Portfolio may experience losses due to market events unanticipated by the Adviser or a Sub-Adviser.

        Correlation Risk. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. This may also be referred to as basis risk. For example, changes in the value of a hedging instrument may not match those of the investment being hedged.

        Counterparty Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (i.e., a counterparty or exchange) to make required payments or otherwise comply with the contract’s terms. This risk is mitigated to the extent collateral (for over-the-counter transactions) or margin (for exchange-traded transactions) has been posted and is held against the position.

92	Northwestern Mutual Series Fund, Inc. Prospectus

        Credit Risk. A derivative instrument may involve credit risk, and the value of a Portfolio’s derivative instrument may be negatively affected, to the extent that the issuer of an underlying asset will be unable to make principal and interest payments when due or otherwise honor its obligations. Underlying assets are subject to varying degrees of credit risk. The extent to which a derivative instrument involves credit risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.

        Interest Rate Risk. When interest rates change, the value of a Portfolio’s derivatives instruments may be negatively affected to the extent the derivative instrument or its underlying asset, reference rate or index are sensitive to changes in market interest rates. The extent to which a derivative instrument involves interest rate risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.

        Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

        Leverage Risk. Because derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

        Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

        Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate with underlying assets, rates and indexes they are designed to track. Bilateral derivatives contracts are privately negotiated directly with the counterparty, while exchange-traded derivatives are traded via a central clearinghouse, or exchange. Different counterparties often use different valuation techniques for determining the value of a derivative, and while the portfolio reconciliation process can help to highlight differences in valuation, there is little guidance from regulators on how such discrepancies should be resolved. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Equity Securities. The equity portion of each Portfolio designed to invest primarily in equity securities (Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity, and Emerging Markets Equity Portfolios, each, an “Equity Portfolio”) and the equity portions of the Balanced and Asset Allocation Portfolios through their investment in one or more Equity Portfolios in pursuit of their fund-of-funds strategy may include common stocks and (other than the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios), preferred stocks, rights, warrants, and securities convertible into common or preferred stocks. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue equity securities comparable to common or preferred stock. To a lesser degree, each of the Portfolios designed to invest primarily in fixed income securities (Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, and Multi-Sector Bond Portfolios, each, a

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“Fixed Income Portfolio”) may invest in common and preferred stocks and other types of equity securities.

        Risks of Equity Securities, Generally. Equity securities represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its common stocks and preferred stocks may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

        Risks of Preferred Stocks. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

        Risks of Large Cap Companies. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

        Risks of Small and Mid Cap Companies. Each Portfolio may invest to varying degrees in small and mid cap stocks, subject to the Portfolio’s objectives and policies. Small and mid cap companies may have more growth potential and may be able to react to market conditions more quickly; however, small and mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations. Small and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small and mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid cap stock, especially during periods of market volatility.

        Risks of Micro-Cap Companies. Each Portfolio may invest in varying degrees in micro cap stocks, subjective to the Portfolio’s objectives and policies. Micro cap companies may have more growth potential and may be able to react to market place conditions more quickly, however, investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations. Micro cap companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

        Risks of Rights and Warrants. Investments in rights and warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the rights or warrants cannot be exercised prudently by the expiration date or if the rights and warrants lack a liquid secondary market for resale.

        Risks of When Issued Securities. When issued securities involve risk that the security the Portfolio buys may lose value prior to its delivery or may not be issued causing the Portfolio to incur a loss. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Please see “When Issued, Delayed Delivery and Forward Commitment Transactions” below, which describes additional information about such transactions.

        Risks of Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Diversification. The Focused Appreciation, Index 400 Stock, Index 500 Stock, Index 600 Stock and Inflation Protection Portfolios are classified as non-diversified investment companies as defined under the Investment Company Act of 1940.

        Non-diversification Risk. A non-diversified Portfolio may hold a relatively large percentage of its assets in a single issuer or small number of issuers. As a result, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Fixed Income Securities. Each of the Fixed Income Portfolios may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;

•	U.S. Government securities including securities issued by agencies and government sponsored enterprises;

•	obligations of international agencies or supranational entities;

•	pass-through securities (including mortgage- and asset-backed securities);

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•	loan participations and assignments, and dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);

•	inflation-indexed bonds issued by both governments and corporations;

•	delayed funding loans and revolving credit facilities;

•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises, including Build America Bonds (“municipal securities”);

•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•	reverse convertible notes;

•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and

•	Rule 144A securities.

The Equity Income and International Growth Portfolios may invest in certain types of debt instruments as part of their principal strategy. Each other Equity Portfolio may invest in debt securities as a non-principal strategy consistent with the Portfolio’s investment objective and strategy.

Investments in fixed income securities involve risks different from investments in equity securities. The primary risks associated with an investment in fixed income securities are as follows:

        Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. Changes in interest rates can be sharp and the effect on the value of debt investments can be significant. Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of a Portfolio’s fixed income instruments. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

        Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Credit ratings are essentially opinions of credit rating agencies, such as S&P, as to the credit quality of the issuer; the lower the credit rating, the greater the credit risk. A lower credit rating may lead to a decline in the value of a fixed income security because investors may demand a higher rate of interest to compensate for the perceived increased credit risk of the issuer. Credit ratings, however, may prove to be inaccurate. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase.

        Call Risk. Call Risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Portfolio.

        Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

        Market Developments. As noted above under “More About Investment Strategies and Risk – General Information”, the challenges faced by the financial markets over the last several years, and the measures taken in response to those challenges, may have a direct and indirect adverse effect on the Fund and the fixed income securities held by the Portfolios. In particular, S&P lowered its long-term sovereign credit rating on the U.S. in August 2011. While the impact of this credit downgrade and any further downgrades by S&P or another rating agency in the future is uncertain, it may lead to increased interest rates and increased volatility in the financial markets generally. In addition, the potential end of the Federal Reserve’s quantitative easing program and the near zero interest rate environment may lead to increased redemptions from the Fund’s fixed income portfolios, and reduced liquidity and increased volatility in the fixed income markets generally, which may adversely affect the value of such instruments held by the Portfolios. These and other developments relating to the challenges facing the domestic and international markets may increase the interest rate risk and credit risk of issuers of private debt securities, government and municipal securities and the other fixed income securities listed above with its own credit rating, and thereby negatively affect the value of such investments held by a Portfolio.

Focused Investing. Although diversified, the Large Cap Blend, Domestic Equity and Emerging Markets Equity Portfolios may hold larger positions in a smaller number of companies than the other Portfolios.

        Focus Risk. To the extent a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of

Northwestern Mutual Series Fund, Inc. Prospectus	95

issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Foreign Securities. The International Growth, Research International Core, International Equity, Emerging Markets Equity and Multi-Sector Bond Portfolios each have an unlimited ability to invest in foreign securities. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios will only invest in foreign securities if such securities are added to their respective benchmark index. Unless otherwise specified in a Portfolio’s investment strategies, each other Portfolio may invest up to 20% of its net assets in foreign securities.

Except as noted below, for purposes of applying the foreign investment limitation, “foreign securities” shall mean:

•	securities of companies whose principal trading activities are outside the U.S.; or

•	securities denominated in non U.S. dollar currencies; or

•	securities of companies that:

•	are organized under the laws of, or have principal offices in, a country other than the U.S., and

•	derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

•	American Depositary Receipts and American Depositary Shares.

The Large Cap Blend Portfolio does not consider securities of foreign issuers listed or traded on a U.S. securities exchange or U.S. securities association to be “foreign securities” for purposes of this investment limitation.

With respect to derivative instruments, foreign securities also shall include instruments where the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indexes of such instruments or securities).

Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures.

Foreign securities may include securities of issuers economically tied to countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Such countries include, but are not limited to, countries in the Morgan Stanley Capital International Emerging Markets IndexSM. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities.

        Risks of Foreign Investing. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds. Specific risks of investing in foreign securities include the following:

        Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

        Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

        Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

        Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

        Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged.

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Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

        Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

        Debt Obligations of Foreign Governments. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the

Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

Fund of Funds Investing. Each of the Balanced and Asset Allocation Portfolios may operate as an affiliated “fund of funds” by investing in one or more of the equity and international portfolios of the Fund (each, an “Underlying Portfolio”) to gain exposure to the equity component of its principal investment strategy. Effective on or about October 31, 2014, the Portfolios will operate as affiliated fund of funds to gain the Portfolios’ fixed income exposure by investing in one or more of the Fund’s fixed income portfolios (each, an “Underlying Portfolio” after such date). The portfolios of the Fund that may serve as Underlying Portfolios include the following:

Equity Portfolios	International Portfolios

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock

Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value

Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock

Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock

Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Fixed Income Portfolios

Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

The Adviser allocates the assets of each Portfolio among the Underlying Portfolios based on the Adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the Adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the Adviser considers their focus on investment grade or non-investment grade debt securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration and maturity of the Underlying Portfolio, and other characteristics. The Adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the Adviser believes provide the most favorable position for achieving the Portfolio’s investment objective. In connection with the allocation process, the Adviser may from time to time invest more than 25% of the assets of the Balanced Portfolio or the Asset Allocation Portfolio in one Underlying Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus	97

Each of the Balanced and Asset Allocation Portfolios may invest up to 50% of its net assets in foreign securities and international Underlying Portfolios.

Through its investments in the Underlying Portfolios, a Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the Underlying Portfolios, each Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet their investment objective and for cash management purposes. For a discussion of equity securities, foreign securities (including emerging markets) and derivatives, see the corresponding headings above in this section of the Prospectus.

        Risks of Fund of Funds Investing. To the extent that the Balanced or Asset Allocation Portfolio invests in an Underlying Portfolio, the Portfolio indirectly bears all the risks associated with the investment strategies used by that Underlying Portfolio in direct proportion to the amount of assets the Portfolio allocates to that Underlying Portfolio, and bears a pro rata share of the Underlying Portfolio’s expenses in addition to its own expenses. Each of the Balanced and Asset Allocation Portfolio’s “Total Annual Portfolio Operating Expenses” reflected in the table under “Fees and Expenses of the Portfolio” in the “PORTFOLIO SUMMARIES” section have been restated from the expenses incurred during the Fund’s last fiscal year to: (i) include additional expenses that would likely have been incurred had the Portfolios been invested in equity and international Underlying Portfolios for a full fiscal period (rather than only for the period from July 1, 2013—December 31, 2013); and (ii) reflect additional expenses likely to be incurred in fiscal 2014 relating to each Portfolio’s investment in fixed income Underlying Portfolios for the period from October 31, 2014—December 31, 2014. A description of the principal investment strategies, the principal risks associated with those strategies, and expense information for each Underlying Portfolio is set forth in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The performance of each such Portfolio is significantly impacted by the investment performance of the Underlying Portfolios it holds.

The ability of the Portfolio to meet its investment objective with respect to its fund of funds strategy is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the Adviser’s allocation decisions with respect to the Underlying Portfolios. The Underlying Portfolios will pursue their investment objectives and strategies without the approval of the Portfolios. If an Underlying Portfolio were to change its investment objective or strategies, a Portfolio may be forced to withdraw its investment from the Underlying Portfolio at a disadvantageous time. Because the Portfolios and the Underlying Portfolios are affiliated funds, the Portfolios are subject to risks associated with such affiliation. The Adviser will have the authority to select and allocate investments of the Portfolios among the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for a Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.

        Underlying Portfolio Risks. The Underlying Portfolios are used as investments for more than one fund of funds, and may have a large percentage of their shares owned by such other fund of funds. Each Underlying Portfolio may experience large investments or redemptions from a Portfolio due to reallocation or rebalancing of the Portfolios. In the event of a large investment by a Portfolio, the Underlying Portfolio may be unable to quickly deploy the new funds in its strategy resulting in a larger cash position than typical for a period of time, which may cause the Portfolio to miss out on potential investment opportunities and gains if the market advances during that period. Large redemption activity by a Portfolio could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions by a Portfolio could also cause an Underlying Portfolio’s expense ratio to increase due to a resulting smaller asset base. Consequently, relatively large investments and redemptions by a Portfolio could adversely affect the performance of a Portfolios and the Underlying Portfolios. The Adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the Adviser’s ability to fully implement a Portfolio’s investment strategies.

Government Agency Securities. The Money Market, Long-Term U.S. Government Bond, Inflation Protection, Balanced and Asset Allocation Portfolios may invest in securities issued by U.S. Government agencies or government sponsored enterprises as a principal strategy. Such securities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

        Special Considerations. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. Also, following the downgrade by S&P of its long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” in August 2011, described above under “More About Investment Strategies and Risks—General Information,” S&P downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will ultimately be successful.

High Yield Bonds. The High Yield Bond Portfolio invests primarily in high yield debt securities, and the Equity Income, Short-Term Bond, Select Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in high yield bonds as part of their principal investment strategy. High yield debt securities or non-investment grade securities (sometimes referred to as “junk bonds”), are generally those securities rated below investment grade by at least one nationally recognized statistical rating organization and unrated securities determined by a Portfolio’s Adviser or Sub-Adviser to be of comparable quality.

        Risks of Investing in High Yield Bonds. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.

Illiquid Investments. Each Portfolio may invest up to 15% (5% for the Money Market Portfolio) of net assets in illiquid investments, which may include restricted securities, private placements by public and privately held entities and Rule 144A securities. An illiquid investment is generally a security or other position that cannot be disposed of quickly in the normal course of business. For the Money Market Portfolio, an illiquid investment is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 5%, as applicable) limit.

        Risks of Investing in Illiquid Securities. Investments in illiquid securities involve liquidity risk to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. This risk may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.

Indexed Investing. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios employ an indexing strategy in an attempt to achieve their investment objectives. That is, they seek to replicate the performance of a target index by investing all, or substantially all of their assets in the stocks that make up the index, in approximately the same weighting as the index.

Northwestern Mutual Series Fund, Inc. Prospectus	99

        Indexing Strategy Risk. Portfolios using an indexing strategy do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Portfolio and index performance may be affected by the Portfolio’s expenses, changes in securities markets, changes in the composition of the underlying index and the timing of purchases and redemptions of Portfolio shares. Because of these factors, a Portfolio, particularly one with fewer assets, may not perform as well as the index it attempts to match.

Inflation-Indexed Bonds. The Inflation Protection Portfolio invests in inflation-indexed bonds as a primary part of its investment strategy. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        Risks of Inflation-Indexed Bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings. The Mid Cap Value Portfolio may participate in initial public offerings (“IPOs”) of common stock or other equity securities issued by a company as part of its principal investment strategy. Such companies may be established companies or those in the early stages of development.

        Risks of Investing in IPOs. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While the Portfolio may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Depending on the size of the Portfolio, investments in IPOs could have a magnified impact (either positive or negative) on the Portfolio’s performance. The impact of IPOs on the Portfolio’s performance may tend to diminish as assets grow.

Leverage. Certain transactions in which the Portfolios engage may give rise to a form of leverage including, among others, reverse repurchase agreements, swap agreements, futures contracts, loans of portfolios securities, inverse floaters, structured notes and the use of when issued, delayed delivery or forward commitment transactions. To seek to mitigate leveraging risk, a Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its positions in a permissible manner.

        Leverage Risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.

        Asset Coverage, Segregation and Earmarking Requirements. The Portfolios will comply with guidelines established by the SEC with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid assets on its books or with its custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency, by other portfolio positions or by other means consistent with applicable regulatory policies.

Levered Loans. The High Yield Bond Portfolio may invest in fixed and/or floating rate loans made to companies rated below investment-grade or, if unrated, determined by the Portfolio’s adviser to be of comparable quality, called “levered loans.” Such loans are privately negotiated between a corporate borrower and one or more financial institutions and made available for investment in the bank loan market. The Portfolio may invest in levered loans directly by assignment of the loan from the lender or indirectly through the purchase of a participation interest from the lender. Under a loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the borrower. Under a loan participation, the Portfolio will have a contractual relationship with the lender, not with the borrower, and will generally have the right to receive payments of principal and interest to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Investments in levered loans usually pay higher yields compared to investment-grade loans. The higher yields of levered loans represent the risk premium associated with lending to below investment-grade borrowers. While levered loans have some features and risk profiles similar to high yield bonds (see “High Yield Bonds”, above) they have some features that are different. Levered loans usually are senior obligations of the borrower and are usually secured by collateral.

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        Risks of Investing in Levered Loans. Participations and assignments generally involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender and, therefore, assumes the credit risk of the lender in addition to the borrower. Levered loans, because they are made to below investment-grade borrowers, are subject to an increased risk of default by the borrower in the payment of principal and interest. Levered loans may also be more difficult to liquidate than loans made to investment-grade borrowers, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Levered loans are also subject to the risk that the value of the collateral securing the loan may decline and, as a result, may be insufficient to meet the obligations of the borrower. While levered loans are generally senior in a borrower’s capital structure, they are subject to the risk that they may lose their senior status to presently existing or future indebtedness.

Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. In particular, the Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in mortgage- and asset-backed securities as a principal investment strategy. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

        Risks of Mortgage- and Asset-Backed Securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are subject to prepayment risk. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price. In addition, in some places, local governments may seek to use their eminent domain powers to buy underwater home loans held by mortgage-backed securities. The price of the loans purchased in such cases may be made at a discount to the loan’s true value.

Mortgage- and asset-backed securities are also subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio may invest in municipal securities as a principal investment strategy. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

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        Risks of Investing in Municipal Securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, since the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds were reduced. Since March 2013, amounts claimed by an issuer are subject to a reduction of 8.7% of the amounts budgeted for such payments as a result of the sequester. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. The federal government could eliminate or further reduce the subsidy in the future. The recent reduction to the subsidy and any further reduction or elimination increases the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.

Real Estate Investment Trusts (REITs). The Small Cap Value Portfolio may invest in real estate investment trusts, or REITs as part of its investment strategy. REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. Investments in REITs may provide the Portfolio with an efficient, low-cost means of diversifying among various types of property in different regions.

        Risks of Investing in REITs. Investing in REITs involves certain unique risks in addition to those risks affecting the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to interest rate risks. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Because REITs are pooled investment vehicles that have their own expenses, the Portfolio will indirectly bear its proportionate share of those expenses. REITs are subject to the risk of failing to maintain their exemptions from registration as investment companies under the 1940 Act, and the possibility of failing to satisfy specific requirements under the Internal Revenue Code in order to qualify for the tax-free pass through of income.

Sector Concentration. The Growth Stock, Large Cap Core Stock, Mid Cap Growth Stock and Small Cap Growth Stock Portfolios may at times have a relatively high percentage of their assets invested in a particular sector.

        Sector Concentration Risk. To the extent a Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector. Sector concentration will also subject a Portfolio to the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector. To the extent a Portfolio is underweight other sectors, the Portfolio risks missing out on advances in those sectors.

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Securities Lending. For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. This strategy is used primarily by the Select Bond and Balanced Portfolios. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.

        Risks of Securities Lending. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan. The Statement of Additional Information contains further details about securities lending.

Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These indirect expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations. The expenses associated with business development companies in particular may be significant. Fees and expenses incurred indirectly by a Portfolio as a result of its investing in investment companies, business development companies and other pooled investment vehicles are reflected in a Portfolio’s fee and expense table in “Other Expenses,” if the indirect expenses incurred by the Portfolio do not exceed 0.01% (one basis point) of the Portfolio’s average net assets or in a separate line item called “Acquired Fund Fees and Expenses,” if such amount exceeds 0.01% of the Portfolio’s average net assets.

Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. Portfolios that may invest in ETFs to a greater extent include the Small Cap Growth Stock, Index 600 Stock, Small Cap Value, Balanced and Asset Allocation Portfolios. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

        Risks of Investing in Securities of Other Investment Companies. As with other investments, investments in other investment companies are subject to market and selection risks. Registered investment companies and unregistered investment companies generally entail the same risks as the underlying securities held by them. A Portfolio investing in another investment company may be affected by the losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds.

        Risks of Investing in ETFs. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement.

        Risks of Short Sales. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its position in a permissible manner.

Special Situations. The Focused Appreciation, Equity Income and Small Cap Value Portfolios may invest in special situations as a primary investment strategy. A “special situation” arises when, in the adviser or sub-adviser’s opinion, securities of a particular company will appreciate in value because of unique circumstances applicable to the company.

        Risks of Special Situations. Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security’s market price. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss than investments in securities not subject to a special situation.

When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it

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is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

        Risks of When Issued, Delayed Delivery and Forward Commitment Transactions. When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Other Investment Strategies and Risks

Commodities. The Portfolios may invest in instruments, including exchange traded funds, whose performance is linked to the price of an underlying commodity or commodity index. To the extent a Portfolio makes such investments, the Portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events, and natural disasters, pestilence and market disruption. Commodity prices may have greater volatility than investments in traditional securities.

Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Master Limited Partnerships. The Portfolios may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships whose limited partnership interests (units) are traded on a public exchange. As a result, MLP units are generally more liquid than units of private limited partnerships. MLPs have two types of partners – one or more general partners that conduct the day-to-day management of the MLP, and one or more limited partners that contribute capital but are not involved in the day-to-day management. When a Portfolio invests in a MLP, it becomes a limited partner. Limited partners have limited control over the MLP and may have limited voting rights on matters affecting the MLP. MLPs typically pay higher distributions than other types of companies. The amount of cash a MLP can distribute to its partners will depend on the amount of cash it generates from its operations and its operating costs, working capital needs and other like factors, all of which are effected by market movements and factors effecting its business lines. The benefit of investing in MLPs depends largely on the MLP being treated as a partnership for federal income tax purposes, thereby avoiding taxation at the MLP level. To qualify as a partnership for federal income tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code, which include, among others, interest, dividends, real property rents, certain capital gains, and the exploration, development, mining, production, processing, refining, transportation, storage and marketing of oil, gas, minerals and other natural resources. If, as a result of a change in current law or change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. In such cases, the amount of cash available for distribution would be reduced and the distributions received by the Portfolio might be taxed entirely as dividend income.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Temporary Defensive Investments and Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A

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Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities, to meet anticipated redemptions of Portfolio shares or in support of a Portfolio’s position in certain derivative instruments. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio holds cash reserves or invests defensively in these securities, it might not achieve its investment objective.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides its extensive institutional and fixed income expertise to Northwestern Mutual and certain of its affiliates, The Northwestern Mutual Foundation, and Northwestern Mutual’s pension plan assets for employees and financial representatives. As of December 31, 2013, Mason Street Advisors had over $127 billion in assets under management.

As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser. For those Portfolios that employ a sub-adviser, Mason Street Advisors oversees and evaluates the activities of the sub-advisers, including investment performance, investment operations and processes. Pursuant to its advisory agreement with the Fund, Mason Street Advisors also provides or procures the management of the Fund’s administrative affairs, including mutual fund accounting services, legal services, investment operations services and corporate and regulatory reporting, oversees the Fund’s service providers and provides overall risk management for the Fund, including investment, operational and financial risk.

The Sub-Advisers

Each of the following sub-advisers has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors:

American Century Investment Management, Inc. (“American Century Investments”), 4500 Main Street,

Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments serves as sub-adviser for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio. American Century Investments is a direct, wholly-owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Delaware Investments Fund Advisers (“Delaware”), a Series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania, 19103, serves as sub-adviser for the Domestic Equity Portfolio of the Fund. Delaware is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of Macquarie Group Ltd.

Fayez Sarofim & Co. (“Sarofim & Co.”), 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, serves as sub-adviser for the Large Cap Core Stock Portfolio. Sarofim & Co. manages investment portfolios for a wide range of clients—pension plans, foundations, endowments, and individuals. For over five decades since their founding in 1958, they have focused exclusively on investment management.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as sub-adviser for the Large Cap Blend Portfolio of the Fund. FMI has been an investment adviser since 1980. FMI is controlled by Ted D. Kellner and Patrick J. English. FMI’s executive officers include Ted D. Kellner, Executive Chairman; Patrick J. English, CEO, CIO and Treasurer; John S. Brandser, President, Secretary, COO and CCO; and Bladen Burns, Senior VP. The directors of FMI are Messrs. Kellner, English and Brandser.

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206, is the sub-adviser for the

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Focused Appreciation Portfolio and the International Growth Portfolio. Janus has appointed Janus Capital Singapore Pte. Limited (“Janus Singapore”), 8 Shenton Way, #36-02 AXA Tower, Singapore 068811, as an additional sub-adviser to make day-to-day investment decisions for the International Growth Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus Singapore is a wholly-owned indirect subsidiary of JCGI. Janus Singapore provides Janus with investment management advice and assistance, including the portfolio management services of Carmel Wellso while she remains employed by Janus Singapore.

Massachusetts Financial Services Company (MFS®(1)), 111 Huntington Avenue, Boston, Massachusetts 02199, serves as sub-adviser for the Emerging Markets Equity Portfolio and the Research International Core Portfolio of the Fund. MFS® is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, serves as sub-adviser for the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio of the Fund. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority-owned subsidiary of Allianz Asset Management (“AAM”), which is a subsidiary of Allianz SE (“Allianz”). Allianz is a European-based, multinational insurance and financial services holding company.

Templeton Investment Counsel, LLC (“Templeton”), 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, a wholly owned indirect subsidiary of Franklin Resources, Inc. (“FRI”), is the sub-adviser for the International Equity Portfolio. FRI is a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of FRI.

The Boston Company Asset Management, LLC (“The Boston Company”), BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, serves as sub-adviser for the Growth Stock Portfolio. The Boston Company is a global, performance-driven investment management firm committed to providing creative active equity solutions for its clients. Backed by top-notch fundamental and quantitative research, its collaborative, entrepreneurial firm serves the investment needs of pension plans, endowments, sovereign institutions, intermediaries and mutual fund shareholders. Founded in 1970, The Boston Company is part of BNY Mellon Asset Management, one of the world’s leading asset management organizations, encompassing BNY Mellon’s affiliated investment management firms and global distribution companies.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the Small Cap Value Portfolio and the Equity Income Portfolio.

Wellington Management Company, LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, serves as sub-adviser to the Small Cap Growth Stock Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois, 60606, serves as sub-adviser for the Mid Cap Growth Stock Portfolio of the Fund. William Blair was founded over 75 years ago.

Portfolio Managers

A brief biography of each portfolio manager who has responsibility for the day-to-day management of one or more Portfolios is set forth below. Please see the Statement of Additional Information for additional information about the portfolio managers’ investments in the Portfolio(s) that they manage, a description of portfolio manager compensation and information regarding other accounts that the portfolio managers manage.

Growth Stock Portfolio

Investment decisions are made by members of the core research team of The Boston Company under the direction of Elizabeth Slover, Managing Director at The Boston Company and Director of The Boston Company’s core research team. Ms. Slover has been with The Boston Company since 2005, and has been the Portfolio’s portfolio manager since 2013. She has also been employed by The Dreyfus Corporation, an affiliate of The Boston Company, since 2001.

Focused Appreciation Portfolio

A. Douglas Rao, Portfolio Manager, has been employed by Janus since 2013. He is also Portfolio Manager of other Janus accounts. Prior to joining Janus, Mr. Rao was a partner and portfolio manager with Chautauqua Capital Management from

(1) MFS® is a registered trademark of Massachusetts Financial Services Company.

106	Northwestern Mutual Series Fund, Inc. Prospectus

2012 to May 2013, and a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012.

Large Cap Core Stock Portfolio

The Portfolio is managed by a team of portfolio managers employed by Sarofim & Co. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.’s internal, fundamental research efforts. The team consists of:

Fayez Sarofim, Chief Executive Officer, Chairman of the Board and Chief Investment Officer, who founded Sarofim & Co. in 1958.

Gentry Lee, President of Sarofim & Co., who has been with Sarofim & Co. since 1998.

Jeff Jacobe, Director of Investments and Senior Vice President, who has been with Sarofim & Co. since 2000.

Large Cap Blend Portfolio

FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. PMC members include:

Patrick J. English has been employed by FMI in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.

John S. Brandser has been employed by FMI in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.

Andy P. Ramer has been employed by FMI since 2002 as a Research Analyst and is the Director of Research.

Jonathan T. Bloom has been employed by FMI since 2010 as a Research Analyst; from 2008 through the spring of 2009, Mr. Bloom attended the Columbia University Graduate School of Business in New York and from 2003 through 2007, he was a gallery director and junior partner of Arader Galleries in New York.

Matthew J. Goetzinger has been employed by FMI since July 2004 as a Research Analyst.

Robert M. Helf has been employed by FMI since 1997 as a Research Analyst.

Karl T. Poehls has been employed by FMI since 2008 as a Research Analyst; from August 2006 to May 2008, Mr. Poehls attended Graduate School at University of Wisconsin, Madison, and from March 2004 to August 2006, he was employed as an investment analyst with Smith Barney, Minneapolis, Minnesota.

Daniel G. Sievers has been employed by FMI since 2009 as a Research Analyst; from May 2008 to August 2009, Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, Massachusetts, and from September 2004 to May 2008 he attended Boston College.

Index 500 Stock Portfolio

Daniel J. Meehan, who co-manages the Portfolio, is a Director of Mason Street Advisors and joined Mason Street Advisors in 2004. He also acts as the lead portfolio manager for the Balanced Portfolio and the Asset Allocation Portfolio, and has primary responsibility for allocating the equity portion of each such Portfolio among the Underlying Portfolios.

Steven A. Warren, Associate of Mason Street Advisors, acts as co-manager for the Portfolio. Mr. Warren, who joined Northwestern Mutual in 1998, is a portfolio manager for other Fund portfolios and is also responsible for the execution of equity and equity derivative transactions at Mason Street Advisors.

Large Company Value Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Large Company Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brendan Healy, Vice President and Portfolio Manager, joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2004.

Matt Titus, Portfolio Manager, joined American Century Investments in 2004 as an equity analyst and became a portfolio manager in 2010.

Domestic Equity Portfolio

D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager and Team Leader for Delaware’s Large-Cap Value team, joined Delaware in 2004.

Anthony A. Lombardi, Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 2004.

Robert A. Vogel, Jr., Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 2004.

Nikhil G. Lalvani, Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 1997 as an account analyst. Mr. Lalvani has served as both a fundamental and quantitative analyst.

Kristen E. Bartholdson, Vice President and Senior Portfolio Manager for Delaware’s Large-Cap Value team, joined Delaware in 2006 as an associate portfolio manager.

Equity Income Portfolio

The Equity Income Portfolio is managed by an investment advisory committee.

Brian C. Rogers is Chairman of the Board and Chief Investment Officer of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been chairman of the committee since 1993, joined T. Rowe Price in 1982, and has been managing investments since 1983.

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Mid Cap Growth Stock Portfolio

Robert C. Lanphier IV, who co-manages the Portfolio, is a Principal of William Blair and joined in 1987. He is a member of its Investment Management Department’s Small-Mid and Mid Cap Growth Teams.

David P. Ricci, who co-manages the Portfolio, is a Principal of William Blair and joined in 1994. He is a member of its Investment Management Department’s Mid Cap Growth Team.

Index 400 Stock Portfolio

Daniel J. Meehan and Steven A. Warren co-manage the Index 400 Stock Portfolio. For Mr. Meehan’s and Mr. Warren’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Mid Cap Value Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Mid Cap Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Phillip N. Davidson, Chief Investment Officer Value Equity, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1993 as a Portfolio Manager.

Michael Liss, Vice President and Senior Portfolio Manager, joined American Century Investments in 1998 and became a portfolio manager in 2004.

Kevin Toney, Vice President and Senior Portfolio Manager, joined American Century Investments in 1999 and became a portfolio manager in 2006.

Brian Woglam, Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012.

Small Cap Growth Stock Portfolio

Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since 2013. He joined Wellington Management in 1994 and has been an investment professional since 1996.

Index 600 Stock Portfolio

Daniel J. Meehan and Steven A. Warren co-manage the Index 600 Stock Portfolio. For Mr. Meehan’s and Mr. Warren’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Small Cap Value Portfolio

The Small Cap Value Portfolio is managed by an investment advisory committee whose chairman is Preston G. Athey, a Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Athey has been chairman of the Portfolio’s committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982. Effective June 30, 2014, J. David Wagner, Vice President of T. Rowe Price, will replace Mr. Athey as chairman of the Portfolio’s investment advisory committee. Mr. Wagner joined T. Rowe Price in 2000 and brings over 14 years of investment experience to his new role.

International Growth Portfolio

Julian McManus, Co-Portfolio Manager of Janus, has been co-portfolio manager of the Portfolio since September 2010. Mr. McManus joined Janus in 2004, is an equity research analyst and also manages other Janus accounts.

Guy Scott, Co-Portfolio Manager of Janus, has been co-portfolio manager of the Portfolio since September 2010. Mr. Scott joined Janus in 2007 as a research analyst. He also manages other Janus accounts.

Carmel Wellso, Portfolio Manager of Janus Singapore, has been co-portfolio manager of the Portfolio since September 2010. Ms. Wellso joined Janus in 2008 as a research analyst. She joined Janus Singapore in 2013. Ms. Wellso also manages other Janus accounts.

Research International Core Portfolio

Jose Luis Garcia, Investment Officer of MFS, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2007.

Mr. Garcia and Mr. Melendez co-manage the Portfolio, each providing general oversight of a team of investment professionals.

International Equity Portfolio

Neil Devlin, Executive Vice President of Templeton, has been co-portfolio manager of the Portfolio since September 2010. Mr. Devlin originally joined Templeton in 1987 and served as Templeton’s Chief Investment Officer for fixed income from 1994 to 1999. He rejoined Templeton in 2006, and currently manages institutional equity portfolios and has other research responsibilities for Templeton. Prior to rejoining Templeton, Mr. Devlin was a portfolio manager with Boston Partners.

Peter A. Nori, Executive Vice President of Templeton, was appointed as co-portfolio manager of the Portfolio in June 2012. Mr. Nori joined Templeton’s global equity research team in 1994, and is currently Templeton’s information technology sector team leader and has research responsibility for the global semiconductor and the global pharmaceutical industries. He also manages several other institutional portfolios.

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Emerging Markets Equity Portfolio

Jose Luis Garcia, Investment Officer of MFS, co-manager of the Portfolio, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2008.

Robert Lau, Investment Officer of MFS, co-manager of the Portfolio, has been employed in the investment area of MFS since 2001, and has managed the Portfolio since 2009.

Short-Term Bond Portfolio

Brian K. Yeazel, who manages the Portfolio, is a Managing Director of Mason Street Advisors. He joined Northwestern Mutual in 1994, is responsible for all fixed income trading and securities lending activities at Mason Street Advisors, and also manages Government, Agency and money market investments.

Select Bond Portfolio

Steven J. Lyons, who co-manages the Portfolio, is a Managing Director of Mason Street Advisors and joined Northwestern Mutual in 1996. He also participates in the management of other Mason Street Advisors fixed income accounts as well as managing Northwestern Mutual corporate bond portfolios.

Brian K. Yeazel acts as co-portfolio manager for the Portfolio. For Mr. Yeazel’s biographical information, please refer to “Short-Term Bond Portfolio,” above.

Long-Term U.S. Government Bond Portfolio

Stephen Rodosky, is a Managing Director in PIMCO’s Newport Beach office and a portfolio manager covering Treasury bonds, agencies and futures. He is the lead portfolio manager for long duration strategies. Mr. Rodosky joined PIMCO in 2001. He has 18 years of investment experience.

Inflation Protection Portfolio

American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, to manage fixed-income funds (such as the Portfolio). The listed portfolio managers are members of the team that manages the Inflation Protection Portfolio and are ultimately responsible for the day-to-day management of the Portfolio within its strategic investment parameters, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brian Howell, Vice President and Senior Portfolio Manager, joined American Century Investments in 1987 and became a portfolio manager in January 1996.

James E. Platz, Vice President and Senior Portfolio Manager, joined American Century Investments in October 2003 as a portfolio manager.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1983 and became a portfolio manager in January 1991.

Alejandro H. Aguilar, Vice President and Senior Portfolio Manager, joined American Century Investments in 2003 as a portfolio manager.

Jeffrey L. Houston, Vice President and Senior Portfolio Manager, joined American Century Investments in 1990 and became a portfolio manager in 1994.

Mr. Howell and Mr. Gahagan serve on the American Century Investments’ Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions.

High Yield Bond Portfolio

Andrew T. Wassweiler, Director of Mason Street Advisors, joined Northwestern Mutual in 1997. He also manages other high yield accounts of other Mason Street Advisors’ clients.

Multi-Sector Bond Portfolio

Curtis A. Mewbourne, a Managing Director and head of portfolio management for PIMCO’s New York office, co-manages the Portfolio. As a generalist portfolio manager, he manages institutional accounts and mutual funds across a wide range of strategies. He joined PIMCO in 1999. Mr. Mewbourne has 21 years of trading and portfolio management experience.

Eve Tournier, an Executive Vice President in PIMCO’s Newport Beach office and a portfolio manager focusing on corporate bonds and loans, co-manages the Portfolio. Prior to joining PIMCO in 2008, she was a managing director and European head of high yield credit trading with Deutsche Bank. Ms. Tournier also worked in credit derivatives trading at Deutsche Bank and at JPMorgan. She has 14 years of investment experience.

Balanced Portfolio/Asset Allocation Portfolio

The Balanced Portfolio and Asset Allocation Portfolio are each managed by the same team of Mason Street Advisors portfolio managers (listed below), who are each individually responsible for decisions about the purchase and sale of securities for the portion of each Portfolio assigned to him, subject to the allocation of each Portfolio’s assets across asset categories under the direction and final approval of the Portfolio’s lead portfolio manager, Mr. Meehan.

Daniel J. Meehan is the lead manager for each Portfolio and has primary responsibility for making the allocation decisions across the asset categories as well as the equity portion of each Portfolio among the Underlying Portfolios. For Mr. Meehan’s biographical information, please refer to “Index 500 Stock Portfolio,” above.

Steven J. Lyons manages the investment grade bond portion of each Portfolio. For Mr. Lyons’ biographical information, please refer to “Select Bond Portfolio,” above.

Andrew T. Wassweiler has primary responsibility for the high yield bond portion of each Portfolio. For Mr. Wassweiler’s biographical information, please refer to “High Yield Bond Portfolio,” above.

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Advisory Fees

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios, as set forth below. Mason Street Advisors pays each sub-adviser out of its investment advisory fee. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear in the Fund’s annual and/or semi-annual shareholder reports.

Advisory Fees:

The following table shows the advisory fees for each of the Portfolios for the fiscal year ended December 31, 2013 as a percentage of the average net assets of the Portfolios based on 2013 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Portfolio	Investment Advisory Fee
Growth Stock	0.41%	International Growth	0.64%
Focused Appreciation	0.68%	Research International Core	0.84%
Large Cap Core Stock	0.43%	International Equity	0.59%
Large Cap Blend	0.77%	Emerging Markets Equity	1.13%
Index 500 Stock	0.20%	Money Market	0.05%
Large Company Value	0.69%	Short-Term Bond	0.34%
Domestic Equity	0.55%	Select Bond	0.30%
Equity Income	0.64%	Long-Term U.S. Government Bond	0.54%
Mid Cap Growth Stock	0.50%	Inflation Protection	0.54%
Index 400 Stock	0.24%	High Yield Bond	0.43%
Mid Cap Value	0.79%	Multi-Sector Bond	0.78%
Small Cap Growth Stock	0.55%	Balanced	0.24%
Index 600 Stock	0.22%	Asset Allocation	0.32%
Small Cap Value	0.85%

Expense Limitation and Advisory Fee Waiver Agreements:

Expense Limitation Agreements

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, and extraordinary expenses) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):

Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, 2015
Large Cap Blend	0.85%	April 30, 2015
Large Company Value	0.80%	April 30, 2015
Domestic Equity	0.75%	April 30, 2015
Equity Income	0.75%	April 30, 2015

Portfolio	Expense Cap	Expiration
Mid Cap Value	1.00%	April 30, 2015
Index 600 Stock	0.35%	April 30, 2015
Small Cap Value	1.00%	April 30, 2015
International Growth	1.10%	April 30, 2015
Research International Core	1.15%	April 30, 2015
Emerging Markets Equity	1.50%	April 30, 2015
Short-Term Bond	0.45%	April 30, 2015
Long-Term U.S. Government Bond	0.65%	April 30, 2015
Inflation Protection	0.65%	April 30, 2015
Multi-Sector Bond	0.90%	April 30, 2015
Asset Allocation	0.75%	April 30, 2015

Advisory Fee Waiver Agreements

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective, November 21, 2013, with respect to the Focused Appreciation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee for the Portfolio will be 0.66% on the first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million and 0.60% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective September 1, 2013, with respect to the Large Company Value Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee for the Portfolio will be 0.68% on the first $100 million of the Portfolio’s average net assets, 0.65% on the next $150 million and 0.59% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on

110	Northwestern Mutual Series Fund, Inc. Prospectus

average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective September 1, 2013, with respect to the Mid Cap Value Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee for the Portfolio will be 0.79% on the first $150 million of the Portfolio’s average net assets and 0.70% on average net assets in excess of $150 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective March 1, 2014, with respect to the International Equity Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee, such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on Portfolio average net assets from $50 million to $1 billion, 0.58% on average net assets from $1 billion to $1.5 billion, 0.51% on Portfolio average net assets from $1.5 billion to $2 billion, and 0.45% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective January 1, 2014, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective September 1, 2013, with respect to the Inflation

Protection Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee for the Portfolio will be 0.55% on the first $100 million of the Portfolio’s average net assets, 0.50% on the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.35% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective February 4, 2014, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% of the next $150 million and 0.70% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% on average net assets invested in the Underlying Portfolios. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2015.

With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.45% on the Portfolio’s average net assets from $100 million to $250 million, and 0.35% on average net assets in excess of $250 million. Mason Street Advisors has agreed to an additional fee waiver such that the management fee is 0.05% on average net assets invested in the Underlying Portfolios. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2015.

In periods of market volatility, a Portfolio’s average net assets may decline significantly, causing operating expenses to increase relative to a Portfolio’s average net assets.

Manager of Managers Structure

The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.

Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to

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the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio, nor does it alter the right of shareholders of a Portfolio to approve any change in the management fee structure that increases the management fee paid by the Portfolio to Mason Street Advisors.

Legal Proceedings

Two lawsuits have been filed relating to three of the Portfolios’ investments in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The Unsecured Creditors Committee in the Tribune bankruptcy filed a lawsuit in the U.S. Bankruptcy Court for the District of Delaware on or about December 7, 2010, naming the Fund as a defendant; the other lawsuit was filed by a group of secured creditors in the U.S. District Court for the Western District of Wisconsin on or about June 2, 2011. Subsequently, both cases, along with multiple other lawsuits filed by secured creditors of Tribune Company, were transferred to a multi-district litigation proceeding venued in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The Index 500 Stock Portfolio, Small Cap Value Portfolio and Equity Income Portfolio received $977,000, $618,000 and $2,873,000, respectively, in the leveraged buyout. The lawsuit filed by the secured creditors has been dismissed and is on appeal. The lawsuit filed by the unsecured creditors is in the pleadings stage.

A similar matter relating to the leveraged buyout of Lyondell Chemical Company was brought against the Fund and numerous other defendants in the U.S. Bankruptcy Court for the Southern District of New York by the LB Litigation Trust on or about December 23, 2010. The Series Fund also was named in December 2011 as a defendant in a nearly identical action brought by the LB Creditor Trust. The two cases have been consolidated in front of the same judge. In addition to claims against banks that provided financing and insiders who profited from the transaction, the lawsuits seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company, alleging that such payments were either intentionally or constructively fraudulent transfers under the U.S. Bankruptcy Code or state law. The Index 400 Stock Portfolio received $5,600,000 in such payments. Both lawsuits are still in the pleading stage.

The plaintiffs in the foregoing lawsuits allege no misconduct by the Fund, the Portfolios or management, and management intends to vigorously defend the lawsuits. The Fund cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Portfolios’ respective net asset values.

From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings. Each Sub-Adviser stated that it is not currently subject to any legal or regulatory proceedings that would materially affect the Sub-Adviser’s ability to perform services for the Fund or the Portfolios, or otherwise materially affect the Fund or the Portfolios.

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading. To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of these investments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price.

Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser.

Debt securities with maturities exceeding one year are generally valued on the basis of quotes obtained from brokers-dealers or pricing services using evaluated prices based on accepted industry conventions. The pricing service may value a debt security by employing methods that utilize a market model that takes into consideration actual market transactions, broker-dealer valuations, and/or yield data relating to securities with similar characteristics. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or it’s designee, determines the valuation does not reflect the

112	Northwestern Mutual Series Fund, Inc. Prospectus

debt security’s fair value. Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments. Fair value procedures may be widely used to value foreign securities.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events are considered likely to have a material effect on the value of a Portfolio’s shares. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Directors have authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, a broad based market index. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent. The Fund may also fair value price certain foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Portfolio calculated its NAV. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded, to a significant extent.

With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, the Portfolio’s NAV is calculated based on the

NAVs of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to satisfy the diversification requirements of Section 817(h) of the Code, which prohibit a Portfolio from investing more than 55% of its assets in securities issued by the same entity. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless the separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

—	all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

—	net short-term capital gain; less

—	all expenses of the Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus	113

The Statement of Additional Information contains further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR

ANNUITY CONTRACT OR LIFE INSURANCE POLICY. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT OR POLICY.

INVESTING IN THE PORTFOLIOS

Buying and Selling Shares

All of the outstanding shares of the Portfolios are owned either directly or indirectly by Northwestern Mutual. Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts that fund Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

Although redemption requests are generally paid in cash, the Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940 and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.

Pursuant to Rule 22e-3 adopted by the Securities and Exchange Commission, the Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section 22(e) of the Investment Company Act of 1940, pending a liquidation of the Portfolio which has been approved by the Fund’s Board in accordance with the conditions of the Rule.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio, the Small Cap Value Portfolio and the Index 600

Stock Portfolio. The High Yield Bond Portfolio and the Multi-Sector Bond Portfolio each may have significant investments in high yield securities that are thinly traded. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Multiple transfers with

114	Northwestern Mutual Series Fund, Inc. Prospectus

the same effective date made by the same investor will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division (excluding the division that corresponds to the Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Money Market Portfolio until the next contract or policy anniversary date. Additionally, in accordance with these procedures, Northwestern Mutual may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to investors (e.g., in situations involving a substitution of a Portfolio as an investment option within Annuity Contracts and Life Insurance Policies).

Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. If your investment professional provides substantially the same asset allocation or investment advice to a number of owners of Annuity Contracts or Life Insurance Policies whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all owners of such Annuity Contracts or Life Insurance Policies. Therefore, Northwestern Mutual may restrict the aggregate amounts your investment professional may transfer on behalf of owners he or she represents or impose additional requirements with respect to such transfer. These limitations are intended to minimize the potential adverse effect large transfers may have on the interests of all owners of Annuity Contracts and Life Insurance Policies. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

Mixed Funding

The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts that fund Annuity Contracts and Life Insurance Policies. When a Portfolio sells any of its shares to both variable annuity and variable life insurance separate accounts, it is said to engage in mixed funding. The Portfolios currently engage in mixed funding. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a material conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus	115

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. A list of the ten largest holdings for each Portfolio (other than the Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found by viewing either the life insurance or annuities section of the “Products and Services” page, and then selecting “Fund Information” and the specific Portfolio.

The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio.

In addition, information concerning the Money Market Portfolio’s holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the website five days after the end of each month and will remain posted on the website for six months thereafter. The information can be found by viewing either the life insurance or annuities section of the “Products and Services” page, and then selecting “Fund Information” and “Money Market Portfolio.”

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.

116	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Stock Portfolio
2013	$2.35	$0.02		$0.78	$0.80	$(0.02)	$(0.19)	$(0.21)	$2.94	35.86%	$847,384	0.44%	0.43%	0.79%	85.54%
2012	2.09	0.02		0.25	0.27	(0.01)	—	(0.01)	2.35	12.94	533,815	0.45	0.44	0.90	68.40
2011	2.13	0.01		(0.03)	(0.02)	(0.02)	—	(0.02)	2.09	(1.30)	514,007	—	0.44	0.65	47.15
2010	1.92	0.02		0.21	0.23	(0.02)	—	(0.02)	2.13	12.37	556,872	—	0.44	0.83	48.90
2009	1.41	0.01		0.52	0.53	(0.02)	—	(0.02)	1.92	37.17	535,535	—	0.44	0.92	50.16
Focused Appreciation Portfolio
2013	$2.09	$0.00	(e)	$0.61	$0.61	$(0.01)	$—	$(0.01)	$2.69	29.01%	$624,512	0.79%	0.71%	0.04%	63.90%
2012	1.75	0.01		0.34	0.35	(0.01)	—	(0.01)	2.09	20.14	388,620	0.79	0.74	0.71	15.65
2011	1.86	0.01		(0.12)	(0.11)	0.00 (e)	—	0.00 (e)	1.75	(6.10)	305,120	0.79 (p)	0.74 (p)	0.32	45.98
2010	1.70	0.00	(e)	0.16	0.16	—	—	—	1.86	9.33	311,197	0.79 (p)	0.77 (p)	0.21	40.65
2009	1.20	—		0.50	0.50	—	—	—	1.70	42.47	264,946	—	0.79	(0.14)	23.61
Large Cap Core Stock Portfolio
2013	$1.34	$0.03		$0.35	$0.38	$(0.02)	$—	$(0.02)	$1.70	28.58%	$538,368	0.46%	0.46%	1.78%	72.60%
2012	1.21	0.02		0.13	0.15	(0.02)	—	(0.02)	1.34	11.63	384,679	0.46	0.46	1.43	74.09
2011	1.24	0.02		(0.04)	(0.02)	(0.01)	—	(0.01)	1.21	(1.21)	377,069	—	0.45	1.26	51.46
2010	1.12	0.01		0.12	0.13	(0.01)	—	(0.01)	1.24	12.91	408,330	—	0.46	1.21	43.16
2009	0.88	0.01		0.25	0.26	(0.02)	—	(0.02)	1.12	29.33	379,809	—	0.46	1.35	42.82
Large Cap Blend Portfolio
2013	$0.83	$0.01		$0.25	$0.26	$(0.01)	$(0.04)	$(0.05)	$1.04	30.86%	$151,099	—%	0.83%	1.00%	55.43%
2012	0.76	0.01		0.10	0.11	(0.01)	(0.03)	(0.04)	0.83	15.20	78,700	0.87	0.84	1.05	132.66
2011	0.78	0.01		(0.02)	(0.01)	(0.01)	—	(0.01)	0.76	(2.29)	69,268	—	0.82	0.82	35.91
2010	0.69	0.01		0.09	0.10	(0.01)	—	(0.01)	0.78	14.29	63,777	—	0.84	0.83	34.89
2009	0.55	0.01		0.14	0.15	(0.01)	—	(0.01)	0.69	27.40	47,031	—	0.85	1.33	39.32
Index 500 Stock Portfolio
2013	$2.84	$0.06		$0.84	$0.90	$(0.06)	$(0.07)	$(0.13)	$3.61	32.05%	$2,164,501	—%	0.22%	1.90%	3.76%
2012	2.54	0.06		0.34	0.40	(0.05)	(0.05)	(0.10)	2.84	15.76	1,704,471	0.22	0.21	2.12	2.77
2011	2.60	0.05		(0.01)	0.04	(0.04)	(0.06)	(0.10)	2.54	1.95	1,569,801	—	0.21	1.86	3.21
2010	2.33	0.04		0.30	0.34	(0.05)	(0.02)	(0.07)	2.60	14.89	1,625,787	—	0.21	1.84	4.14
2009	1.95	0.05		0.45	0.50	(0.06)	(0.06)	(0.12)	2.33	26.40	1,478,052	—	0.20	2.34	5.70
Large Company Value Portfolio
2013	$0.84	$0.02		$0.24	$0.26	$(0.01)	$(0.02)	$(0.03)	$1.07	31.29%	$170,062	0.78%	0.76%	1.73%	49.12%
2012	0.73	0.02		0.11	0.13	(0.02)	—	(0.02)	0.84	16.47	86,915	0.82	0.79	1.99	34.71
2011	0.74	0.01		(0.01)	0.00 (e)	(0.01)	—	(0.01)	0.73	1.49	69,674	—	0.78	1.84	47.30
2010	0.67	0.01		0.07	0.08	(0.01)	—	(0.01)	0.74	10.95	61,011	—	0.80	1.67	29.84
2009	0.57	0.01		0.10	0.11	(0.01)	—	(0.01)	0.67	20.70	45,465	—	0.80	2.11	26.95
Domestic Equity Portfolio
2013	$0.98	$0.02		$0.31	$0.33	$(0.02)	$—	$(0.02)	$1.29	34.03%	$570,648	—%	0.57%	2.10%	17.09%
2012	0.87	0.02		0.11	0.13	(0.02)	—	(0.02)	0.98	14.35	400,058	0.58	0.58	2.23	134.18
2011	0.89	0.02		(0.02)	0.00 (e)	(0.02)	—	(0.02)	0.87	0.91	385,811	—	0.57	2.26	40.73
2010	0.79	0.02		0.10	0.12	(0.02)	—	(0.02)	0.89	14.62	408,437	—	0.58	2.29	48.18
2009	0.63	0.02		0.16	0.18	(0.02)	—	(0.02)	0.79	29.52	361,647	—	0.59	2.99	67.19
Equity Income Portfolio
2013	$1.34	$0.03		$0.37	$0.40	$(0.02)	$—	$(0.02)	$1.72	29.94%	$676,031	—%	0.67%	1.77%	15.98%
2012	1.16	0.03		0.17	0.20	(0.02)	—	(0.02)	1.34	17.23	409,097	0.68	0.68	2.21	16.21
2011	1.19	0.02		(0.03)	(0.01)	(0.02)	—	(0.02)	1.16	(0.92)	306,921	—	0.67	2.05	13.79
2010	1.05	0.02		0.14	0.16	(0.02)	—	(0.02)	1.19	15.33	259,307	—	0.67	2.00	11.14
2009	0.87	0.02		0.19	0.21	(0.03)	—	(0.03)	1.05	24.58	203,716	—	0.67	2.27	12.49
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(p)

For the Focused Appreciation Portfolio, expense ratios reflect total expenses before a management fee waiver effective August 12, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

Northwestern Mutual Series Fund, Inc. Prospectus	117

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Stock Portfolio
2013	$3.26	$0.02		$0.80	$0.82	$(0.01)	$(0.15)	$(0.16)	$3.92	25.53%	$1,073,332	0.54%	0.52%	0.44%	137.80%
2012	2.92	0.01		0.33	0.34	0.00 (e)	—	0.00 (e)	3.26	11.97	828,953	0.54	0.52	0.39	63.30
2011	3.12	0.00	(e)	(0.19)	(0.19)	(0.01)	—	(0.01)	2.92	(6.18)	812,782	—	0.53	0.12	50.26
2010	2.52	0.01		0.60	0.61	(0.01)	—	(0.01)	3.12	23.86	941,928	—	0.54	0.33	41.04
2009	1.92	—		0.61	0.61	(0.01)	—	(0.01)	2.52	32.09(o)	831,412	—	0.54	0.23	39.73
Index 400 Stock Portfolio
2013	$1.49	$0.02		$0.47	$0.49	$(0.02)	$(0.06)	$(0.08)	$1.90	33.16%	$624,092	0.29%	0.28%	1.15%	11.21%
2012	1.34	0.02		0.21	0.23	(0.01)	(0.07)	(0.08)	1.49	17.64	479,041	0.28	0.28	1.27	10.91
2011	1.47	0.01		(0.04)	(0.03)	(0.01)	(0.09)	(0.10)	1.34	(1.92)	439,395	—	0.27	1.04	13.15
2010	1.18	0.01		0.30	0.31	(0.01)	(0.01)	(0.02)	1.47	26.29	471,012	—	0.27	1.10	9.93
2009	0.90	0.01		0.32	0.33	(0.02)	(0.03)	(0.05)	1.18	37.00	400,128	—	0.26	1.35	13.40
Mid Cap Value Portfolio
2013	$1.30	$0.02		$0.37	$0.39	$(0.01)	$(0.01)	$(0.02)	$1.67	30.24%	$343,933	0.91%	0.85%	1.54%	68.43%
2012	1.13	0.03		0.16	0.19	(0.02)	—	(0.02)	1.30	16.57	163,223	0.93	0.93	2.14	75.97
2011	1.16	0.02		(0.03)	(0.01)	(0.02)	—	(0.02)	1.13	(0.61)	124,257	—	0.91	1.66	100.60
2010	0.98	0.02		0.17	0.19	(0.01)	—	(0.01)	1.16	19.93	118,130	—	0.92	2.35	121.65
2009	0.81	0.02		0.17	0.19	(0.01)	(0.01)	(0.02)	0.98	23.24	94,985	—	0.94	1.91	207.63
Small Cap Growth Stock Portfolio
2013	$1.88	$0.00	(e)	$0.73	$0.73	$(0.01)	$—	$(0.01)	$2.60	38.60%	$520,492	—%	0.59%	0.00%	155.34%
2012	1.72	0.00	(e)	0.16	0.16	—	—	—	1.88	9.48	376,226	0.59	0.59	(0.12)	76.49
2011	1.77	0.00	(e)	(0.04)	(0.04)	(0.01)	—	(0.01)	1.72	(2.78)	379,359	—	0.57	(0.20)	75.67
2010	1.42	0.00	(e)	0.36	0.36	(0.01)	—	(0.01)	1.77	25.85	418,965	—	0.59	0.03	74.54
2009	1.09	—		0.33	0.33	—	—	—	1.42	31.17	350,161	—	0.59	0.15	111.08
Index 600 Stock Portfolio
2013	$1.01	$0.01		$0.39	$0.40	$(0.04)	$(0.04)	$(0.08)	$1.33	40.67%	$123,487	0.38%	0.35%	0.76%	47.23%
2012	0.91	0.01		0.14	0.15	(0.03)	(0.02)	(0.05)	1.01	15.80	73,722	0.42	0.35	1.36	38.47
2011	0.94	0.01		(0.01)	0.00 (e)	(0.01)	(0.02)	(0.03)	0.91	0.90	54,012	0.37	0.35	0.72	52.75
2010	0.77	0.01		0.19	0.20	(0.03)	—	(0.03)	0.94	25.90	45,991	0.42	0.35	0.88	46.88
2009	0.64	0.01		0.15	0.16	(0.03)	0.00 (e)	(0.03)	0.77	25.17	30,716	0.45	0.35	0.78	51.96
Small Cap Value Portfolio
2013	$1.89	$0.01		$0.59	$0.60	$(0.03)	$(0.01)	$(0.04)	$2.45	31.76%	$576,830	0.88%	0.88%	0.46%	9.17%
2012	1.65	0.03		0.24	0.27	(0.01)	(0.02)	(0.03)	1.89	16.33	409,648	0.88	0.88	1.54	5.82
2011	1.69	0.01		(0.04)	(0.03)	(0.01)	—	(0.01)	1.65	(1.36)	362,566	—	0.87	0.63	7.25
2010	1.40	0.01		0.30	0.31	(0.02)	—	(0.02)	1.69	21.95	374,259	—	0.87	0.85	11.51
2009	1.14	0.01		0.30	0.31	(0.01)	(0.04)	(0.05)	1.40	28.18	308,928	—	0.86	0.76	21.11
International Growth Portfolio
2013	$1.21	$0.02		$0.22	$0.24	$(0.02)	$—	$(0.02)	$1.43	19.81%	$420,218	—%	0.76%	1.20%	77.33%
2012	1.04	0.02		0.17	0.19	(0.02)	—	(0.02)	1.21	17.99	329,718	0.80	0.80	1.92	65.36
2011	1.21	0.02		(0.18)	(0.16)	(0.01)	—	(0.01)	1.04	(13.17)	266,215	—	0.78	1.50	82.02
2010	1.05	0.02		0.15	0.17	(0.01)	—	(0.01)	1.21	16.43	297,804	0.81 (q)	0.69 (q)	1.40	150.91
2009	0.86	0.02		0.18	0.20	(0.01)	—	(0.01)	1.05	23.16	246,868	—	0.85	1.95	218.24
Research International Core Portfolio
2013	$0.83	$0.01		$0.15	$0.16	$0.00 (e)	$—	$0.00 (e)	$0.99	18.92%	$412,413	0.98%	0.98%	1.65%	30.41%
2012	0.72	0.01		0.11	0.12	(0.01)	—	(0.01)	0.83	16.76	261,268	1.11	1.11	1.83	42.10
2011	0.82	0.01		(0.10)	(0.09)	(0.01)	—	(0.01)	0.72	(10.48)	91,956	1.37	1.15	1.79	34.10
2010	0.75	0.01		0.07	0.08	(0.01)	—	(0.01)	0.82	11.05	65,711	1.38	1.15	1.54	47.90
2009	0.58	0.01		0.17	0.18	(0.01)	—	(0.01)	0.75	30.82	51,345	1.69	1.15	1.94	64.57
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been lower.
(q)

For the International Growth Portfolio, expense ratios reflect total expenses before a management fee waiver effective from October 1, 2010, through December 31, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

118	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest ment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Portfolio
2013	$1.79	$0.04		$0.34	$0.38	$(0.04)	$0.00 (e)	$(0.04)	$2.13	21.38%	$1,778,202	0.73%		0.66%		2.10%	34.06%
2012	1.52	0.04		0.27	0.31	(0.04)	—	(0.04)	1.79	21.52	1,485,696	0.73		0.68		2.55	41.34
2011	1.73	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)	1.52	(10.10)	1,218,070	0.72	(f)	0.67	(f)	2.75	32.06
2010	1.65	0.04		0.09	0.13	(0.05)	—	(0.05)	1.73	7.67	1,376,593	0.72	(f)	0.67	(f)	2.33	28.57
2009	1.32	0.04		0.39	0.43	(0.07)	(0.03)	(0.10)	1.65	33.11 (o)	1,289,943	0.72	(f)	0.66	(f)	2.79	10.85
Emerging Markets Equity Portfolio
2013	$1.06	$0.01		$(0.07)	$(0.06)	$(0.01)	$0.00 (e)	$(0.01)	$0.99	(5.15)%	$357,253	—%		1.40%		0.81%	31.60%
2012	0.89	0.01		0.16	0.17	0.00 (e)	0.00 (e)	0.00 (e)	1.06	18.83	256,476	1.49		1.48		1.17	27.32
2011	1.11	0.01		(0.22)	(0.21)	(0.01)	—	(0.01)	0.89	(18.66)	146,836	1.59		1.50		1.21	45.56
2010	0.90	0.01		0.21	0.22	(0.01)	—	(0.01)	1.11	24.08	140,665	1.57		1.50		0.98	51.60
2009	0.53	0.01		0.37	0.38	(0.01)	—	(0.01)	0.90	69.73	113,931	1.62		1.50		1.37	66.35
Money Market Portfolio
2013	$1.00	$0.00	(e)	$—	$0.00 (e)	$0.00 (e)	$—	$0.00 (e)	$1.00	0.10%	$483,182	0.32	%(l)	0.07	%(l)	0.10%	—%
2012	1.00	0.00	(e)	—	0.00 (e)	0.00 (e)	—	0.00 (e)	1.00	0.15	483,437	0.32	(l)	0.09	(l)	0.15	—
2011	1.00	0.00	(e)	—	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	1.00	0.14	496,563	0.30	(l)	0.08	(l)	0.13	—
2010	1.00	0.00	(e)	—	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	1.00	0.29	476,291	0.30	(l)	0.00	(e), (l)	0.29	—
2009	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.76 (o)	570,855	0.34	(l), (m)	0.04	(l), (m)	0.62	—
Short-Term Bond Portfolio
2013	$1.03	$0.01		$(0.01)	$0.00 (e)	$0.00 (e)	$—	$0.00 (e)	$1.03	0.55%	$196,198	—%		0.42%		0.76%	199.33%
2012	1.02	0.01		0.01	0.02	(0.01)	—	(0.01)	1.03	2.07	145,036	0.41		0.40		1.18	267.65
2011	1.03	0.02		(0.01)	0.01	(0.02)	0.00 (e)	(0.02)	1.02	0.55	165,716	—		0.38		1.79	116.64
2010	1.02	0.03		0.02	0.05	(0.03)	(0.01)	(0.04)	1.03	3.63	130,420	—		0.39		2.48	115.08
2009	0.99	0.04		0.02	0.06	(0.03)	—	(0.03)	1.02	7.22	96,710	—		0.39		3.54	65.56
Select Bond Portfolio
2013	$1.30	$0.03		$(0.05)	$(0.02)	$(0.03)	$(0.02)	$(0.05)	$1.23	(2.16)%	$1,712,896	—%		0.32%		1.99%	131.49	%(g)
2012	1.31	0.03		0.03	0.06	(0.04)	(0.03)	(0.07)	1.30	4.96	1,685,293	0.32		0.31		2.32	130.37	(g)
2011	1.29	0.04		0.05	0.09	(0.04)	(0.03)	(0.07)	1.31	7.16	1,485,430	—		0.30		3.10	139.34	(g)
2010	1.26	0.05		0.03	0.08	(0.05)	0.00 (e)	(0.05)	1.29	6.59	1,362,096	—		0.30		3.51	112.85	(g)
2009	1.21	0.06		0.05	0.11	(0.06)	—	(0.06)	1.26	9.37	1,200,071	—		0.30		4.42	66.49	(g)
Long-Term U.S. Government Bond Portfolio
2013	$1.07	$0.03		$(0.18)	$(0.15)	$0.00 (e)	$0.00 (e)	$0.00 (e)	$0.92	(13.27)%	$87,627	0.69	%(s)	0.68	%(s)	2.69%	125.96	%(g),(t)
2012	1.13	0.03		0.02	0.05	(0.02)	(0.09)	(0.11)	1.07	3.75	113,136	0.66	(s)	0.65	(s)	2.35	164.63	(g),(t)
2011	1.00	0.03		0.25	0.28	(0.02)	(0.13)	(0.15)	1.13	28.92	147,149	—		0.59		2.32	665.73	(g)
2010	1.00	0.03		0.08	0.11	(0.05)	(0.06)	(0.11)	1.00	10.62	103,380	—		0.60		2.76	525.61	(g)
2009	1.22	0.03		(0.11)	(0.08)	—	(0.14)	(0.14)	1.00	(6.98)	82,888	—		0.60		2.75	589.06	(g)
Inflation Protection Portfolio
2013	$1.22	$0.01		$(0.12)	$(0.11)	$(0.01)	$(0.02)	$(0.03)	$1.08	(8.33)%	$252,708	0.64%		0.62%		0.91%	31.82%
2012	1.18	0.02		0.06	0.08	(0.03)	(0.01)	(0.04)	1.22	7.35	254,176	0.63		0.62		1.92	77.11
2011	1.06	0.04		0.09	0.13	0.00 (e)	(0.01)	(0.01)	1.18	11.93	178,375	—		0.61		3.74	52.72
2010	1.06	0.03		0.03	0.06	(0.04)	(0.02)	(0.06)	1.06	5.60	116,078	—		0.61		2.43	68.09
2009	0.99	0.02		0.07	0.09	(0.02)	—	(0.02)	1.06	9.98	105,670	—		0.61		2.35	63.47
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.
(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).
(m)	Reflects fee paid by the Portfolio to participate in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.
(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been lower.
(s)

The ratios of gross expenses to average net assets and net expenses to average net assets includes interest expense. Excluding interest expense, the ratios would be 0.63% and 0.62% respectively in 2012 and 0.67% and 0.65% respectively in 2013.

(t)

Due to a change in accounting standards effective for 2012, certain treasury roll transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as a secured borrowing.

Northwestern Mutual Series Fund, Inc. Prospectus	119

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
High Yield Bond Portfolio
2013	$0.75	$0.04	$—	$0.04		$(0.04)	$—	$(0.04)	$0.75	5.84%	$518,387	—%	0.48%	5.70%	53.07%
2012	0.70	0.05	0.05	0.10		(0.05)	—	(0.05)	0.75	13.89	460,942	0.48	0.47	6.50	45.66
2011	0.72	0.05	(0.02)	0.03		(0.05)	—	(0.05)	0.70	4.59	376,289	—	0.46	7.33	44.40
2010	0.68	0.06	0.03	0.09		(0.05)	—	(0.05)	0.72	14.56	343,549	—	0.47	7.99	71.62
2009	0.51	0.05	0.18	0.23		(0.06)	—	(0.06)	0.68	45.39	299,022	—	0.48	8.74	75.30
Multi-Sector Bond Portfolio
2013	$1.14	$0.04	$(0.05)	$(0.01)		$(0.04)	$(0.01)	$(0.05)	$1.08	(1.58)%	$459,258	—%	0.88%	3.91%	65.10	%(g)
2012	1.00	0.04	0.11	0.15		(0.01)	0.00 (e)	(0.01)	1.14	14.94	372,656	0.86	0.85	4.11	41.31	(g)
2011	1.03	0.05	(0.01)	0.04		(0.05)	(0.02)	(0.07)	1.00	4.99	234,872	—	0.83	5.15	59.18	(g)
2010	0.99	0.06	0.08	0.14		(0.08)	(0.02)	(0.10)	1.03	13.19	182,453	—	0.84	5.41	102.10	(g)
2009	0.85	0.04	0.15	0.19		(0.03)	(0.02)	(0.05)	0.99	22.08	145,720	—	0.85	4.43	93.70	(g)
Balanced Portfolio
2013	$1.51	$0.03	$0.14	$0.17		$(0.05)	$(0.07)	$(0.12)	$1.56	12.08%	$2,366,285	0.32%	0.26%	1.91%	112.58	%(g)
2012	1.39	0.03	0.11	0.14		(0.02)	—	(0.02)	1.51	9.69	2,240,232	0.31	0.30	2.18	121.91	(g)
2011	1.40	0.03	0.00 (e)	0.03		(0.04)	—	(0.04)	1.39	2.11	2,188,140	—	0.30	2.27	114.17	(g)
2010	1.28	0.03	0.12	0.15		(0.03)	—	(0.03)	1.40	11.96	2,295,102	—	0.30	2.58	81.33	(g)
2009	1.10	0.04	0.19	0.23		(0.05)	—	(0.05)	1.28	21.43	2,202,539	—	0.30	3.07	73.12	(g)
Asset Allocation Portfolio
2013	$1.13	$0.02	$0.17	$0.19		$(0.04)	$—	$(0.04)	$1.28	16.67%	$260,576	0.65%	0.43%	1.65%	105.28	%(g)
2012	1.02	0.02	0.09	0.11		0.00 (e)	—	0.00 (e)	1.13	11.02	235,762	0.63	0.54	1.84	119.01	(g)
2011	1.05	0.02	(0.02)	0.00	(e)	(0.03)	—	(0.03)	1.02	(0.08)	230,257	0.58	0.53	1.74	95.15	(g)
2010	0.96	0.02	0.10	0.12		(0.03)	—	(0.03)	1.05	13.01	248,166	0.58	0.53	2.01	73.04	(g)
2009	0.77	0.02	0.20	0.22		(0.03)	—	(0.03)	0.96	27.09	232,454	0.60	0.55	2.44	78.15	(g)
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

120	Northwestern Mutual Series Fund, Inc. Prospectus

APPENDIX A

DESCRIPTIONS OF BENCHMARKS AND OTHER INDICES

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons for the various Portfolios. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays® Global Aggregate—Credit Component, Hedged USD, Merrill Lynch® Global High-Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global —The benchmark is an equally weighted blend of the following three indices: Barclays® Global Aggregate —Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays® Global Aggregate—Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment-grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite—The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays® U.S. Aggregate Index (25%), and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite—The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays® U.S.

Aggregate Index (45%) and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays® U.S. Aggregate 1-3 Years Index—The Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays® U.S. Aggregate Index—The Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays® U.S. Corporate High Yield 2% Issuer Capped Index—The Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays® Global Credit Hedged USD Index—The Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays® Long-Term U.S. Treasury Index—The Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index—The Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Lipper® Variable Insurance Products (VIP) Average—Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages—Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus	121

MSCI EAFE® (Europe-Australasia-Far-East) Index—The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index—The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index—The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index—The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Index—The Russell 2000® Index is an unmanaged, market capitalization-weighted, small cap index that measures the performance of the smallest 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index—The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The

Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index—The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index—The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index—The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index—The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

122	Northwestern Mutual Series Fund, Inc. Prospectus

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More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this Prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmseriesfund.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

Investment Company Act File No. 811-3990

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

NORTHWESTERN MUTUAL SERIES FUND, INC.

Consisting of

EQUITY PORTFOLIOS

GROWTH STOCK PORTFOLIO

FOCUSED APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

LARGE COMPANY VALUE PORTFOLIO

DOMESTIC EQUITY PORTFOLIO

EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

RESEARCH INTERNATIONAL CORE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2014. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number 1-888-455-2232. This SAI relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Fund’s Annual Report to Shareholders for the year ended December 31, 2013. See “Financial Statements.” No other information is incorporated by reference.

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Portfolio’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

Investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400, Index 500 and Index 600 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks, and except as otherwise noted in item 2 under “Operating Policies,” below, relating to the Portfolios’ investments in the securities of certain other investment companies, including exchange-traded funds.

Fundamental Policies. The following investments are designated as fundamental policies.

1.

Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with the Standard Industrial Classification codes used by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.)

2.

Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this SAI. The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.

Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)

4.

Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.

Commodities. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit the Portfolio from engaging in transactions involving: a) derivative instruments (including, but not limited to, futures, forwards, options and swaps, as well as combinations thereof); b) securities purchased on a forward commitment or delayed delivery basis; or c) other financial instruments that are secured by physical commodities; provided that any of the foregoing will be in accordance with the 1940 Act and the rules and regulations thereunder, or SEC interpretations thereof, or pursuant to any exemptive relief that may be granted by the SEC.)

6.

Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in the following activities provided liquid assets are earmarked (or margin, collateral or escrow arrangements are established to cover the related obligations as discussed in the “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations” section of this SAI, below) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

7.

Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.

Diversification. All of the Portfolios, except the Focused Appreciation Portfolio, Index 500 Stock Portfolio, Index 400 Stock Portfolio, Index 600 Stock Portfolio and Inflation Protection Portfolio, shall be diversified investment companies as defined under the 1940 Act. The Focused Appreciation Portfolio, Index 500 Stock Portfolio, Index 400 Stock Portfolio, Index 600 Stock Portfolio and Inflation Protection Portfolio shall be non-diversified investment companies as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code discussed in this SAI under “Taxes.”

For purposes of applying Fundamental Investment Restriction number 1, above, the Fund will apply its concentration limitation in a manner that capture’s the Fund’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.)

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.

Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Focused Appreciation Portfolio, Index 500 Stock Portfolio, Index 400 Stock Portfolio, Index 600 Stock Portfolio and Inflation Protection Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. (Note: For purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.)

2.

Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and applicable regulations promulgated thereunder; (b) for the Small Cap Value Portfolio and the Equity Income Portfolio only, securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc.; and (c) for the Index 600 Stock Portfolio, Balanced Portfolio and Asset Allocation Portfolio, securities of the iShares Trust and iShares, Inc. (collectively, the “iShares® Funds”), pursuant to an exemptive order obtained by the iShares® Funds permitting investment companies meeting the conditions of the exemptive order to invest in securities of the iShares® Funds in excess of the limitations of Section 12(d)(1) and Section 17(a) of the 1940 Act*; and provided further that the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio may not, as a non-fundamental policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

3.

Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 5%.

4.

Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

* iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the Index 600 Stock Portfolio, Balanced Portfolio or Asset Allocation Portfolio.

5.

Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)

6.

Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES

Repurchase Agreements

Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio if the other party to the repurchase agreement defaults), it is the policy of each Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Portfolio shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent a Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, such an agreement will not be considered a “senior security” by the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Derivative Securities

Overview

To the extent permitted by its investment objectives and policies, each Portfolio may invest in derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities.

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor’s Depositary Receipts, also known as “SPDRs”, track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolios may also use derivative securities for non-hedging purposes, such as seeking to enhance return, equitizing cash, employing leverage, reducing transaction related costs and making specific directional investments in particular assets.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

(i)	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate;
(ii)

the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

(iii)	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment.

The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (i.e., a counterparty or exchange) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. The risk is mitigated to the extent collateral (for over-the-counter transactions) or margin (for exchange traded transactions) has been posted and is held against the position. Additionally, the use of credit derivatives can result in losses if the creditworthiness of the issuer on which the credit derivative is based is not correctly evaluated. The Adviser, through its internal risk management processes, monitors counterparty risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one counterparty, where feasible and appropriate.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio covers the transaction in accordance with the requirements described below under the heading “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations

The Portfolios will comply with guidelines established by the SEC and/or its staff with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid securities on its books or with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligations), equals its net obligation.

As a general matter, with respect to derivatives that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional amount of the derivatives contact. With respect to derivatives that are required to “cash settle,” however, a Portfolio may set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional amount of the derivative. By setting aside assets equal to only its net obligation under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative.

Asset coverage may be achieved by other means and amounts set aside or earmarked to cover open derivative positions may change when consistent with applicable regulatory authority. As a result, a Portfolio may earmark or segregate amounts less than, or equal to, the notional amount of the derivatives used depending on a number of factors, such as the settlement practices of certain derivatives, the ability of the Portfolio to control its obligations through active management of certain derivative contracts prior to expiration, and the existence of specific language negotiated with futures brokers and OTC counterparties related to the Portfolio’s inability to physically settle certain derivatives contracts. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that asset coverage, earmarking or segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Impacts of Regulatory Reform

On July 21, 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”). Title VII of the Act sets forth the new legislative framework for derivatives. The Act created an extensive new regulatory framework for “swaps” and “security-based swaps,” capturing substantially all derivatives transactions that previously were exempt from regulation under the Commodity Futures Modernization Act, Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules and regulations thereunder.

The Act imposes new regulatory requirements on many of the OTC derivative transactions in which the Portfolios are authorized to engage. The Act has subjected OTC derivatives (referred to under the statute as “swaps” or “security-based swaps”) to a comprehensive regulatory structure by (1) establishing new types of regulated market intermediaries (e.g., swap dealers and major swap participants) (with strict regulatory requirements for each) and also related facilities (e.g., swap execution facilities (SEFs)); (2) mandating the central execution and clearing of all standardized swaps and security-based swaps; (3) imposing margin and capital requirements in respect of swaps and security-based swaps; and (4) generally, regulating the level and types of trading that may occur in respect of swaps (e.g., through the establishment of position limits and large trader reporting requirements, as well as more general portfolio reconciliation, recordkeeping, and reporting requirements in respect of all swap transactions). The CFTC, the SEC and other responsible U.S. regulatory agencies have begun implementation of these regulatory requirements. In December 2012, the CFTC issued a clearing determination which requires that certain credit and interest rate swaps in which the Portfolios engage be centrally cleared beginning in June 2013. Other clearing determinations, involving other types of derivatives transactions, are expected in the coming year.

In 2013, the CFTC published final rules regarding portfolio reconciliations and SEFs, but a number of rulemakings have yet to be completed, including those dealing with valuation and margin. Portfolio reconciliation rulemakings were final in 2013 and went into effect that fall, with all counterparties in the derivatives industry required to implement standard processes and procedures to communicate and work with their counterparties to verify their derivatives positions. As of early 2014, the derivatives industry is mandated to trade certain swap contracts via SEFs. The impact on liquidity and pricing of executing these regulated derivatives transactions on SEF platforms remains unclear. Over a dozen SEFs have filed for provisional approval from the CFTC, and it remains to be seen how many of these SEFs will be able to recruit enough liquidity to be viable.

Furthermore, the Act and other actions by federal and state governments, their regulatory agencies or self regulatory organizations, may affect the regulation of derivative instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. In addition, increased regulation of, and the imposition of additional costs on, OTC derivative transactions could have an adverse effect on the Portfolios by, for example, reducing the size of and therefore liquidity in the derivatives and related physical commodities or securities market, increasing transaction costs and decreasing the ability to customize derivative transactions.

In February 2012, the CFTC adopted amendments to certain of its regulations under the CEA that provide an exclusion from registration as a “commodity pool operator” (“CPO”) for registered investment companies that use futures contracts and options thereon. The CFTC rules previously permitted unlimited futures transactions and options thereon, so long as the fund had claimed the applicable exemption or exclusion from registration as a CPO by making a notice filing with the National Futures Association

(“NFA”); swap contracts were not previously regulated by the CFTC. The Portfolios described in and subject to this SAI have previously claimed and have historically relied upon the exclusion from CPO registration applicable to registered investment companies. Under the amended rules, the exclusion from CPO registration for registered investment companies is available only if the registered investment company uses futures contracts, options thereon, and certain swaps solely for “bona fide hedging” purposes (as defined by the CFTC), or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Also, in adopting the amendments, the CFTC clarified that the investment adviser to the registered investment company, rather than the company itself, is the entity subject to registration and regulation as a CPO if the applicable exemption or exclusion, as amended, is no longer available. Investment advisers required to register as a CPO under the amended rules will be required to operate the entity in compliance with certain disclosure, reporting and recordkeeping requirements. The CFTC has also issued a limited extension to certain qualifying fund operators from the obligation to register as a CPO until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of the CFTC’s issuance of revised guidance regarding the application of the CFTC de minimis thresholds to fund of funds positions. The Adviser has filed with the CFTC to avail itself of this extension from the CPO registration requirements with respect to the Portfolios and, therefore, neither the Portfolios nor the Adviser with respect to the Portfolios are subject to registration or regulation as a CPO as of the date of this SAI. The Fund and the Adviser intend to operate under the de minimis threshold and avoid CPO registration with respect to the Portfolios. Accordingly, until the guidance is finalized, it is unclear how the Fund’s fund of funds positions will be treated for purposes of the de minimis thresholds but it is possible that the Portfolios will be restricted in their use of CFTC covered instruments.

Hedging Strategies and Associated Risks

The Portfolios may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a Portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in a Portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of Portfolio securities will far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Portfolio’s assets varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect a Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser or Sub-Adviser still may not result in a successful hedging transaction.

A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser or Sub-Adviser, and successful use by a Portfolio of hedging transactions will be subject to the Adviser/Sub-Adviser’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio’s performance.

Swap Agreements and Options on Swap Agreements

Each Portfolio, consistent with its investment objective and policies, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, as well as caps, floors, credit default swaps and total return swaps. To the extent a Portfolio may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swaptions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, to gain exposure to certain markets, securities or asset classes in the most economical way possible, to create synthetic securities, to synthetically capture the performance of an index or to structure transactions designed for other purposes consistent with a Portfolio’s investment strategy.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates or return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, security or in a “basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Interest rate, basket, index and mortgage swaps typically do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, basket, index or mortgage swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. To the extent that the net amount payable by a Portfolio under an interest rate, basket, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap are held in a segregated account consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations,” such cash or liquid securities will not be subject to the Portfolio’s borrowing restriction.

Consistent with a Portfolio’s investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio may also enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option, the Portfolio will become obligated according to the terms of the underlying agreement.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value. The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Therefore, swaptions may be regarded as illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that a Portfolio will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Portfolio.

Most types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser or

Sub-Adviser consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

A Portfolio may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations to one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In the event that a credit default swap is closed via physical settlement, instability in the market could impact the ability of the Portfolio to fulfill its obligation to deliver the underlying debt securities to the seller of the credit default swap. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to additional risks such as liquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. This may be hard to do because swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and therefore subject to a Portfolio’s limitation on investing in illiquid securities. Since swap agreements may be illiquid they may be more difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is a continuously evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

F utures Contracts, Forward Contracts and Options Thereon

Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, commodities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities, or debt securities. Financial futures are typically defined to include futures on equity and debt securities or indices as well as foreign currencies. Commodity futures cover grains, livestock, the energy complex, metals and other agricultural and resource based products. The Portfolios may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers.

A Portfolio may enter into futures contracts to meet the liquidity needs of the Portfolio while maintaining the Portfolio’s exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager’s investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio’s portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective. The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Options on Securities and Foreign Currencies

In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly, and on security, foreign currencies, commodity or other indices.

A put option written by a Portfolio is “covered” if that Portfolio (i) segregates or earmarks liquid assets in accordance with the procedures described in the section on “Asset Coverage, Segregation or Earmarking Related to Derivatives Obligations” or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Portfolio is “covered” if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios’ custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian or is earmarked in accordance with the procedures described in the section on “Asset Coverage, Segregation or Earmarking Related to Derivatives Obligations.”

The Portfolios also may write call options that are not covered for cross hedging purposes. A Portfolio would write a call option for cross hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines to a price below the exercise price, a Portfolio may close the position or the Portfolio may be required to buy the security at the exercise price. In either case, the gain or loss on the transaction will be determined by the premium received when the put option was written minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Securities and Commodities Index Options. The Portfolios may purchase and write exchange- or board of trade-listed and OTC put and call options on securities and commodities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange, Inc. (“NYSE”) Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on a particular industry or market segment. Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

Uncovered Options Transactions. The Portfolios may write options that are not covered (or so called “naked options”) on portfolio securities. When a Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio.

Options on Foreign Currencies. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency (as described above) or (iv) by purchasing exchange-traded currency options.

In particular, the Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium.

If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets on its books or in a segregated account with the Portfolios’ custodian consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

The Portfolios also may write call options on foreign currencies for cross hedging purposes. A call option on a foreign currency is for cross hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets on its books consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Those market makers are subject to CFTC and SEC regulatory jurisdiction. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on exchanges are within the jurisdiction of the SEC, as are other securities traded on exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise. As a result of recent regulatory reforms, more foreign currency options traded in the over the counter market will have to be exchange cleared.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

For additional risks related to foreign investments, see “Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates.”

Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.

The Portfolios also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. In August 2011, Standard and Poor’s Rating Services (“S&P”) downgraded the long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” and subsequently downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in recent years and may continue to increase, and a decline in or flattening of housing values (as has been experienced in recent years and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent years. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities in recent years, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the

“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO or inverse floater securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Future Developments

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Each Portfolio may invest up to 10% (without limit for the High Yield Bond Portfolio, the Select Bond Portfolio, the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectus as well as in this SAI.

Brady Bonds

The Portfolios may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Short Sales

The Portfolios may engage in short sales. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. The value of the liquid assets will be marked to market daily. A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales involve the same fundamental risk as short sales against the box, as described in the paragraph below. In addition, short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. To the extent a Portfolio engages in short sales, it may incur interest and/or dividend expense. A Portfolio’s ability to use short sales may be further restricted by the Adviser’s imposition of a limit on the amount of interest expense to be incurred by a Portfolio. The total market value of all of a Portfolio’s short sale positions will not exceed 5% of its net assets. This limitation on short sale positions does not include, or apply to, other instruments in which a Portfolio may invest (e.g., derivative contracts, inverse ETFs or hybrid instruments) which may produce investment results that are economically similar to short sales.

If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales.

Each Portfolio may also engage in “short sales against the box.” This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain. There will be certain additional transaction costs associated with short sales against the box, but the Portfolios will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” below for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Investment Company Securities And Exchange Traded Funds

From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Each of the Balanced and Asset Allocation Portfolios may pursue the equity component of their investment strategies by investing its assets in the following other Fund Portfolios: Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios (the “Underlying Portfolios”). On or about October 31, 2014, each of the Balanced and Asset Allocation Portfolios may pursue the fixed income and cash equivalents components of their investment strategies by investing its assets in the following other Fund Portfolios: Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, and Multi-Sector Bond Portfolio (each an “Underlying Portfolio” after such date). For more information about the Underlying Portfolios, please see the Fund’s Prospectus.

Real Estate Investment Trusts

The Portfolios may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Preferred Stocks

Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities

Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Reverse Convertible Notes

The Portfolios may invest in reverse convertible notes. A reverse convertible is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Warrants

Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

High Yield, High Risk Bonds

Each of the Portfolios, except the Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser and Sub-Adviser do not rely solely on credit ratings when selecting debt securities for the Portfolios, and develops their own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser or Sub-Adviser deems it in the best interest of shareholders.

Auction Rate Securities

Each Portfolio, other than the Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.

Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:

•	Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).

•	Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.

•	Sell - Sell an existing position regardless of the clearing rate set at the auction.

•	Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).

In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed.” In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.

There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.

The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities.

Inflation-Indexed Bonds

The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies an instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities.

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades, if consistent with their respective investment objectives and strategies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

•

Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

•

Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a

Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

TracersSM/TrainsSM

The Fixed Income Portfolios (other than the Long-Term U.S. Government Bond Portfolio) may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the Portfolios to be more diversified by owning a single security.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placement Transactions and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Loans and Other Direct Debt Instruments

Each of the Portfolios may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. For more information on segregation, see the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolios engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.

Eurodollar Certificates of Deposit

Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

A Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings.

A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

Each Portfolio may invest up to 15% of its total assets in securities deemed to be illiquid, which may include private placement transactions. For the Money Market Portfolio, the limit is 5%. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the board of directors of the Fund. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the board of directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.

Private Investments in Public Equity (PIPEs)

Certain Portfolios may also make private investments in public equity, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by a company that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the company’s publicly traded securities.

Shares acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration in accordance with rules under the 1933 Act. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Portfolio’s investments. Even if the Portfolio is able to have securities acquired in PIPEs registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Because PIPEs involve private placement transactions, see also “Private Placement Transactions and Illiquid Assets” above.

Securities Lending

Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions up to the limit permitted by the 1940 Act and the rules and regulations thereunder (currently, up to 33 1/3% of a Portfolio’s total assets.). The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. To the extent a loan is collateralized by cash, such collateral is invested by the Portfolio in short-term investments to earn interest in accordance with the Portfolio’s investment policies. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Initial Public Offerings; Smaller Capitalization Companies; Unseasoned Issuers

Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Securities on Restricted Lists

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Adviser (or Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Standby Commitment Agreements

The Portfolios may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates

Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”

Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include, but are not limited to, countries in the Morgan Stanley Capital International Emerging Markets IndexSM. Currently, emerging market countries include, for example, China, India and a number of countries in Eastern Europe, Latin America and Southeast Asia. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign interest rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Special Purpose Acquisition Companies

The Portfolios may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

1.	Student Loan Marketing Association,
2.	Federal Home Loan Banks,
3.	Federal Intermediate Credit Banks, and
4.	the Federal National Mortgage Association.

U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Municipal Bonds

A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds will end on December 31, 2010 unless the relevant provisions of the Act are extended.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, if the ability of municipalities to issue Build America Bonds is not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds were reduced. Since March 2013, amounts claimed by an issuer are subject to a reduction of 8.7% of the amounts budgeted for such payments as a result of the sequester. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. The federal government could eliminate or further reduce the subsidy in the future. The recent reduction to the subsidy and any further reduction or elimination increases the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio would be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Bond Insurer Risk. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser or Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities. Certain of the insurance companies that provide insurance for municipal securities may also provide insurance for other types of securities, including higher risk securities such as subprime mortgages. If the value of such other securities declines and/or the issuer defaults, such events increase a bond insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been downgraded, others may be downgraded in the future, and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Money Market Instruments

Each Portfolio is authorized to invest up to 100% of its total assets in short-term money market obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% (5% for the Money Market Portfolio) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

Money Market Portfolio Investments. With respect to the Money Market Portfolio’s purchase of money market instruments, Rule 2a-7 under the 1940 Act prescribes certain investment limitations to control credit risk and interest rate risk.

Related to credit risk, Rule 2a-7 limits a money market fund to investing in securities that are, at the time of their acquisition, “eligible securities,” which means that securities must have remaining maturities of 397 calendar days or less and must have been rated in either of the two highest short-term debt ratings categories from the relevant nationally recognized statistical rating organizations (“NRSROs”) or are comparable to securities that have been so rated in these categories. Eligible securities in which the Money Market Portfolio invests may be First Tier Securities or Second Tier Securities as described below:

First Tier Securities. First Tier Securities are eligible securities that, if rated, have received the highest short-term term debt rating from the requisite NRSROs or, if unrated, have been determined to be of comparable quality, or are issued by a registered money market fund, or are government securities.

Second Tier Securities. Second Tier Securities are eligible securities that, if rated, have received other than that the highest short-term term debt rating from the requisite NRSROs or, if unrated, have been determined by the Fund’s board of directors to be of comparable quality. Second Tier Securities must have a remaining maturity of no greater than 45 calendar days. The Money Market Portfolio is limited to investing up to 3% of total assets in Second Tier Securities.

Related to interest rate risk, the Money Market Portfolio must maintain a dollar weighted average maturity of no more than 60 calendar days. For purposes of the foregoing limits, the Money Market Portfolio may calculate maturity of certain adjustable rate securities in accordance with applicable regulation, which permits the Portfolio to deem the maturity of certain securities to be the next interest readjustment date or the next date that the principal amount can be recovered through demand. In addition, the Money Market Portfolio must maintain a dollar weighted average life to maturity without regard to interest readjustment dates of no more than 120 calendar days.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. The portfolio turnover rate for the Index 600 Stock Portfolio is generally anticipated to be higher than that of its underlying benchmark index, the S&P SmallCap 600® Index, due to the Portfolio’s use of exchange-traded funds in an attempt to achieve full replication. The portfolio turnover rate for the Short-Term Bond Portfolio increased for 2012 due primarily to a redemption by Northwestern Mutual of its seed money invested in the Portfolio. It is expected that the turnover rate for the Short-Term Bond Portfolio will return to lower levels going forward.

For periods ending 2012 and 2013, the portfolio turnover rates for the Portfolios were:

Portfolio Turnover Rate	2013	2012
Growth Stock	85.54%	68.40%
Focused Appreciation	63.90%	15.65%
Large Cap Core Stock	72.60%	74.09%
Large Cap Blend	55.43%	132.66%
Index 500 Stock	3.76%	2.77%
Large Company Value	49.12%	34.71%
Domestic Equity	17.09%	134.18%
Equity Income	15.98%	16.21%
Mid Cap Growth Stock	137.80%	63.30%
Index 400 Stock	11.21%	10.91%
Mid Cap Value	68.43%	75.97%
Small Cap Growth Stock	155.34%	76.49%
Index 600 Stock	47.23%	38.47%
Small Cap Value	9.17%	5.82%
International Growth	77.33%	65.36%
Research International Core	30.41%	42.10%
International Equity	34.06%	41.34%
Emerging Markets Equity	31.60%	27.32%
Short-Term Bond	199.33%	267.65%
Select Bond	131.49%	130.37%
Long-Term U.S. Government Bond	125.96%	164.63%
Inflation Protection	31.82%	77.11%
High Yield Bond	53.07%	45.66%
Multi-Sector Bond	65.10%	41.31%
Balanced	112.58%	121.91%
Asset Allocation	105.28%	119.01%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond, Balanced, and Asset Allocation Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions. The portfolio turnover rate for the Long-Term U.S. Government Bond Portfolio includes the effects of using delayed-delivery transactions, which are used to gain exposure to U.S. Treasury securities while allowing for the management of the underlying collateral. If delayed-delivery transactions had been excluded from the calculation, the Long-Term U.S. Government Bond Portfolio’s portfolio turnover rate would have been significantly lower.

As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the Portfolio’s turnover rate for the year in which the change occurs may increase from its normal rate due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s turnover rate may be higher or lower than its rate in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective October 1, 2012, new Sub-Advisers were hired by the Adviser to manage the Large Cap Blend and Domestic Equity Portfolios. Effective July 1, 2013, new Sub-Advisers were appointed to manage the Growth Stock, Large Cap Core Stock, Mid Cap Growth Stock and Small Cap Growth Stock Portfolios.

MANAGEMENT OF THE FUND

General

Under state law and the Fund’s By-laws, the Fund’s Board of Directors (the “Board”) is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. The Board is currently comprised of six directors. Information about the directors and officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

Board Leadership Structure

In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.

The Board has appointed a Chairperson who presides at all meetings of the Board. The Chairperson is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. That is, the Chairman is also an officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of the investment management business in general and the operations of Mason Street Advisors, the Fund’s investment adviser, in particular, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of Fund shareholders, particularly in light of the other characteristics discussed below.

The President of the Fund, and not the Chairman of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.

Five of the six directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting over 80% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chairman). In addition to a Chairman, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director is involved in shaping the agendas for the meetings of the Board and its committees, works closely with legal counsel to the Independent Directors and with the Chairman and leads the discussions during the quarterly private sessions of the Independent Directors.

Board Committees

The Fund has established a Nominating Committee, an Audit Committee and an Investment Oversight Committee. As of the date of this SAI, the Nominating, Audit and Investment Oversight Committees were comprised of Mses. Allison, Brown and Hanson and Messrs. Huffman and Smith, each of whom is an Independent Director.

The Nominating Committee is authorized to select and nominate those directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination to the Secretary of the Fund and must comply with such qualification requirements and nomination procedures as the Nominating Committee may establish from time to time. The Nominating Committee meets when necessary to consider the nomination of new directors. One meeting of the Nominating Committee was held during the fiscal year ended December 31, 2013. The functions of the Audit Committee and Investment Oversight Committee are discussed below, under “Board Role in Risk Oversight.”

Board Role in Risk Oversight

The Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee and Investment Oversight Committee.

The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the receipt and review of various reports, including quarterly reports which summarize the Adviser’s risk management activities with respect to political/regulatory/legal risks, key vendor services and relationships, business processes, systems and technology, Fund offerings and the ability to successfully compete, human resources, business continuity planning, expense management, portfolio compliance, cross-trades, affiliated transactions and other operational issues, as well as conflicts of interest, personal trading, codes of ethics and proxy voting. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Portfolios. As part of each Board meeting, the Board receives a presentation from the Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Portfolio securities.

The Board has established an Audit Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Huffman and Smith, and, as of February 20, 2014, chaired by Ms. Hanson, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2013. In addition, oversight of the Fund’s Risk Management Plan has been delegated to the Board’s Audit Committee. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) The Audit Committee reviews the policies and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Audit Committee also receives periodic updates on the policies and processes that are a part of the Risk Management Plan as well as periodic reports from Northwestern Mutual’s Enterprise

Risk Assurance Department (“ERA”) on the status of its Audit Plan, which provides information relating to ERA’s ongoing examinations of a variety of operational, regulatory and legal risks.

The Board has established an Investment Oversight Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Huffman and Smith, and currently chaired by Mr. Smith, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Five meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2013. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.

Matters relating to the Fund’s compliance program and its policies and procedures are reviewed by the full Board. The Board receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) on a semi-annual basis. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session which takes place in connection with each of the Fund’s regularly scheduled quarterly Board meetings.

Board Member Qualifications

The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each Board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.

Mr. Ells has extensive investment management experience and knowledge of the investment management business gained through his various roles both within and external to Northwestern Mutual over the past 19 years. Since February 2013, he has served as the head of Northwestern Mutual’s Investment Strategy Department, which provides coordinated oversight of the asset allocation process and tactical asset strategies for Northwestern Mutual’s composite investment portfolio. Prior thereto, Mr. Ells was a Managing Director at Mason Street Advisors, the Fund’s investment adviser, and acted as a portfolio manager for the Fund’s Index 500 Stock, Index 400 Stock, Index 600 Stock, Short-Term Bond, Select Bond, Balanced and Asset Allocation Portfolios. As a result of these roles, Mr. Ells brings to the Board a detailed knowledge of the investment philosophy, process and operations of Mason Street Advisors with respect to the Fund.

Mr. Smith brings substantial investment experience with a focus on equity investments, and a broad base of knowledge of the investment management business and the securities markets, through his 34 years of experience in the financial services industry. Through his experience as a director of two other mutual fund families, he brings a different perspective on the operation and structure of other mutual fund boards and developing industry standards and practice.

Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and Chief Executive Officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Through these past responsibilities she also brings a broad understanding of mutual fund financial reporting. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company.

Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as co-founder and managing partner of a registered investment adviser, and his prior role as regional head of fixed income sales for a large investment banking firm.

Ms. Brown brings business management experience gained in part through her prior position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as chief operating officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.

Ms. Hanson brings particular experience in financial and accounting matters gained through her current position as Chief Financial Officer of Aurora Health Care (“Aurora”), her responsibility for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as chief financial officer for another health care company and as audit manager for Pricewaterhouse Coopers. Ms. Hanson also brings particular experience in the financial services industry and investments through her current role as chair of Aurora’s investment committee, and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.

Compensation of Officers and Directors

Pursuant to the Amended and Restated Advisory Agreement with the Fund dated April 30, 2012, Mason Street Advisors, LLC, the investment adviser to the Fund, is responsible for the compensation of its personnel and the personnel of the Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Fund if they serve multiple roles), among other expenses. For more information, see “Investment Advisory and Other Services – The Adviser” below.

During fiscal 2013, the Independent Directors then in office were paid for their services as directors of the Fund, a total of $135,000 per year, consisting of a $75,000 retainer and per meeting fees of $15,000 per regular meeting. The lead Independent Director receives an additional fee of 10% of the annual base director fee and the chair of the Audit Committee receives an additional fee of 5% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board.

The table below sets forth the compensation paid by the Fund to the Fund’s CCO and the Independent Directors during the 2013 fiscal year.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	(4) Estimated Annual Benefits Upon Retirement[1]	(5) Total Compensation Paid to Directors in 2013
Independent Directors
Miriam M. Allison Director	$141,750	None	None	$141,750
Robert H. Huffman, III Director	$135,000	None	None	$135,000
Michael G. Smith Director	$148,500	None	None	$148,500
Christy L. Brown Director	$135,000	None	None	$135,000
Gail L. Hanson Director	$135,000	None	None	$135,000
Officers
Randy M. Pavlick CCO	None[2]	None	None	N/A

1 The Fund does not maintain or sponsor a pension or retirement plan.

2 Mr. Pavlick was appointed CCO of the Fund effective March 15, 2014. Accordingly, he did not serve as CCO during fiscal 2013 and did not receive compensation from the Fund. The Fund paid $256,000 in compensation to the Fund’s previous CCO in fiscal 2013.

Pursuant to an action by the Board, effective in 2014, the Independent Directors’ compensation shall consist of an annual retainer of $85,000 and per meeting fees of $15,000, for a total annual base compensation of $145,000. The lead Independent Director will receive an additional fee of 20% of the annual base director fee and the chair of the Audit Committee will receive an additional fee of 10% of the annual base director fee. The compensation for each telephonic Board meeting in a calendar year in excess of two was not changed by the Board for 2014.

Directors’ and Officers’ Holdings

All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, for certain Portfolios, its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act if they were to invest in variable contracts issued by Northwestern Mutual.

The table below shows, for each director, the dollar amount of shares of each Portfolio beneficially owned by the director. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director. Ownership information is presented in the following ranges: A= $0; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director	N/A	A	A
Miriam M. Allison	N/A	A	A
Robert Huffman	N/A	A	A
Michael Smith	N/A	A	A
Christy Brown	N/A	A	A
Gail Hanson	N/A	A	A

Interested Director	N/A	A	A
R. David Ells	N/A	A	A

As of December 31, 2013, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.

Codes of Ethics

The Fund and Mason Street Advisors, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreement

On an annual basis, the directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the directors to evaluate the terms of the investment advisory agreement between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s board of directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund’s annual and semi-annual shareholder reports.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as affiliated fund of funds) used for funding variable annuity contracts and variable life insurance policies. As of the date of this SAI, no shares were held by Northwestern Mutual for its General Account. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2014.

The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

Any shares held by Northwestern Mutual in its General Account would represent seed money invested in one or more Portfolios. A redemption by Northwestern Mutual of its seed money in a Portfolio could cause an increase in the portfolio turnover rate of the Portfolio and could increase expenses. Northwestern Mutual would be permitted to redeem its seed money in a Portfolio at any time without notice.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services. Mason Street Advisors provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to an Amended and Restated Advisory Agreement (the “Agreement”). Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and other advisory clients of Mason Street Advisors. Northwestern Mutual provides related back-office facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisers for the purpose of providing investment management services to each Portfolio.

The Agreement also provides that Mason Street Advisors will provide or procure certain specified services for the Fund. The Agreement permits Mason Street Advisors to delegate some or all of the administrative functions to others, including affiliates. Pursuant to the Agreement, Mason Street Advisors has agreed to assume expenses incurred by it in connection with managing the investment advisory and administrative operations of the Fund (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street Advisors and the Fund (except compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff that relate to Fund compliance functions), fees of sub-advisers appointed by Mason Street Advisors, and expenses Mason Street Advisors otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Fund (see “Expense Limitation Agreements” below). All other administrative and operating expenses are the responsibility of the individual Portfolios of the Fund. The Agreement includes an illustrative list of those expenses to be assumed by the Portfolios.

Prior to April 30, 2012, Mason Street Advisors served as investment adviser of the Fund pursuant to three substantially similar investment advisory agreements (the “Prior Agreements”), one of which covered 18 Portfolios that were in existence prior to 2007, one of which covered nine Portfolios that were added as options for the variable annuity products in 2007 (and as options for the variable life products in 2011), and another that covered the Fund’s Commodities Return Strategy Portfolio (which was dissolved effective November 15, 2013 and is no longer available). In April 2012, the shareholders of all 28 Portfolios approved the amendment and restatement of the Prior Agreements into a single agreement – the Agreement – and, among other things, approved modifications to the expense structure of the Fund that shifted the responsibility to pay for certain of the Portfolios’ administrative operating expenses not already assumed by the Portfolios from Mason Street Advisors to the Portfolios. Mason Street Advisors agreed to waive its investment advisory fee for the Portfolios through June 30, 2012 as necessary to delay the implementation of the modified expense structure until July 1, 2012.

For acting as investment adviser and for providing the services and paying the expenses set forth in the Agreement, Mason Street Advisors is paid a monthly asset based advisory fee at the annual rates set forth in the prospectus for the respective Portfolios. The amendment and restatement of the Prior Agreements into the Agreement did not change the asset based advisory fee rates paid by the Fund on behalf of the Portfolios to Mason Street Advisors. The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, for its services as investment advisor to the Fund.

Name of Portfolio	2013	2012	2011

Growth Stock Portfolio	$2,826,790	$2,310,552	$2,304,912
Focused Appreciation Portfolio	$3,717,629	2,531,323	2,379,400
Large Cap Core Stock Portfolio	$2,001,511	1,718,986	1,731,262
Large Cap Blend Portfolio	$955,333	556,104	518,956
Index 500 Stock Portfolio	$3,879,824	3,338,078	3,226,993
Large Company Value Portfolio	$977,602	557,977	473,420
Domestic Equity Portfolio	$2,663,751	2,208,021	2,225,215
Equity Income Portfolio	$3,512,347	2,351,451	1,823,268
Mid Cap Growth Stock Portfolio	$5,003,215	4,237,431	4,509,931
Index 400 Stock Portfolio	$1,394,797	1,152,743	1,174,047
Mid Cap Value Portfolio	$2,133,640	1,220,683	1,010,781
Small Cap Growth Stock Portfolio	$2,439,662	2,149,872	2,285,559
Index 600 Stock Portfolio	$239,070	113,843	126,705
Small Cap Value Portfolio	$4,195,161	3,281,325	3,149,745
International Growth Portfolio	$2,387,620	1,965,621	1,967,416
Research International Core Portfolio	$2,765,616	1,559,010	668,028
International Equity Portfolio	$10,505,337	8,030,775	8,866,149
Emerging Markets Equity Portfolio	$3,381,923	2,302,533	1,569,511
Money Market Portfolio	$1,437,143	331,060	1,437,954
Short-Term Bond Portfolio	$575,044	497,078	507,186
Select Bond Portfolio	$5,089,585	4,723,457	4,272,581
Long-Term U.S. Government Bond Portfolio	$549,261	629,645	634,954
Inflation Protection Portfolio	$1,442,635	1,206,113	820,678
High Yield Bond Portfolio	$2,108,753	1,811,800	1,599,754
Multi-Sector Bond Portfolio	$3,251,990	2,317,397	1,556,143
Balanced Portfolio	$6,934,026	6,454,446	6,780,792
Asset Allocation Portfolio	$1,336,799	1,073,746	1,312,821

Expense Limitation Agreements

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, and extraordinary expenses) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):

Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, 2015
Large Cap Blend	0.85%	April 30, 2015
Large Company Value	0.80%	April 30, 2015
Domestic Equity	0.75%	April 30, 2015
Equity Income	0.75%	April 30, 2015
Mid Cap Value	1.00%	April 30, 2015
Index 600 Stock	0.35%	April 30, 2015
Small Cap Value	1.00%	April 30, 2015
International Growth	1.10%	April 30, 2015
Research International Core	1.15%	April 30, 2015
Emerging Markets Equity	1.50%	April 30, 2015
Short-Term Bond	0.45%	April 30, 2015
Long-Term U.S. Government Bond	0.65%	April 30, 2015
Inflation Protection	0.65%	April 30, 2015
Multi-Sector Bond	0.90%	April 30, 2015
Asset Allocation	0.75%	April 30, 2015

Advisory Fee Waiver Agreements

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective November 21, 2013, with respect to the Focused Appreciation Portfolio, Mason Street Advisors has agreed to waive its investment management fee such that the management fee for the Portfolio will be 0.66% on first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million and 0.60% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective September 1, 2013, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio on assets up to $100 million such that the fee is 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million and 0.59% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective September 1, 2013, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio on average net assets up to $150 million such that the fee is 0.79% on the Portfolio’s first $150 million of average net assets and 0.70% on average net assets in excess of $150 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective March 1, 2014, with respect to the International Equity Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee, such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on Portfolio average net assets from $50 million to $1 billion, 0.58% on average net assets from $1 billion to $1.5 billion, 0.51% on Portfolio average net assets from $1.5 billion to $2 billion, and 0.45% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective January 1, 2014, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective September 1, 2013, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio on average net assets up to $100 million such that the fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% of the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.35% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

Effective February 4, 2014 Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% of the next $150 million and 0.70% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2015.

With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% on average net assets invested in Underlying Portfolios. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2015.

With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.45% on the Portfolio’s average net assets from $100 million to $250 million, and 0.35% on average net assets in excess of $250 million. Mason Street Advisors has agreed to an additional fee waiver such that the management fee is 0.05% on average net assets invested in Underlying Portfolios. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2015.

Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.

The Sub-Advisers

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.45% on the first $50 million of assets, 0.40% on the next $200 million, 0.35% on the next $250 million and 0.30% on assets in excess of $500 million. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.55% on the first $50 million of assets, 0.45% on the next $50 million and 0.40% on assets over $100 million. For the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.30% on the first $50 million of assets, 0.275% on the next $50 million, 0.25% on the next $150 million and 0.22% on assets over $250 million. As of December 31, 2013, assets under management were approximately $139.2 billion.

The Boston Company Asset Management, LLC (“The Boston Company”), BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, serves as sub-adviser for the Growth Stock Portfolio. Founded in 1970, The Boston Company is part of BNY Mellon Asset Management, one of the world’s leading asset management organizations, encompassing BNY Mellon’s affiliated investment management firms and global distribution companies. For services to the Growth Stock Portfolio, Mason Street Advisors pays The Boston Company a fee based on the average daily net assets of the Portfolio at the following rates: 0.30% on the first $100 million of assets, 0.25% on the next $400 million, and 0.20% on assets over $500 million. As of December 31, 2013, The Boston Company’s assets under management were approximately $47.6 billion.

Fayez Sarofim & Co. (“Sarofim & Co.”), 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, serves as sub-adviser for the Large Cap Core Stock Portfolio. For over five decades since their founding in 1958, they have focused exclusively on investment management. For services to the Large Cap Core Stock Portfolio, Mason Street Advisors pays Sarofim & Co. a fee based on the average daily net assets of the Portfolio at the following rates: 0.75% on the first $2 million of assets, 0.50% on the next $18 million, 0.40% on the next $20 million, 0.35% on the next $20 million, and 0.20% on assets over $60 million. As of December 31, 2013, Sarofim & Co.’s assets under management were approximately $31 billion.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as sub-adviser for the Large Cap Blend Portfolio of the Fund. FMI has been an investment adviser since 1980. FMI is owned by Ted D. Kellner, Executive Chairman, Patrick J. English, Chief Investment Officer and Chief Investment Officer, and key employees. For services provided on behalf of the Large Cap Blend Portfolio, Mason Street Advisors pays FMI at the annual rate of 0.65% of the first $25 million of the Portfolio assets, 0.55% on the next $25 million, 0.45% on the next $50 million, and 0.40% on assets in excess of $100 million. As of December 31, 2013, assets under management were approximately $20.7 billion.

Delaware Investments Fund Advisers (“Delaware”), a Series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania, 19103, serves as sub-adviser for the Domestic Equity Portfolio. Delaware is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of Macquarie Group Ltd. Macquarie, a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services operates in more than 70 locations in more than 28 countries. Investments in the Domestic Equity Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Domestic Equity Portfolio, the repayment of capital from the Domestic Equity Portfolio or any particular rate of return. For services provided on behalf of the Domestic Equity Portfolio, Mason Street Advisors pays Delaware at the annual rate of 0.70% of the first $25 million of the Portfolio assets, 0.50% on the next $25 million, 0.40% on the next $50 million, and 0.30% on next $100 million, and 0.20% on assets in excess of $200 million. As of December 31, 2013, assets under management were approximately $187.2 billion.

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Focused Appreciation Portfolio and the International Growth Portfolio, pursuant to investment sub-advisory agreements. Janus has appointed Janus Capital Singapore Pte. Limited (“Janus Singapore”), 8 Shenton Way, #36-02 AXA Tower, Singapore 068811, as an additional sub-adviser to make day-to-day investment decisions for the International Growth Portfolio. For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Janus Capital at the annual rate of 0.45% of the first $25 million of the Portfolio’s assets, 0.40% on the next $125 million, 0.35% on the next $850 million and 0.30% on assets in excess of $1 billion. For the services provided on behalf of the International Growth Portfolio, Mason Street Advisors pays Janus Capital at the annual rate of 0.50% of the first $100 million of the Portfolio assets, 0.43% on the next $150 million, and 0.37% on assets in excess of $250 million. Janus expects to pay Janus Singapore one-third of the compensation it receives from Mason Street Advisors. Mason Street Advisors does not pay Janus Singapore directly for its services. As of December 31, 2013, assets under management for Janus Capital Group, Inc. (parent of Janus Capital) were approximately $173.9 billion.

Massachusetts Financial Company (“MFS®1”), 111 Huntington Avenue, Boston, Massachusetts 02199, provides investment advisory services to the Emerging Markets Equity Portfolio and the Research International Core Portfolio. Subject to the supervision of the Board and the Adviser, MFS is responsible for managing the Portfolios’ investments and executing transactions. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For the services provided to the Emerging Markets Equity Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.80% on the first $250 million, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion. For fee services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.55% on the first $250 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.40% on assets in excess of $1 billion. As of December 31, 2013, net assets under the management of the MFS organization were approximately $412 billion. As of February 1, 2010, MFS has signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI. While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Subject to the supervision of the Board and the Adviser, PIMCO is responsible for managing the investment activities of the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. For services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.45% of the Portfolio’s net assets. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. As of December 31, 2013, assets under management were approximately $1,535.1 billion.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Portfolio, subject to the general control of the Board. Templeton Counsel is a wholly owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.50% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. As of December 31, 2013, assets under management for Templeton Counsel were over $49.3 billion.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio and the Equity Income Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.50% on the first $50 million of the Portfolio’s assets, reduced to 0.45% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million, to 0.35% at $200 million, to 0.325% at $500 million and to 0.30% on assets in excess of $500 million. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceeds certain amounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2013, assets under management were approximately $692.4 billion.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-adviser to the Small Cap Growth Stock Portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. For services to the Small Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.60% on the first $75 million of assets, 0.50% on the next $75 million, and 0.40% on assets over $150 million. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $834 billion in assets.

William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois, 60606, serves as sub-adviser for the Mid Cap Growth Stock Portfolio of the Fund. William Blair was founded over 75 years ago. For services to the Mid Cap Growth Stock Portfolio, Mason Street Advisors pays William Blair a fee based on the average daily net assets of the Portfolio at the following rates: 0.40% on the first $500 million of assets, 0.35% on the next $500 million, and 0.33% on assets over $1 billion. As of December 31, 2013, William Blair’s assets under management were approximately $61.98 billion.

Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999 and April 27, 2007 for the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, respectively, relating to the Fund. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodians

Mellon Bank, N.A., Brown Brothers Harriman & Co., and J.P. Morgan Chase Bank serve as the Fund’s custodians in the capacities indicated below. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258 is the custodian for the Select Bond Portfolio with respect to its domestic securities and for the Balanced Portfolio with respect to its government bond holdings.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548 is the custodian for the International Equity, International Growth, Emerging Markets Equity, Multi-Sector Bond and Research International Core Portfolios and for foreign securities held by the Short-Term Bond, Select Bond, High Yield Bond, Balanced and Asset Allocation Portfolios. Brown Brothers Harriman also acts as custodian for the Balanced and Asset Allocation Portfolios with respect to their investments in other Portfolios of the Fund.

J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 is the custodian for domestic securities held by the Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth, Index 600 Stock, Small Cap Value, Money Market, Short-Term Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, Balanced and Asset Allocation Portfolios. J.P. Morgan also acts as custodian for the foreign securities held by the Large Company Value, Equity Income, Mid Cap Value, Focused Appreciation and Inflation Protection Portfolios, as well as foreign securities that may be held by the Growth Stock, Large Cap Core Stock, Large Cap Blend, Domestic Equity, Mid Cap Growth Stock, Index 400 Stock, Small Cap Growth Stock and Long-Term U.S. Government Bond Portfolios. In addition, J.P. Morgan acts as the custodian for the portion of the Select Bond Portfolio’s assets that are held from time to time in the Select Bond Portfolio’s control account at J.P. Morgan as collateral for outstanding derivatives positions with one or more derivatives counterparties. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

Any material pending legal proceedings to which the Fund is a party, or to which Mason Street Advisors or a Sub-Advisor is a party that may have a material adverse effect on the Fund, is disclosed in the Fund’s prospectus. Each Sub-adviser has stated that it is not currently subject to any legal or regulatory proceedings, that would materially affect the Sub-adviser’s ability to perform services for the Fund or the Portfolios or otherwise materially affect the Fund or the Portfolios. From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.

PROXY VOTING POLICIES AND PROCEDURES

The directors of the Fund have delegated to the Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the over-the-counter (“OTC”) market. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account factors such as commissions, bid/ask spreads and the services and products to be provided by the broker or dealer, with the view of maximizing value for the Fund and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay a higher commission rate than the lowest available rate when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. Contemporaneous client trades in the same security will generally be aggregated into a single order if the terms are the same, provided the adviser or sub-adviser’s traders believe that aggregation is consistent with the duty to seek best execution. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain broker-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Brokerage and Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The investment adviser or sub-adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services provided by broker-dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.

By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, the investment adviser or sub-adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, the investment adviser or sub-adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies.

The investment adviser or sub-adviser may enter into client commission arrangements with certain broker-dealers under which the investment adviser or sub-adviser may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing the investment adviser or sub-adviser with certain services that are eligible under Section 28(e).

During the years ended December 31, 2011, 2012 and 2013, each Portfolio paid the following brokerage commissions on agency transactions:

Name of Portfolio	2013	2012	2011
Growth Stock Portfolio	$84,702	$438,667	$ 379,895
Focused Appreciation Portfolio	429,420	98,218	236,324
Large Cap Core Stock Portfolio	70,148	404,410	371,051
Large Cap Blend Portfolio	77,078	75,559	29,496
Index 500 Stock Portfolio	72,575	69,047	74,057
Large Company Value Portfolio	52,872	24,919	22,317
Domestic Equity Portfolio	663,360	676,240	241,909
Equity Income Portfolio	87,850	85,167	64,405
Mid Cap Growth Stock Portfolio	265,077	871,678	895,593
Index 400 Stock Portfolio	24,276	31,182	19,804
Mid Cap Value Portfolio	202,596	114,628	114,283
Small Cap Growth Stock Portfolio	393,556	717,250	815,726
Index 600 Stock Portfolio	26,100	18,783	17,249
Small Cap Value Portfolio	88,187	61,983	40,460
International Growth Portfolio	782,555	523,575	646,636
Research International Core Portfolio	340,385	266,452	101,037
International Equity Portfolio	1,600,585	1,664,126	1,415,521
Emerging Markets Equity Portfolio	455,801	262,589	238,388
Money Market Portfolio	0	0	0
Short-Term Bond Portfolio	8,224	6,735	9,181
Select Bond Portfolio	33,024	22,833	53,924
Long-Term U.S. Government Bond Portfolio	557	460	2,002
Inflation Protection Portfolio	1,769	1,571	0
High Yield Bond Portfolio	3,271	1,988	1,286
Multi-Sector Bond Portfolio	5,162	1,422	5,604
Balanced Portfolio	401,141	1,416,468	1,142,606

Name of Portfolio	2013	2012	2011
Asset Allocation Portfolio	55,990	200,200	157,251

The following broker-dealers were affiliated with the Fund, or affiliates of an affiliate of the Fund and received brokerage commissions from the Fund during its last three fiscal years: J.P. Morgan Securities, Inc. (“J.P. Morgan”), an affiliate of American Century through August 31, 2011, CIBC World, an affiliate of American Century as of September 1, 2011 and Credit Suisse, an affiliate of Credit Suisse Asset Management, LLC1. The following table shows the commissions paid by the Fund, in the aggregate, to J.P. Morgan, CIBC World, and Credit Suisse1, as well as the percentage of the aggregate brokerage commissions paid, and the percentage of aggregate fund transactions, for fiscal years ended 2011, 2012 and 2013:

Commissions Paid To	Dollar Amount of Commissions
	2013	2012	2011
J.P. Morgan	$0	$0	$275,966
CIBC World	$0	$95	$0
Credit Suisse[1]	$192,302	$193,233	$339,845

	Percentage of Aggregate Brokerage Commissions
	2013	2012	2011
J.P. Morgan	0%	0%	4.64%
CIBC World	0%	0%	0.00%
Credit Suisse[1]	2.69%	2.21%	6.12%

	Percentage of Aggregate Fund Transactions
	2013	2012	2011
J.P. Morgan	0%	0%	8.37%
CIBC World	0%	0%	0.00%
Credit Suisse[1]	5.03%	5.67%	7.49%

1 Credit Suisse became affiliated with the Fund on May 1, 2011, when Credit Suisse Asset Management, LLC became the sub-adviser to the Fund’s Commodities Return Strategy Portfolio. The Fund’s Commodities Return Strategy Portfolio was dissolved effective November 15, 2013 and is no longer available.

The charts below identify each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2013, and the value each Portfolio held of such securities as of December 31, 2013. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2013. Where the table indicates “NA,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2013 (though the Portfolio may have held as of December 31, 2013 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer.

The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio’s portfolio transactions during the year ended December 31, 2013, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2013, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2013.

In 2013, securities of Bank of America were purchased by the Index 500 Stock, Large Company Value, Equity Income, Mid Cap Growth Stock, Small Cap Growth Stock, Money Market, Short-Term Bond, Select Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of Barclays were purchased by Growth Stock, Large Cap Core Stock, Index 500 Stock, Mid Cap Growth Stock, Index 400 Stock, Small Cap Growth Stock, Index 600 Stock, Research International Core, Emerging Markets Equity, Money Market, Short-Term Bond, Select Bond, Inflation Protection, High Yield Bond, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of Citigroup were purchased by the Growth Stock, Focused Appreciation, Index 500 Stock, Large Company Value, Short-Term Bond, Select Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of Credit Suisse were purchased by the Select Bond, Multi-Sector Bond, and Balanced Portfolios, securities of Goldman Sachs were purchased by the Index 500 Stock, Large Company Value, Short-Term Bond, Select Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of JP Morgan Chase were purchased by the Focused Appreciation, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Value, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of Morgan Stanley were purchased by the Growth Stock, Large Cap Core Stock, Index 500 Stock, Large Company Value, Short-Term Bond, Select Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of Suntrust Bank were purchased by Index 500 Stock, Equity Income, Mid Cap Value, Short-Term Bond, Select Bond, Inflation Protection and Balanced Portfolios, securities of UBS Securities were purchased by the Research International Core and Multi-Sector Bond Portfolios, securities of Wells Fargo were purchased by the Large Cap Core Stock, Index 500 Stock, Large Company Value, Equity Income, Money Market, Short-Term Bond, Select Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, securities of State Street were purchased by the Large Cap Core Stock, Mid Cap Value, Select Bond, Inflation Protection, Balanced and Asset Allocation Portfolios, securities of Royal Bank of Canada were purchased by the Money Market, Short-Term Bond, Select Bond, Balanced and Asset Allocation Portfolios, securities of Royal Bank of Scotland were purchased by the Select Bond, Multi-Sector Bond, Balanced and Asset Allocation Portfolios, and securities of Deutsche Bank were purchased by the International Growth, Select Bond, High Yield Bond, and Balanced Portfolios, each representing one of the respective Portfolio’s “regular brokers or dealers.” Except for the foregoing, if a Portfolio is not listed below, it did not purchase the securities of any of its “regular brokers or dealers” during 2013. The dollar values in the chart below are in thousands.

Broker	Growth Stock	Focused Appreciation	Large Cap Core Stock	Large Cap Blend	Index 500 Stock
Bank of America	0	0	0	0	21,511
Barclays	0	NA	0	0	0
Citigroup	0	16,817	NA	0	20,472
Credit Suisse	0	0	0	0	0
Deutsche Bank	0	0	0	0	0
Goldman Sachs	0	0	0	0	9,678
JPMorgan Chase	0	0	13,202	0	28,476
Morgan Stanley	0	0	0	0	5,626
UBS Securities	0	0	0	0	0
Wells Fargo	0	0	0	0	0
State Street	NA	0	2,715	NA	4,176
Suntrust Bank	NA	NA	NA	NA	0

Broker	Large Company Value	Domestic Equity	Equity Income	Mid Cap Growth	Index 400 Stock
Bank of America	2,414	0	10,317	0	0
Barclays	0	0	0	0	0
Citigroup	4,194	0	0	0	0
Credit Suisse	0	0	0	0	0
Deutsche Bank	0	0	0	0	0
Goldman Sachs	2,397	NA	0	0	0
JPMorgan Chase	6,206	0	17,982	0	0
Morgan Stanley	1,216	0	0	0	0
UBS Securities	0	0	0	0	0
Wells Fargo	0	0	0	0	0
State Street	NA	NA	0	NA	NA
Suntrust Bank	NA	NA	0	0	0

Broker	Mid Cap Value	Small Cap Growth Stock	Index 600 Stock	International Growth	Research International Core
Bank of America	0	0	0	0	0
Barclays	0	0	0	0	0
Citigroup	0	0	0	0	0
Credit Suisse	0	0	0	0	0
Deutsche Bank	0	0	0	5,459	0
Goldman Sachs	0	0	0	0	0
JPMorgan Chase	0	0	0	0	0
Morgan Stanley	0	0	0	0	0
UBS Securities	0	0	0	0	6,531
Wells Fargo	0	0	NA	NA	NA
State Street	856	NA	NA	NA	0
Suntrust Bank	0	0	119	NA	NA

Broker	International Equity	Money Market	Short-Term Bond	Select Bond	Long-Term U.S. Government Bond
Bank of America	0	0	997	4,947	0
Barclays	0	0	0	0	0
Citigroup	NA	0	836	8,882	0
Credit Suisse	29,794	0	0	0	0
Deutsche Bank	0	0	0	1,408	0
Goldman Sachs	0	0	827	5,982	0
JPMorgan Chase	0	0	1,087	10,909	0
Morgan Stanley	0	0	512	7,729	0
UBS Securities	0	NA	NA	0	0
Wells Fargo	NA	0	0	0	NA
State Street	0	NA	NA	609	NA
Suntrust Bank	NA	NA	0	0	NA

Broker	Inflation Protection	High Yield Bond	Multi-Sector Bond	Balanced	Asset Allocation
Bank of America	900	0	706	2,786	156
Barclays	0	0	0	0	0
Citigroup	502	0	0	4,453	297
Credit Suisse	0	0	1,702	0	127
Deutsche Bank	0	0	0	760	0
Goldman Sachs	900	0	5,428	3,718	223
JPMorgan Chase	799	1,235	0	6,449	449
Morgan Stanley	780	0	6,294	3,673	297
UBS Securities	0	0	1,098	0	0
Wells Fargo	0	0	0	0	0
State Street	0	NA	NA	406	26
Suntrust Bank	0	0	NA	0	0

DISCLOSURE OF PORTFOLIO HOLDINGS

The directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter. Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio, the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com/products-

and services/personal/annuities/fund-information. The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Fund’s website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Fund’s website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of April 30, 2014, the Service Providers included those listed in Appendix G.

Holdings data for the Portfolios that are sub-advised may also be disclosed by the applicable sub-adviser to the following service providers:

Large Cap Core Stock Portfolio (sub-advised by Fayez Sarofim & Co.	— RiskMetrics Group, as proxy service provider — FactSet Research Systems, Inc., in connection

— —

with conducting attribution analyses on the Portfolios

GT Analytics, in its capacity, provides post trade execution analysis

SEI Corporation, in its capacity, provides outsourced provided technology and middle office services

Large Cap Blend Portfolio (sub-advised by Fiduciary Management, Inc.)	— —	RiskMetrics Group, as proxy service provider Advent Software, Inc., in connection with its accounting system utilized by the Portfolio

Large Company Value Portfolio Mid Cap Value Portfolio Inflation Protection Portfolio (sub-advised by American Century Investment Management, Inc.)	— — —

RiskMetrics Group, as proxy service provider

FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

Electra Information Systems, an outsourced provider of middle office services

Domestic Equity Portfolio (sub-advised by Delaware Investments Fund Advisers)	—	FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

Equity Income Portfolio Small Cap Value Portfolio (sub-advised by T. Rowe Price Associates, Inc.)	—	Institutional Shareholder Services, Inc., as proxy service provider

Mid Cap Growth Stock Portfolio (sub-advised by William Blair & Co., LLC)	— — — —

Institutional Shareholder Services, Inc., as proxy service provider

FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolio

Electra Information Systems, an outsourced provider of middle office data services

Abel/Noser Corp. and Investment Technology Group, Inc., in connection with evaluating quality and cost of Portfolio trade execution

Small Cap Growth Stock Portfolio (sub-advised by Wellington Management Company, LLP)	— — — —

Brown Brothers Harriman & Co., Markit WSO Corporation, and State Street Bank and Trust Company, in connection with certain operational functions performed for the sub-adviser

FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

Glass, Lewis&Co., as proxy service provider

Investment Technology Group, Inc., in connection with analytical services provided to the sub-adviser

Research International Core Portfolio Emerging Markets Equity Portfolio	— —	RiskMetrics Group, as proxy service provider FactSet Research Systems, Inc., in connection

(sub-advised by Massachusetts Financial Services (MFS))	— — — —

with conducting attribution analyses on the Portfolios

Bloomberg L.P., Citigroup, ITG, Inc. and MSCI BARRA, Inc., in connection with conducting attribution analyses on the Portfolios

Abel/Noser Corp. and Global Trading Analytics, LLC, in connection with evaluating the quality and cost of trade execution of Portfolio transactions

OMGEO, LLC, in connection with software programs utilized by the Portfolios

Cogent Consulting in connection with consulting services

International Equity Portfolio (sub-advised by Templeton Investment Counsel, LLC)	— — —	RiskMetrics Group, as proxy service provider Glass, Lewis & Co., as proxy service provider FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios

Long-Term U.S. Government Bond Portfolio Multi-Sector Bond Portfolio (sub-advised by Pacific Investment Management Company LLC (PIMCO))	—	State Street Investment Management Solutions, LLC as an outsourced provider of middle office services.

The Portfolios have received assurances from each of the Sub-Advisers identified above that these vendors are subject to a duty of confidentiality.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes, requiring them to keep the data confidential and stipulating that the data may not be used under any circumstances for the basis of trading. The list of approved Investment Professionals as of April 30, 2014 is included in Appendix G.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of April 30, 2014 is included in Appendix G.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual

Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s CCO and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s CCO to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

The directors of the Fund exercise oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the CCO of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s CCO pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned directly or indirectly by Northwestern Mutual. Shares of each Portfolio are presently being offered and sold only for funding variable annuity contracts and variable life insurance policies offered by Northwestern Mutual. The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

Each Portfolio is a diversified series of the Fund, except for the Focused Appreciation Portfolio, the Index 500 Stock Portfolio, the Index 400 Stock Portfolio, the Index 600 Stock Portfolio and the Inflation Protection Portfolio, which are non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio.

The Fund has adopted policies and procedures which govern the pricing of Portfolio securities and other investments. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to the Adviser and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a pricing committee which is comprised of representatives from the Adviser, Northwestern Mutual and Fund officers.

Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange. Unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange. Structured note agreements are valued in accordance with a dealer supplied valuation based on changes in value of the underlying index.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by a pricing service, which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, subject to review by the Adviser or Sub-Adviser. Fair valuation procedures may be used when no pricing service valuation is available, or when the valuation does not reflect fair value.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of 60 days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by a Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio, each of which invests primarily in foreign securities, calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by a Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. This description of issues and practices for the International Growth, International Equity, the Research International Core and the

Emerging Markets Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board may take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Payment for the shares redeemed must be made within seven days after receipt of a redemption request in good order; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward	Expiration
Domestic Equity	31,813	2017
International Growth	26,124	2017
Money Market Portfolio	4	Amount not subject to Expiration
Short-Term Bond Portfolio	133	Amount not subject to Expiration
Select Bond Portfolio	20,629	Amount not subject to Expiration
Long-Term U.S. Government Bond Portfolio	1,495	Amount not subject to Expiration
High Yield Bond Portfolio	28,315	2016-2017
Multi-Sector Bond Portfolio	983	Amount not subject to Expiration

The Index 500 Stock, Index 400 Stock, Index 600 Stock, Small Cap Value, Emerging Markets Equity, Money Market, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection and Multi-Sector Bond Portfolios had no unused capital loss carryforwards.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2013 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2014 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.northwesternmutual.com.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), (i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s). Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. Default is a real possibility.

CC

Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refer to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

b. Fitch’s Commercial Paper (short-term)

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted typically on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, or to Long-Term rating categories below ‘B’.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term not programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: This action indicates that the issue has been “paid-in-full.” As the issue no longer exists, it is therefore no longer rated.

‘NR’: This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued.

‘WD’: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are to be upper-medium-grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicated is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and the promise impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be virtual certainty, regardless of the anticipated time to default.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher..

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated

grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2013, except as otherwise noted.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director
R. David Ells c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Chairman of the Board	2013*	Since February 2013, Vice President of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and head of Northwestern Mutual’s Investment Strategy Department. Prior thereto, Managing Director of Mason Street Advisors, LLC (“Mason Street Advisors”) from 2010 to February 2013, and Director of MSA from 2004-2010.	27	None

Independent Directors
Michael G. Smith c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1944	Director	2003*	Private investor. Formerly managing director, global investor client strategy, Merrill Lynch (1996-1998); managing director and head of domestic regional institutional sales, Merrill Lynch (1995-1996); managing director, central U.S., Merrill Lynch (1985-1995, 1999).	27

Trustee of The Ivy Family of Funds (2 registered investment companies - 35 portfolios), Director of the DBX Independence Funds, Inc. (5 portfolios), Director of CTMG, Inc. and Cox Business School, Southern Methodist University

Miriam M. Allison c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006*	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies.	27	Director of Wasatch Funds, Inc. (20 portfolios)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert H. Huffman III c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007*	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser.	27	None
Christy L. Brown c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Director	2012*	Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee. Prior thereto, Executive Vice President and General Counsel, Milwaukee Area Technical College.	27	None
Gail L. Hanson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1955	Director	2012*	Since February 2011, Senior Vice President and Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	27	Director of Artisan Funds, Inc. (13 portfolios)

Officers
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	President	2013*	Vice President – Operations of Mason Street Advisors since 2004, Treasurer of Mason Street Advisors since 2008, and a Director of Mason Street Advisors since 2014.	N/A	N/A
Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President – Accounting Policy of Northwestern Mutual since 2007.	N/A	N/A
Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President–Investments	2006*	Director of Mason Street Advisors since 2003.	N/A	N/A
Brian Yeazel 720 East Wisconsin Ave. Milwaukee, WI 53202 1963	Vice-President – Investments	2010*	Managing Director of Mason Street Advisors since 2010. Prior thereto, Director of Mason Street Advisors from 2002 to 2010.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Steve Lyons 720 East Wisconsin Ave. Milwaukee, WI 53202 1964	Vice President – Investments	2010*	Managing Director of Mason Street Advisors since 2012; prior thereto, a Director of Mason Street Advisors.	N/A	N/A
Steve A. Warren 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President – Investments	2010*	Associate of Mason Street Advisors since 2004.	N/A	N/A
Daniel Meehan 720 East Wisconsin Ave. Milwaukee, WI 53202 1973	Vice President – Investments	2012*	Director of Mason Street Advisors since 2007.	N/A	N/A
Jason Steigman 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Vice President – Investments	2011*	Managing Director of Mason Street Advisors since 2007.	N/A	N/A
Joseph A. Travia 720 East Wisconsin Ave. Milwaukee, WI 53202 1967	Vice President-Investments	2013*	Associate of Mason Street Advisors since 2002.	N/A	N/A
Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Chief Com- pliance Officer	2014*,**

Chief Compliance Officer of Mason Street Advisors since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors

				N/A	N/A
Lesli H. McLinden 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Secretary	2014*,**	Assistant General Counsel of Northwestern Mutual since 2007and Assistant Secretary of Mason Street Advisors since 2014.	N/A	N/A
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller and Chief Accounting Officer	1996*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002.	N/A	N/A
*

Each of the directors will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies, or until his or her death, resignation or removal, provided that no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or date of the director’s initial election or appointment as a director. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal. Notwithstanding the foregoing, the Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly board meeting in the following calendar year.
**	Effective March 15, 2014.

Mr. Ells is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Vice President of Northwestern Mutual, the parent corporation of Mason Street Advisors, LLC, the Fund’s investment adviser.

APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2014. All shares are owned of record.

GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	5,050,864	shares	1.8%
NML Variable Annuity Account B	96,896,388	shares	33.9%
NML Variable Annuity Account C	621,153	shares	0.2%
Northwestern Mutual Variable Life Account	124,318,750	shares	43.6%
Northwestern Mutual Variable Life Account II	1,492,490	shares	0.5%
Balanced Portfolio	50,207,972	shares	17.6%
Asset Allocation Portfolio	6,822,719	shares	2.4%

Total	285,410,336	shares	100.0%
FOCUSED APPRECIATION PORTFOLIO
NML Variable Annuity Account A	8,047,628	shares	3.4%
NML Variable Annuity Account B	150,606,538	shares	64.0%
NML Variable Annuity Account C	539,868	shares	0.2%
Northwestern Mutual Variable Life Account	43,093,158	shares	18.3%
Northwestern Mutual Variable Life Account II	2,282,047	shares	1.0%
Balanced Portfolio	26,996,424	shares	11.5%
Asset Allocation Portfolio	3,667,073	shares	1.6%

Total	235,232,736	shares	100.0%
LARGE CAP CORE STOCK PORTFOLIO
NML Variable Annuity Account A	4,792,948	shares	1.5%
NML Variable Annuity Account B	122,756,965	shares	39.3%
NML Variable Annuity Account C	948,306	shares	0.3%
Northwestern Mutual Variable Life Account	136,098,242	shares	43.6%
Northwestern Mutual Variable Life Account II	1,529,130	shares	0.5%
Balanced Portfolio	40,143,031	shares	12.8%
Asset Allocation Portfolio	6,134,956	shares	2.0%

Total	312,403,578	shares	100.0%

LARGE CAP BLEND PORTFOLIO
NML Variable Annuity Account A	998,677	shares	0.7%
NML Variable Annuity Account B	59,714,325	shares	41.3%
NML Variable Annuity Account C	232,452	shares	0.2%
Northwestern Mutual Variable Life Account	6,516,337	shares	4.5%
Northwestern Mutual Variable Life Account II	1,106,569	shares	0.8%
Balanced Portfolio	66,029,557	shares	45.6%
Asset Allocation Portfolio	10,092,600	shares	6.9%

Total	144,690,517	shares	100.0%
INDEX 500 STOCK PORTFOLIO
NML Variable Annuity Account A	17,204,723	shares	2.9%
NML Variable Annuity Account B	292,207,668	shares	49.2%
NML Variable Annuity Account C	1,756,209	shares	0.3%
Northwestern Mutual Variable Life Account	277,695,970	shares	46.7%
Northwestern Mutual Variable Life Account II	5,207,536	shares	0.9%

Total	594,072,106	shares	100.0%
LARGE COMPANY VALUE PORTFOLIO
NML Variable Annuity Account A	6,572,427	shares	4.2%
NML Variable Annuity Account B	71,621,264	shares	45.3%
NML Variable Annuity Account C	264,667	shares	0.2%
Northwestern Mutual Variable Life Account	6,967,561	shares	4.4%
Northwestern Mutual Variable Life Account II	216,889	shares	0.1%
Balanced Portfolio	63,879,740	shares	40.4%
Asset Allocation Portfolio	8,680,738	shares	5.4%

Total	158,203,286	shares	100.0%
DOMESTIC EQUITY PORTFOLIO
NML Variable Annuity Account A	14,917,288	shares	3.4%
NML Variable Annuity Account B	224,829,432	shares	51.3%
NML Variable Annuity Account C	816,937	shares	0.2%
Northwestern Mutual Variable Life Account	133,183,779	shares	30.4%
Northwestern Mutual Variable Life Account II	3,188,881	shares	0.7%
Balanced Portfolio	53,683,532	shares	12.3%
Asset Allocation Portfolio	7,295,212	shares	1.7%

Total	437,915,061	shares	100.0%

EQUITY INCOME PORTFOLIO
NML Variable Annuity Account A	19,189,319	shares	4.8%
NML Variable Annuity Account B	264,696,412	shares	65.9%
NML Variable Annuity Account C	1,024,292	shares	0.3%
Northwestern Mutual Variable Life Account	68,308,910	shares	17.0%
Northwestern Mutual Variable Life Account II	3,180,545	shares	0.8%
Balanced Portfolio	39,786,955	shares	9.9%
Asset Allocation Portfolio	5,406,108	shares	1.3%

Total	401,592,541	shares	100.0%
MID CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	6,998,038	shares	2.6%
NML Variable Annuity Account B	120,021,233	shares	44.5%
NML Variable Annuity Account C	1,046,918	shares	0.4%
Northwestern Mutual Variable Life Account	113,407,668	shares	42.1%
Northwestern Mutual Variable Life Account II	617,962	shares	0.2%
Balanced Portfolio	24,338,759	shares	9.0%
Asset Allocation Portfolio	3,276,076	shares	1.2%

Total	269,706,654	shares	100.0%
INDEX 400 STOCK PORTFOLIO
NML Variable Annuity Account A	9,404,397	shares	2.9%
NML Variable Annuity Account B	166,683,834	shares	51.1%
NML Variable Annuity Account C	599,289	shares	0.2%
Northwestern Mutual Variable Life Account	146,133,254	shares	44.7%
Northwestern Mutual Variable Life Account II	3,673,938	shares	1.1%

Total	326,494,712	shares	100.0%
MID CAP VALUE PORTFOLIO
NML Variable Annuity Account A	6,267,140	shares	3.0%
NML Variable Annuity Account B	106,272,826	shares	50.6%
NML Variable Annuity Account C	524,034	shares	0.2%
Northwestern Mutual Variable Life Account	30,365,562	shares	14.5%
Northwestern Mutual Variable Life Account II	2,024,348	shares	1.0%
Balanced Portfolio	56,780,730	shares	27.1%
Asset Allocation Portfolio	7,646,688	shares	3.6%

Total	209,881,328	shares	100.0%

SMALL CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	4,039,392	shares	2.0%
NML Variable Annuity Account B	82,842,777	shares	41.8%
NML Variable Annuity Account C	246,028	shares	0.1%
Northwestern Mutual Variable Life Account	94,572,538	shares	47.8%
Northwestern Mutual Variable Life Account II	1,255,953	shares	0.7%
Balanced Portfolio	12,736,981	shares	6.4%
Asset Allocation Portfolio	2,291,800	shares	1.2%

Total	197,985,469	shares	100.0%
INDEX 600 PORTFOLIO
NML Variable Annuity Account A	3,712,140	shares	5.3%
NML Variable Annuity Account B	51,541,039	shares	73.0%
NML Variable Annuity Account C	214,206	shares	0.3%
Northwestern Mutual Variable Life Account	13,943,797	shares	19.8%
Northwestern Mutual Variable Life Account II	1,150,417	shares	1.6%

Total	70,561,599	shares	100.0%
SMALL CAP VALUE PORTFOLIO
NML Variable Annuity Account A	6,387,499	shares	2.7%
NML Variable Annuity Account B	136,098,087	shares	58.0%
NML Variable Annuity Account C	502,915	shares	0.2%
Northwestern Mutual Variable Life Account	74,279,772	shares	31.6%
Northwestern Mutual Variable Life Account II	2,270,774	shares	1.0%
Balanced Portfolio	13,006,517	shares	5.5%
Asset Allocation Portfolio	2,340,726	shares	1.0%

Total	234,886,290	shares	100.0%
INTERNATIONAL GROWTH PORTFOLIO
NML Variable Annuity Account A	14,359,828	shares	4.8%
NML Variable Annuity Account B	214,327,428	shares	71.3%
NML Variable Annuity Account C	464,871	shares	0.2%
Northwestern Mutual Variable Life Account	68,563,595	shares	22.7%
Northwestern Mutual Variable Life Account II	3,093,100	shares	1.0%

Total	300,808,822	shares	100%

RESEARCH INTERNATIONAL CORE PORTFOLIO
NML Variable Annuity Account A	16,849,698	shares	3.9%
NML Variable Annuity Account B	210,800,437	shares	48.3%
NML Variable Annuity Account C	689,254	shares	0.2%
Northwestern Mutual Variable Life Account	20,235,747	shares	4.6%
Northwestern Mutual Variable Life Account II	1,972,595	shares	0.5%
Balanced Portfolio	161,202,742	shares	36.9%
Asset Allocation Portfolio	24,437,395	shares	5.6%

Total	436,187,869	shares	100.0%
INTERNATIONAL EQUITY PORTFOLIO
NML Variable Annuity Account A	27,661,497	shares	3.3%
NML Variable Annuity Account B	481,441,364	shares	57.8%
NML Variable Annuity Account C	2,163,264	shares	0.3%
Northwestern Mutual Variable Life Account	276,149,678	shares	33.2%
Northwestern Mutual Variable Life Account II	6,396,238	shares	0.8%
Balanced Portfolio	33,551,463	shares	4.0%
Asset Allocation Portfolio	5,089,075	shares	0.6%

Total	832,452,579	shares	100.0%
EMERGING MARKETS EQUITY PORTFOLIO
NML Variable Annuity Account A	31,331,925	shares	8.2%
NML Variable Annuity Account B	302,314,152	shares	79.0%
NML Variable Annuity Account C	1,079,592	shares	0.3%
Northwestern Mutual Variable Life Account	32,627,546	shares	8.5%
Northwestern Mutual Variable Life Account II	3,297,870	shares	0.9%
Balanced Portfolio	10,192,058	shares	2.7%
Asset Allocation Portfolio	1,682,137	shares	0.4%

Total	382,525,280	shares	100.0%
MONEY MARKET PORTFOLIO
NML Variable Annuity Account A	20,027,898	shares	4.3%
NML Variable Annuity Account B	269,552,891	shares	58.1%
NML Variable Annuity Account C	2,369,275	shares	0.5%
Northwestern Mutual Variable Life Account	166,485,005	shares	35.8%
Northwestern Mutual Variable Life Account II	6,260,583	shares	1.3%

Total	464,695,652	shares	100.0%

SHORT-TERM BOND PORTFOLIO
NML Variable Annuity Account A	23,978,061	shares	11.9%
NML Variable Annuity Account B	166,839,329	shares	82.5%
NML Variable Annuity Account C	840,100	shares	0.4%
Northwestern Mutual Variable Life Account	10,321,208	shares	5.1%
Northwestern Mutual Variable Life Account II	179,845	shares	0.1%

Total	202,158,543	shares	100.0%
SELECT BOND PORTFOLIO
NML Variable Annuity Account A	65,735,725	shares	4.7%
NML Variable Annuity Account B	1,131,171,770	shares	80.7%
NML Variable Annuity Account C	3,740,287	shares	0.3%
Northwestern Mutual Variable Life Account	194,109,806	shares	13.8%
Northwestern Mutual Variable Life Account II	7,326,787	shares	0.5%

Total	1,402,084,375	shares	100.0%
LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
NML Variable Annuity Account A	8,404,927	shares	9.1%
NML Variable Annuity Account B	78,881,906	shares	85.4%
NML Variable Annuity Account C	312,493	shares	0.3%
Northwestern Mutual Variable Life Account	4,688,107	shares	5.1%
Northwestern Mutual Variable Life Account II	66,605	shares	0.1%

Total	92,354,038	shares	100.0%
INFLATION PROTECTION PORTFOLIO
NML Variable Annuity Account A	22,337,870	shares	9.4%
NML Variable Annuity Account B	206,041,777	shares	86.7%
NML Variable Annuity Account C	800,927	shares	0.3%
Northwestern Mutual Variable Life Account	7,822,363	shares	3.3%
Northwestern Mutual Variable Life Account II	703,957	shares	0.3%

Total	237,706,894	shares	100.0%
HIGH YIELD BOND PORTFOLIO
NML Variable Annuity Account A	42,255,007	shares	6.0%
NML Variable Annuity Account B	510,486,270	shares	72.6%
NML Variable Annuity Account C	1,613,676	shares	0.2%
Northwestern Mutual Variable Life Account	142,178,414	shares	20.2%
Northwestern Mutual Variable Life Account II	7,387,945	shares	1.0%

Total	703,921,312	shares	100.0%

MULTI-SECTOR BOND PORTFOLIO
NML Variable Annuity Account A	43,939,949	shares	10.0%
NML Variable Annuity Account B	372,814,589	shares	84.4%
NML Variable Annuity Account C	1,365,526	shares	0.3%
Northwestern Mutual Variable Life Account	21,186,738	shares	4.8%
Northwestern Mutual Variable Life Account II	2,019,821	shares	0.5%

Total	441,326,623	shares	100.0%
BALANCED PORTFOLIO
NML Variable Annuity Account A	70,797,825	shares	4.7%
NML Variable Annuity Account B	1,185,466,315	shares	79.5%
NML Variable Annuity Account C	8,784,327	shares	0.6%
Northwestern Mutual Variable Life Account	224,601,160	shares	15.1%
Northwestern Mutual Variable Life Account II	2,188,030	shares	0.1%

Total	1,491,837,657	shares	100.0%
ASSET ALLOCATION PORTFOLIO
NML Variable Annuity Account A	5,107,472	shares	2.5%
NML Variable Annuity Account B	162,414,805	shares	79.2%
NML Variable Annuity Account C	1,063,403	shares	0.5%
Northwestern Mutual Variable Life Account	36,278,824	shares	17.7%
Northwestern Mutual Variable Life Account II	294,286	shares	0.1%

Total	205,158,790	shares	100.0%

APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2013, unless otherwise noted.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel J. Meehan	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio Balanced Portfolio Asset Allocation Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Andrew T. Wassweiler	High Yield Bond Portfolio Balanced Portfolio Asset Allocation Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Brian Yeazel	Money Market Portfolio Short-Term Bond Portfolio Select Bond Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Steve Lyons	Select Bond Portfolio Balanced Portfolio Asset Allocation Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Steve A. Warren	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Peter A. Nori	International Equity Portfolio	12 registered investment companies with $17,025.9 billion in total assets under management	1 other pooled investment vehicles	28 other accounts with $5,088.5 billion in total assets under management. 1other account with $199.4 billion in total assets which charges an advisory fee based on

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
the performance of the account

Neil Devlin	International Equity Portfolio	3 registered investment companies with $3,798.5 billion in total assets under management	2 other pooled investment vehicles	29 other accounts with $5,772.3 billion in total assets under management.

D. Tysen Nutt, Jr.	Domestic Equity Portfolio	8 registered investment companies with $6.9 billion in total assets under management	5 other pooled investment vehicles with $714.7 million in total assets under management	31 other accounts with $6.0 billion in total assets under management. 1 other account with $2.8 billion in total assets which charges an advisory fee based on the performance of the account
Anthony A. Lombardi	Domestic Equity Portfolio	7 registered investment companies with $6.6 billion in total assets under management	5 other pooled investment vehicles with $714.7 million in total assets under management	28 other accounts with $6.0 billion in total assets under management. 1 other account with $2.8 billion in total assets which charges an advisory fee based on the performance of the account
Robert A. Vogel, Jr.	Domestic Equity Portfolio	7 registered investment companies with $6.6 billion in total assets under management	5 other pooled investment vehicles with $714.7 million in total assets under management	29 other accounts with $6.0 billion in total assets under management. 1 other account with $2.8 billion in total assets which charges an advisory fee based on the performance of the account

Nikhil G. Lalvani	Domestic Equity Portfolio	7 registered investment companies with $6.6 billion in total assets under management	5 other pooled investment vehicles with $714.7 million in total assets under management	25 other accounts with $6.0 billion in total assets under management. 1other account with $2.8 billion in total assets which charges an advisory fee based on the performance of the account

Kristen E.	Domestic Equity	7 registered investment	5 other pooled	30 other accounts with

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bartholdson	Portfolio	companies with $6.6 billion in total assets under management	investment vehicles with $714.7 million in total assets under management	$6.0 billion in total assets under management. 1 other account with $2.8 billion in total assets which charges an advisory fee based on the performance of the account

Preston G. Athey[1]	Small Cap Value Portfolio	8 registered investment companies with $12.65 billion in total assets under management	1 other pooled investment vehicles with $0.50 billion in total assets under management	9 other accounts with $0.49 billion in total assets under management.

J. David Wagner[1]	Small Cap Value Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts
Brian E. Rogers	Equity Income Portfolio	11 registered investment companies with $41.35 billion in total assets under management	2 other pooled investment vehicles with $1.94 billion in total assets under management	12 other accounts with $2.53 billion in total assets under management.

A. Douglas Rao	Focused Appreciation Portfolio	5 registered investment companies with $4.4 billion in total assets under management, including 2 accounts with $4.1 billion in assets for which the advisory fee is based on the performance of the account	1 other pooled investment vehicle with $33.3 million in total assets under management	3 other accounts with $1.0 billion in total assets under management
Phillip N. Davidson	Mid Cap Value Portfolio	13 registered investment companies with $22.564 billion in total assets under management	5 other pooled investment vehicles with $1.521 billion in total assets under management	4 other accounts with $425.215 million in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Liss	Mid Cap Value Portfolio	13 registered investment companies with $22.564 billion in total assets under management	5 other pooled investment vehicles with $1.521 billion in total assets under management	4 other accounts with $425.210 million in total assets under management

Kevin Toney	Mid Cap Value Portfolio	13 registered investment companies with $22.564 billion in total assets under management	5 other pooled investment vehicles with $1.521 billion in total assets under management	4 other accounts with $425.215 million in total assets under management

Brian Woglam	Mid Cap Value Portfolio	7 registered investment companies with $7.077 billion in total assets under management	1 other pooled investment vehicle with $17.127 million in total assets under management	2 other accounts with $82.273 million in total assets under management

Patrick J. English	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

John S. Brandser	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andy P. Ramer	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under managemen	1104 other accounts with $8.8 billion in total assets under management.

Jonathon T. Bloom	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

Matthew J. Goetzinger	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

Robert M. Helf	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

Karl T. Poehls	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

Daniel G. Sievers	Large Cap Blend Portfolio	5 registered investment companies with $10.8 billion in total assets under management	6 other pooled investment vehicles with $0.8 billion in total assets under management	1104 other accounts with $8.8 billion in total assets under management.

Matt Titus	Large Company Value Portfolio	4 registered investment companies with $2.156 billion in total assets under management	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brendan Healy	Large Company Value Portfolio	4 registered investment companies with $2.156 billion in total assets under management	No other pooled investment vehicles	No other accounts

Robert Lau	Emerging Markets Equity Portfolio	5 registered investment companies with $7.9 billion in total assets under management	7 other pooled investment vehicles with $979.5 million in total assets under management	7 other accounts with $1.4 billion in total assets under management.

Curtis A. Mewbourne	Multi-Sector Bond Portfolio	7 registered investment companies with $16.38 billion in total assets under management	8 other pooled investment vehicles with $7.71 billion in total assets under management	56 other accounts with $21.38 billion in total assets under management. 3 other account with $0.59 billion in total assets which charges an advisory fee based on the performance of the account

Eve Tournier	Multi-Sector Bond Portfolio	No registered investment companies	18 other pooled investment vehicles with $20.31 billion in total assets under management	22 other accounts with $4.72 billion in total assets under management. 2 other account with $4.72 billion in total assets which charges an advisory fee based on the performance of the account

Jose Luis Garcia	Research International Core Portfolio Emerging Markets Equity Portfolio	13 registered investment companies with $19.9 billion in total assets under management	10 other pooled investment vehicles with $1.5 billion in total assets under management	13 other accounts with $1.9 billion in total assets under management. 3 other account with $293.2 million in total assets which charges an advisory fee based on the performance of the account

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Melendez	Research International Core Portfolio	8 registered investment companies with $16.1 billion in total assets under management	2 other pooled investment vehicles with $211.3 million in total assets under management	5 other accounts with $601.2 million in total assets under management. 3 other account with $293.2 million in total assets which charges an advisory fee based on the performance of the account

Brian Howell	Inflation Protection Portfolio	16 registered investment companies with $18.785 billion in total assets under management	2 other pooled investment vehicles with $95.585 million in total assets under management	2 other accounts with $1.280 billion in total assets under management

James E. Platz	Inflation Protection Portfolio	15 registered investment companies with $18.729 billion in total assets under management	2 other pooled investment vehicles with $95.585 million in total assets under management	2 other accounts with $1.280 billion in total assets under management

Robert V. Gahagan	Inflation Protection Portfolio	18 registered investment companies with $20.339 billion in total assets under management	2 other pooled investment vehicles with $95.585 million in total assets under management	2 other accounts with $1.280 billion in total assets under management

Alejandro H. Aguilar	Inflation Protection Portfolio	11 registered investment companies with $15.271 billion in total assets under management	1 other pooled investment vehicle with $8.996 million in total assets under management	2 other accounts with $1.280 billion in total assets under management

Jeffrey L. Houston	Inflation Protection	8 registered investment	1 other pooled	1 other account with

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Portfolio	companies with $12.124 billion in total assets under management	investment vehicle with $8.996 million in total assets under management	$866.192 million in total assets under management

Stephen Rodosky	Long-Term U.S. Government Bond Portfolio	6 registered investment companies with $9.19 billion in total assets under management	5 other pooled investment vehicles with $1.92 billion in total assets under management	142 other accounts with $47.09 billion in total assets under management. 9 other account with $2.38 billion in total assets which charges an advisory fee based on the performance of the account

Julian McManus	International Growth Portfolio	2 registered investment companies with $484.6 million in total assets under management, including 1 account with $290.2 million in assets for which the advisory fee is based on the performance of the account.	No other pooled investment vehicles	1 other account with $303 thousand in total assets

Guy Scott	International Growth Portfolio	2 registered investment companies with $484.6 million in total assets under management, including 1 account with $290.2 million in assets for which the advisory fee is based on the performance of the account	No other pooled investment vehicles	1 other account with $303 thousand in total assets

Carmel Wellso	International Growth Portfolio	2 registered investment companies with $484.6 billion in total assets under management, including 1 account with $290.2 million in assets for which the advisory fee is based on the performance of the account	No other pooled investment vehicles	1 other account with $303 thousand in total assets

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Elizabeth Slover	Growth Stock Portfolio	13 registered investment companies with $5.55 billion in total assets under management	3 other pooled investment vehicles	19 other accounts with $1.38 billion in total assets under management. 2 other account with $17 billion in total assets which charges an advisory fee based on the performance of the account

Fayez Sarofim	Large Cap Core Stock Portfolio	5 registered investment companies with $7.9 billion in total assets under management	29 other pooled investment vehicles	410 other accounts with $16.8 billion in total assets under management

Gentry Lee	Large Cap Core Stock Portfolio	5 registered investment companies with $7.9 billion in total assets under management	10 other pooled investment vehicles	121 other accounts with $7.9 billion in total assets under management

Jeff Jacobe	Large Cap Core Stock Portfolio	5 registered investment companies with $7.9 billion in total assets under management	1 other pooled investment vehicle	81 other accounts with $4.8 billion in total assets under management

Robert C. Lanphier IV	Mid Cap Growth Stock Portfolio	3 registered investment companies with $2.59 billion in total assets under management. 1 registered investment company with $1.47	9 other pooled investment vehicles with $1.72 billion in total assets under management	70 other accounts with $4.89 billion in total assets under management.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
billion in total assets which charges an advisory fee based on the performance of the account

David P. Ricci	Mid Cap Growth Stock Portfolio	5 registered investment companies with $2.74 billion in total assets under management. 3 registered investment company with $2.27 billion in total assets which charges an advisory fee based on the performance of the account	6 other pooled investment vehicles with $0.42 billion in total assets under management.	27 other accounts with $1.86 billion in total assets under management.

Mammen Chally	Small Cap Growth Stock Portfolio	9 registered investment companies with $2.47 billion in total assets under management	3 other pooled investment vehicles with $127.7 million in total assets under management.	2 other accounts with $305.72 million in total assets under management.

Compensation of Portfolio Managers

Mason Street Advisors. Mason Street Advisors has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of Mason Street Advisors and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of Mason Street Advisors.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each Series Fund managed by a portfolio manager is measured against the respective Portfolio’s peer group as set forth in the prospectus for the equity portfolios, and combination of the peer group and benchmark(s) set forth in the prospectus for each fixed income Portfolio. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account. With respect to non-Series Fund accounts, performance is measured against internal models.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

American Century Investment Management, Inc (“ACI”). As of December 31, 2013, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers’ compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The Russell 1000® Value Index is used to measure investment performance for portfolio managers of the Large Company Value Portfolio, and the Russell Mid-Cap® Value Index is used to measure investment performance for portfolio managers of the Mid Cap Value Portfolio. Investment performance is not measured relative to a benchmark for portfolio managers of the Inflation Protection Portfolio. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

The Boston Company. The Boston Company’s rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of the firm is to deliver “alpha”, meaning the fund’s excess return relative to the return of its benchmark (the Russell 1000® Growth Index), utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. The Boston Company believes its rewards program provides the appropriate incentives to give the firm the ability to consistently deliver on that commitment to its clients.

Portfolio Managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. We participate in the McLagan industry surveys and typically target the median compensation level. However, compensation for select positions may be targeted at rates higher than the median relative to our peers.Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers (including Elizabeth Slover): Select senior portfolio managers participate in a more structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. The incentive is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts, including for Ms. Slover, the Growth Stock Portfolio, relative to the performance of the appropriate eVestment peer groups, which for Ms. Slover is the eA US Large Cap Growth Equity Universe. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed, including for Ms. Slover, the Growth Stock Portfolio. Awards are paid out in both cash and long-term incentives.

Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select Boston Company products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of The Boston Company restricted shares will be based on any appreciation/depreciation of the fair value of The Boston Company over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by The Boston Company and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to The Boston Company’s industry peer group. Providing this diverse group of “currencies” within our long-term incentive plan allows for The Boston Company’s professionals to be best aligned with our clients, our parent and all of their Boston Company colleagues.

All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers’ compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.’s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers’ compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Fiduciary Management, Inc. (“FMI”). The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Large Cap Blend Portfolio or the value of the Large Cap Blend Portfolio’s assets. The following tables outline the forms of compensation paid to each portfolio manager as of December 31, 2013.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English	Salary	FMI	Mr. English’s salary is based upon the revenues of the FMI. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.
John S. Brandser	Salary/Bonus	FMI	Mr. Brandser’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Andy P. Ramer	Salary/Bonus	FMI	Mr. Ramer’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Jonathan T. Bloom	Salary/Bonus	FMI	Mr. Bloom’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Matthew J. Goetzinger	Salary/Bonus	FMI	Mr. Goetzinger’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Robert M. Helf	Salary/Bonus	FMI	Mr. Helf’s salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Karl T. Poehls	Salary/Bonus	FMI	Mr. Poehls’ salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Daniel G. Sievers	Salary/Bonus	FMI	Mr. Sievers’ salary and bonus are based upon the management fees of the FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Delaware Investments Fund Advisers (“Delaware”).

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages, including the Domestic Equity Portfolio. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team, including each of the named portfolio managers of the Domestic Equity Portfolio, have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one, three and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The comparative indices used to measure portfolio manager compensation for the Domestic Equity Portfolio are the Lipper Large-Cap Value fund universe and the Russell 1000® Value index. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards ( “Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Janus Capital Management LLC and Janus Capital Singapore Pte. Limited (collectively, “Janus”). The following describes the structure and method of calculating the each portfolio manager’s compensation as of December 31, 2013. Each portfolio manager is compensated for managing the Focused Appreciation Portfolio and the International Growth Portfolio, specifically, and any other funds, portfolios or accounts for which the portfolio manager has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as individual and Managed Funds’ performance, the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI’s”) restricted stock, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

Massachusetts Financial Services Company (MFS®). Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Messrs. Garcia and Lau, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2013, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios subadvised by MFS:

Portfolio	Portfolio Manager	Benchmark(s)
Research International Core Portfolio	Jose Luis Garcia	MSCI EAFE Index

Emerging Markets Equity Portfolio	Jose Luis Garcia	MSCI Emerging Markets Index
	Robert Lau	MSCI Emerging Markets Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manger contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Thomas Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Investment Management Company LLC (PIMCO). PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

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Base Salary – Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

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Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

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Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

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3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups, including the Barclays® Long-Term U.S. Treasury Index and a composite consisting of 33 1⁄3% of each of the following indices: Barclays® Global Aggregate – Credit Component, Hedged USD; Merrill Lynch® Global High-Yield BBB Rated Constrained Index; and JP Morgan® EMBI Global;

—	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

—	Amount and nature of assets managed by the portfolio manager;

—	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

—	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

—	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

—	Contributions to asset retention, gathering and client satisfaction;

—	Contributions to mentoring, coaching and/or supervising; and

—	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Templeton Investment Counsel, LLC (“Templeton”). Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund units (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Templeton and/or other officers of Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all Templeton accounts managed by the portfolio manager. The pre-tax performance of each account managed by the portfolio managers is measured relative to a relevant peer group and/or applicable benchmark as appropriate. As the portfolio managers manage various accounts with differing benchmarks, their compensation is not linked to the performance of any one benchmark or peer group.

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Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

¡	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

➢	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.

Portfolio	Benchmark
Equity Income	Lipper Equity Income Funds Average, Morningstar Large Value, Russell 1000 Value Index
Small Cap Value	Lipper Small Cap Value Funds Average, Morningstar Small Value, Russell 2000 Value Index

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Wellington Management. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Mason Street Advisors, LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of July 1, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington

Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Fund	Benchmark Index and/or Peer Group for Incentive Period

Small Cap Growth Stock Portfolio	Russell 2000 Growth Index

William Blair. The compensation of the portfolio managers is based on William Blair’s mission: “to achieve success for its clients.” Messrs. Lanphier and Ricci are partners of William Blair, and their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Conflicts of Interest

Mason Street Advisors. Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors seeks to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among

Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Mason Street Advisors seeks to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason Street Advisors, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors has adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of its portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Mason Street Advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. Mason Street Advisors addresses side-by-side management conflicts in its overall compliance program, including within its Conflicts of Interest Policy, Trade Allocation Policies and Procedures, Policies and Procedures on Transactions with Affiliates and Cross Transactions, Guidelines to Business Conduct, Policy Statement on Insider Trading, Policies and Procedures for Client Commission Arrangements and Proxy Voting Policies and Procedures. These policies are designed to reasonably ensure that various conflicts are identified and managed, and that Mason Street Advisor’s clients are treated fairly and equitably. In addition, Sub-advisers may face similar side-by-side management conflicts. Each Sub-adviser considers its own business to identify and manage any potential side-by-side management conflicts arising out of its own client base. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

American Century Investment Management, Inc. (“ACI”). Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. ACI has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing ACI client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, ACI maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACI’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

ACI may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACI has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACI has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of ACI’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACI has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACI to the detriment of client portfolios.

The Boston Company. Introduction. This disclosure statement is intended to describe the general conflicts of interest that have been identified at The Boston Company and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest. This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1.	Same investment team managing multiple client accounts
2.	Allocation of Investment Opportunities
3.	Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1.	Management of proprietary accounts alongside other accounts
2.	Management of affiliated accounts alongside other accounts

3.	Affiliated brokerage
4.	Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. The Boston Company will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. The Boston Company will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1.	Soft dollars
2.	Broker selection
3.	Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where The Boston Company makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by The Boston Company traders and must be on one of the approved broker lists. The Boston Company has commissioned a third party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. The Boston Company has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which The Boston Company may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to The Boston Company. These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1.	Personal trading
2.	Outside affiliations and directorship
3.	Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at The Boston Company.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: The Boston Company has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

The Boston Company has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

The Boston Company has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 1940, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing
2.	Product development
3.	Disclosure practices
4.	Error correction
5.	Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, The Boston Company has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, The Boston Company’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

The Boston Company participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Sarofim & Co. It is Sarofim & Co.’s policy that no managed account for which the firm has investment discretion shall receive preferential treatment over any other managed account. In allocating an opportunity among managed accounts, it is the firm’s policy that all managed accounts be treated fairly and that, to the extent possible, all managed accounts receive equivalent treatment. However, Sarofim &Co. currently manages a broad range of account types including mutual fund accounts, institutional accounts, individual accounts as well as separately managed “wrap” program accounts and “model only” program accounts. These different account types typically have different approaches to implementation that must be considered relative to providing fair treatment and achieving best execution on behalf of our clients.

When the Investment Committee announces a change in the firm’s target portfolio, our trading area utilizes a program which generates a random rotation order for executing trades across all wrap and model only sponsor programs. This wrap rotation is then integrated into an overall firm-wide trading rotation as orders for other account types are received from portfolio managers.

Orders for accounts that do not mandate specific brokerage direction may receive execution priority over orders for accounts that mandate use of specific brokers in the event that such treatment enables our traders to block orders and manage order routing and execution more efficiently. Partially executed block orders may be added to if no significant market movement that may impact fair allocation has occurred. In the event blocks may not be added to, a new block will be created and inserted into the rotation in a fair manner. Partially executed block orders at the end of a trading day are allocated on a pro-rata basis.

Fiduciary Management, Inc. (“FMI”). The FMI Portfolio Management Committee is responsible for the management of the Large Cap Blend Portfolio, and they are also responsible for managing other client accounts. FMI states that all security purchase and sell decisions are approved by the firm’s Portfolio Management Committee, which consists of the firm’s investment professionals and that those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. The side-by-side management of the Large Cap Blend Portfolio and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI states that it has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.

Delaware Investments Fund Advisers (“Delaware”). Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Domestic Equity Portfolio. Such services may include giving advice or taking action with respect to certain funds and accounts that may not be given or taken with respect to other accounts and funds with similar investment programs, objectives, and strategies. Accordingly, accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. At times, Delaware may also advise accounts or funds with conflicting programs, objectives or strategies. These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for another fund, account, or the Portfolio. Additionally, a portfolio manager may have conflicts in allocating time and services among accounts, funds, or the Portfolio. Delaware will devote as much time to each account or fund as it deems appropriate to perform its duties in accordance with its management agreement.

One of the accounts managed by Delaware has a performance-based fee. The existence of a performance-based fee arrangement may create an incentive for the portfolio managers to recommend investments that may be riskier or more speculative than those that would be recommended under a different fee arrangement. Such fee arrangements may also create an incentive to favor accounts paying higher fees over other accounts in the allocation of investment opportunities.

A portfolio manager’s personal investment transactions may also present certain conflicts of interest. Delaware has adopted a code of ethics and other policies and procedures designed to address these potential conflicts of interest. Regardless of these safeguards, personal transactions of investment personnel represent an inherent conflict of interest.

With respect to the foregoing, Delaware employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies and procedures (including a code of ethics and a trade allocation policy) designed to mitigate such conflicts.

Janus Capital Management LLC (“Janus”). Certain portfolio managers may manage other accounts with investment strategies similar to the Focused Appreciation Portfolio and the International Growth Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Massachusetts Financial Services Company (MFS®). MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Research International Core Portfolio and/or Emerging Markets Equity Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Research International Core Portfolio and/or Emerging Markets Equity Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if a Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolios’ investments. Investments selected for funds or accounts other than the Portfolios may outperform investments selected for the Portfolios.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios’ ability to participate in volume transactions will produce better executions for the Portfolios.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Pacific Investment Management Company LLC (“PIMCO”). From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.

Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Templeton Investment Counsel, LLC (“Templeton”). Portfolio managers that provide investment services to the International Equity Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

William Blair. Since the portfolio managers manage other accounts in addition to the Mid Cap Growth Stock Portfolio, conflicts of interest may arise in connection with the portfolio managers’ management of the Mid Cap Growth Stock Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. Management of multiple accounts can give rise to potential conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring accounts that pay higher fees, favoring larger accounts or favoring accounts based on investment strategy. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. However, William Blair seeks to aggregate and allocate securities across all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities and aggregation of trades. Conflicts of interest also may arise when portfolio managers transact personally in securities recommended for client accounts including the Mid Cap Growth Stock Portfolio. To help manage these conflicts, William Blair has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may conflict with clients’ interests.

Portfolio Manager Securities Ownership

All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, at times, may hold shares for or through its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable annuity and life contracts, interests in the Portfolios may only be acquired through ownership of one or more those products. As of December 31, 2013, the portfolio managers of the Series Funds did not own any Northwestern Mutual variable annuity or variable life contracts.

APPENDIX E - Legal Proceedings

[Reserved]

APPENDIX F – Proxy Voting Policies and Procedures

MASON STREET ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Applicability: MSA-Equities; MSA-Fixed Income	Last Amended Date: January 23, 2013 Last Review: MSA Proxy Voting Committee, July 2012
Regulatory Authority: Rule 206(4)-6 – Advisers Act	Owner: Head of Equities
Policy Cross Reference: N/A	Compliance Contact: Derek Petersen

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the U.S. and International Proxy Voting Guidelines established by Institutional Shareholder Services Inc. (“ISS”), a concise summary of which is attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic and international equity securities. The complete Guidelines were developed and are maintained by ISS, an independent proxy voting and research service. On an annual basis, the Committee will review ISS’ most recently updated Guidelines and determine whether to continue to follow the Guidelines as presented or with such modifications as the Committee deems necessary to fulfill its obligations under these Policies and Procedures. In connection with the Committee’s determination, Exhibit A will be updated as necessary.

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. However, the Guidelines do not provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. In addition, while the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers1 that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee meets on a quarterly basis or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. MSA’s President or the Committee Chairperson may remove or replace Committee members and designate additional individuals to serve on the Committee.

Proxy Voting Procedures

A.	Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities held in the accounts of MSA clients for which MSA has voting authority. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

Equity holdings lists are sent to ISS on a daily basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA in accordance with the Guidelines. Each portfolio manager receives a weekly report from ISS which summarizes all upcoming proxy votes for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting procedures of the sub-adviser. MSA’s oversight of the proxy voting activities of its sub-advisers is described in Section F of these Procedures.

B.	Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with ISS’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying MSA’s Equity Trading Department of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Head of MSA Equity Investments, who will review the recommendation to determine whether a conflict of interest exists. The portfolio manager will also sign and submit a Conflict of Interest Form certifying that he or she is not aware of any personal or professional conflict that might influence his or her voting decision. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines with the approval of the Head of MSA Equity Investments. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. If it is determined that a conflict exists, the Committee shall meet in advance of the vote to consider the proposal and determine the vote in accordance with Section C of the Procedures.

1 All references to portfolio managers include analysts who may be assigned responsibility to vote proxies for certain issuers.

In many cases, the same security may be held by multiple client accounts managed by different portfolio managers, or by the multiple client accounts managed by the same portfolio manager. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients. In such cases, the Head of MSA Equity Investments will be responsible for resolving matters involving contrasting votes. All such determinations will be reported to the Committee at its next regularly scheduled meeting and to the impacted client’s Board of Directors. Operational limitations at the custodial level may prevent MSA from casting contrasting votes on the same matter.

MSA reserves the right to request a client to vote shares held in the client’s account itself. For example, such requests may be made in situations where the client has informed MSA that its position on a particular issue differs from MSA’s position.

C.	Resolving Conflicts of Interest

From time to time, the interests of MSA or an affiliate, or certain of MSA’s personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Head of MSA Equity Investments or, if the conflict involves the Head of MSA Equity Investments, to the Committee.

Examples of potential conflicts of interest include:

➢

Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[2], who also serves as a director of a public company or a member of the company’s management.

➢

Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship with. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

➢

Ownership of Different Parts of an Issuer’s Capital Structure. A conflict of interest may arise in connection with a proxy voting proposal relating to the equity securities of a company owned by one of MSA’s clients, where another of MSA’s clients or an affiliate have an ownership interest in a different part of such company’s capital structure (e.g., fixed income securities).

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is

2 The Northwestern Mutual Life Insurance Company, MSA’s parent company.

not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

To avoid a potential conflict of interest when casting proxy votes with respect to shares of one portfolio of the Northwestern Mutual Series Fund, Inc. (“Series Fund”) invested in another Series Fund portfolio (an “underlying portfolio”), MSA will employ echo voting. This situation would arise only when a proxy takes place with respect to a Series Fund portfolio. Northwestern Mutual, as the sole shareholder of each portfolio (either directly or through its separate accounts), passes through its voting rights to the policy owner/contract holders who have allocated a portion of their investment in a Northwestern Mutual variable life insurance or variable annuity product to a portfolio. Echo voting means that MSA will vote the shares of the underlying portfolio in the same proportion as the voting instructions received by Northwestern Mutual from holders of variable annuity contracts and variable life insurance policies with an allocation to the underlying portfolio.

D.	Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these disproportionate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, shares will not be voted by ISS unless instructed to do so by MSA. MSA will only vote proxies if the portfolio manager determines that the potential benefit to the applicable client of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the potential benefit to the applicable client of voting the proxy outweighs the potential benefits derived by leaving the securities on loan.

From time to time, securities to which voting rights attach on record date may be sold after record date but prior to the time votes are required to be cast. In these circumstances, it is MSA’s policy to vote proxies.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

E.	Time Phase Voting

In connection with voting proxies for certain securities, MSA may be entitled to employ time phase voting, a corporate law concept that allows longer-term shareholders to vote more than their current shares of record. It is MSA’s policy to employ time phase voting for those securities where, in accordance with MSA’s normal record retention schedule, records necessary to determine a client’s historical security positions are available.

F.	Oversight of Sub-Advisers

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting procedures of the sub-adviser. In such instances, MSA will oversee the proxy voting policies, procedures and practices of the sub-advisers by:

1.	Reviewing, on an annual basis, the proxy voting guidelines established by each sub-

adviser;

2.

Reviewing, on a periodic basis, (a) the proxy voting determinations that are made by each sub-adviser which are contrary to the proxy voting guidelines established by such sub-adviser or which are made pursuant to the sub-adviser’s procedures for addressing proxy votes for which the sub-adviser has identified a conflict of interest; (b) proxy voting opportunities which were missed due to the sub-adviser’s securities lending practices, share blocking or other reasons; and (c) proxy votes that were cast by the sub-adviser but rejected by the issuer; and

3.

Reviewing disclosure of the sub-advisers’ voting records, policies and procedures, as applicable, in Form N-PX, the Statement of Additional Information and other regulatory documents filed on behalf of the Series Fund.

G.	Miscellaneous
1.	Reconciliation and Oversight

In accordance with its general oversight responsibilities, MSA will periodically reconcile the number of shares voted to actual shares held on record date.

2.	Recordkeeping

MSA shall retain or cause its proxy voting administrator to retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

3.	Disclosure Policy

MSA will generally not disclose its voting intentions to any party other than to its clients, ISS, custodians and similar service providers. However, from time to time, MSA may discuss matters related to an upcoming proxy vote with the issuer of the securities subject to the vote. In such cases, MSA may disclose its voting intentions when it determines that such disclosure is appropriate and in the best interest of its clients.

4.	ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

5.	Fixed Income and Non-Voting Securities

To the extent applicable, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise in limited circumstances upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights (for example, units comprised of equity and debt that are issued by certain foreign REITs). As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to MSA’s Head of MSA Fixed Income Investments, together with information regarding whether a conflict of interest exists in connection with the vote.3 In addition, if the portfolio manager has had any contact with persons outside of MSA regarding the voting issue, he or she will sign and submit a Conflict of Interest Form. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to MSA’s Head of Fixed Income Investments or, if the conflict involves MSA’s Head of Fixed Income Investments, to the Committee. In the event that no conflict of interest exists, MSA’s Head of MSA Fixed Income Investments (or the Committee, as the case may be) will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting and to the impacted client’s Board of Directors. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

6.	Corporate Actions

The procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for equity, fixed income or other traditionally non-voting securities (so called “corporate actions”). However, it is the policy of MSA to process corporate actions in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. Northwestern Mutual’s Investment Risk & Operations personnel (as service providers to MSA) are responsible for processing corporate actions, as well as for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolios from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers, and for maintaining voting records.

EXHIBIT A

Proxy Voting Guidelines

Institutional Shareholder Services Inc. (“ISS”), an independent proxy voting and research service, has developed U.S. and International Proxy Voting Guidelines (the “Guidelines”), which have been specifically adopted by MSA for voting proxies. The following is a summary of select, key provisions of the Guidelines and is not exhaustive. MSA has also engaged ISS to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

US Proxy Voting Guidelines Summary

ROUTINE/MISCELLANEOUS

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

3 For example, whether the ownership by any of MSA’s other clients or an MSA affiliate of a different part of the capital structure of the company which issued the fixed income or other security at issue presents conflicting considerations.

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

• Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

• Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability

2. Board Responsiveness

3. Director Independence

4. Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election – any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder- approved poison pill.

Poison Pills:

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD or AGAINST every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.

Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

• The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

• The issuer’s rationale;

• The issuer’s governance structure and practices; and

• The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

• The company’s response, including:

• Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

• Specific actions taken to address the issues that contributed to the low level of support;

• Other recent compensation actions taken by the company;

• Whether the issues raised are recurring or isolated;

• The company’s ownership structure; and

• Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2. The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3. The board failed to act on takeover offers where the majority of shares are tendered;

2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

• The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

• The company’s ownership structure and vote results;

• ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

• The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

• Medical issues/illness;

• Family emergencies; and

• Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or

4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

• Company-specific factors; and

• Proposal-specific factors, including:

• The ownership thresholds proposed in the resolution (i.e., percentage and duration);

• The maximum proportion of directors that shareholders may nominate each year; and

• The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

SHAREHOLDER RIGHTS & DEFENSES

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

• Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

• Whether the company has the following good governance features:

• An annually elected board;

• A majority vote standard in uncontested director elections; and

• The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

• The value of the NOLs;

• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

• The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

• Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders’ current right to act by written consent;

• The consent threshold;

• The inclusion of exclusionary or prohibitive language;

• Investor ownership structure; and

• Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;

• A majority vote standard in uncontested director elections;

• No non-shareholder-approved pill; and

• An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

¡ The company’s use of authorized shares during the last three years

• The Current Request:

¡ Disclosure in the proxy statement of the specific purposes of the proposed increase;

¡ Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

¡ The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

¡ The company’s use of authorized preferred shares during the last three years;

• The Current Request:

¡ Disclosure in the proxy statement of the specific purposes for the proposed increase;

¡ Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

¡ In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡ Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

• The company discloses a compelling rationale for the dual-class capital structure, such as:

¡ The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

¡ The new class of shares will be transitory;

• The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

• The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

3 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

• Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

• There is a significant misalignment between CEO pay and company performance (pay for performance);

• The company maintains significant problematic pay practices;

• The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

• There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

• The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

• The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

• The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

• A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

¡ Magnitude of pay misalignment;

¡ Contribution of non-performance-based equity grants to overall pay; and

¡ The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group4 Alignment:

• The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

• The multiple of the CEO’s total pay relative to the peer group median.

2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

• The ratio of performance- to time-based equity awards;

• The ratio of performance-based compensation to overall compensation;

• The completeness of disclosure and rigor of performance goals;

• The company’s peer group benchmarking practices;

• Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

• Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

• Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;

• Incentives that may motivate excessive risk-taking; and

• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

• New or extended agreements that provide for:

¡ CIC payments exceeding 3 times base salary and average/target/most recent bonus;

¡ CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

¡ CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

• Multi-year guaranteed bonuses;

• A single or common performance metric used for short- and long-term plans;

• Lucrative severance packages;

• High pay opportunities relative to industry peers;

• Disproportionate supplemental pensions; or

• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or

• Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

¡ The company’s response, including:

• Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

• Specific actions taken to address the issues that contributed to the low level of support;

• Other recent compensation actions taken by the company;

¡ Whether the issues raised are recurring or isolated;

¡ The company’s ownership structure; and

¡ Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

4 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

• Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior Annual meeting);

• Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

• Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

• Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

• Potentially excessive severance payments;

• Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

• In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

• The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits repricing;

• A pay-for-performance misalignment is found;

• The company’s three year burn rate exceeds the burn rate cap of its industry group;

• The plan has a liberal change-of-control definition; or

• The plan is a vehicle for problematic pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

• Whether adoption of the proposal is likely to enhance or protect shareholder value;

• Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

• The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

• Whether the issues presented are more appropriately/effectively dealt with through governmental or company specific action;

• Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

• Whether the company’s analysis and voting recommendation to shareholders are persuasive;

• What other companies have done in response to the issue addressed in the proposal;

• Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

• Whether implementation of the proposal’s request would achieve the proposal’s objectives;

• Whether the subject of the proposal is best left to the discretion of the board;

• Whether the requested information is available to shareholders either from the company or from a publicly available source; and

• Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

• The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

• Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

• The company’s current disclosure of relevant policies and oversight mechanisms;

• Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

• The impact that the policy issues may have on the company’s business operations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

• The company’s current level of disclosure of relevant policies and oversight mechanisms;

• The company’s current level of such disclosure relative to its industry peers;

• Potential relevant local, state, or national regulatory developments; and

• Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

International Proxy Voting Guidelines Summary

The following is a condensed version of the proxy voting recommendations contained in ISS’ International Proxy Voting Manual. Note that markets covered in this document exclude the U.S., Canada, Western European markets, Australia, New Zealand, and China, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

• There are concerns about the accounts presented or audit procedures used; or

• The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

• There are serious concerns about the procedures used by the auditor;

• There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

• External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

• Name of the proposed auditors has not been published;

• The auditors are being changed without explanation; or

• Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

• There are serious concerns about the statutory reports presented or the audit procedures used;

• Questions exist concerning any of the statutory auditors being appointed; or

• The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

• The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

• The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

• Adequate disclosure has not been provided in a timely manner;

• There are clear concerns over questionable finances or restatements;

• There have been questionable transactions with conflicts of interest;

• There are any records of abuses against minority shareholder interests; or

• The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

• Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

• Failure to replace management as appropriate; or

• Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS CLASSIFICATION OF DIRECTORS - INTERNATIONAL POLICY 2011

Executive Director

• Employee or executive of the company;

• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)

• Any director who is attested by the board to be a non-independent NED;

• Any director specifically designated as a representative of a significant shareholder of the company;

• Any director who is also an employee or executive of a significant shareholder of the company;

• Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

• Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

• Government representative;

• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

• Relative[1] of a current employee of the company or its affiliates;

• Relative[1] of a former executive of the company or its affiliates;

• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

• Founder/co-founder/member of founding family but not currently an employee;

• Former executive (five-year cooling off period);

• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

• Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

• No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

• Company performance relative to its peers;

• Strategy of the incumbents versus the dissidents;

• Independence of directors/nominees;

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

• Experience and skills of board candidates;

• Governance profile of the company;

• Evidence of management entrenchment;

• Responsiveness to shareholders;

• Whether a takeover offer has been rebuffed;

• Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

• A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

• Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

• Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

• The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

• The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

• A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

• A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

• A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

• A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

• A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

• A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

• A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

• The repurchase can be used for takeover defenses;

• There is clear evidence of abuse;

• There is no safeguard against selective buybacks; and/or

• Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

• Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

• Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

• Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

• The parties on either side of the transaction;

• The nature of the asset to be transferred/service to be provided;

• The pricing of the transaction (and any associated professional valuation);

• The views of independent directors (where provided);

• The views of an independent financial adviser (where appointed);

• Whether any entities party to the transaction (including advisers) is conflicted; and

• The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

AMERICAN CENTURY INVESTMENTS

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters
1.	Routine Matters
a.	Election of Directors
(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters
a.	Executive Compensation
(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the

Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters
a.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BNY Mellon’s Proxy Voting and Governance Committee

PROXY VOTING AND GOVERNANCE COMMITTEE

PROXY VOTING POLICY

1.	Scope of Coverage - This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (the “Proxy Committee”). These Member Firms include the BNY Mellon businesses listed on Appendix A. Each Member Firm applies the Proxy Committee’s Proxy Voting Policy, related procedures and voting guidelines, when voting proxies on behalf of clients who have delegated proxy voting authority to the Member Firm.

2.	Fiduciary Duty - The Proxy Committee recognizes that an investment manager is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment manager’s duty of loyalty precludes the manager from subrogating its clients’ interests to its own. Accordingly, in voting proxies, the Proxy Committee will seek to act solely in the best financial and economic interests of Member Firm clients, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, we weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - The Proxy Committee recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - The Proxy Committee believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review referred proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - The Proxy Committee generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, the Proxy Committee will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with the Proxy Committee’s written voting guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Committee, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Proxy Committee for discussion and vote. Additionally, the Proxy Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Proxy Committee will also consider specific interests and issues raised by a Member Firm, which interests and issues may require that a vote for an account managed by that Member Firm to be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Proxy Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, the Proxy Committee engages a third party as an independent fiduciary to vote all proxies issued by BNY Mellon and by any individual fund within The Dreyfus Family of Funds or The BNY Mellon Funds, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.	Securities Lending - The Proxy Committee seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

10.	Recordkeeping - The Proxy Committee will keep, or cause its agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of our Proxy Voting Policy and any related procedures, or a description thereof, to clients as required by law. Upon request, we will furnish a copy of the Proxy Committee’s voting guidelines to clients who have delegated to us proxy voting authority. We recognize that the applicable trust or account document, applicable client agreement, and certain laws (including The Employee Retirement Income Security Act of 1974) may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded to authorized persons for the account for which shares are voted.

Approved as of March 1, 2012

Appendix A

The BNY Mellon Proxy Committee Member Firms include:

•	Alcentra NY, LLC

•	The Bank of New York Mellon

•	The Bank of New York Mellon Trust Company N.A.

•	BNY Mellon, National Association

•	BNY Mellon Trust of Delaware

•	The Boston Company Asset Management, LLC

•	The Dreyfus Corporation

•	Lockwood Advisors, Inc.

•	MBSC Securities Corporation

•	Mellon Capital Management Corporation

•	Standish Mellon Asset Management Company LLC

PROXY VOTING POLICY

FAYEZ SAROFIM & CO. AND AFFILIATES

An investment adviser subject to the Investment Advisers Act of 1940 (the “Advisers Act”) acts as a fiduciary with respect to each of its clients. In so acting, the investment adviser owes two duties to each of its clients with respect to all services undertaken on the client’s behalf, including proxy voting: a duty of care and a duty of loyalty. As part of the duty of care, an investment adviser with proxy voting authority is required to monitor corporate events and to vote the proxies. As part of the duty of loyalty, the investment adviser is required to cast the proxy votes in a manner consistent with the best interests of the client, and the investment adviser must not subrogate a client’s interests to its own interests.

Fayez Sarofim & Co. and those of its affiliated companies which are investment advisers (individually, a “Sarofim Investment Adviser;” collectively, the “Sarofim Investment Advisers”) have adopted the policy (the “Proxy Voting Policy”) of voting all proxies relating to securities held in the accounts of each of their respective clients in accordance with their best judgment concerning the economic long-term best interests of the client owning the securities, except for proxies relating to securities that are held at the time the Sarofim Investment Adviser commences active management of the client’s account and are sold immediately after the Sarofim Investment Adviser commences such active management and with respect to which no other accounts actively managed by the Sarofim Investment Adviser already hold that security (such securities being referred to as “Zero Holder Securities”). The policy of the Sarofim Investment Advisers is not to vote Zero Holder Securities.

No officer, director, shareholder or employee of a Sarofim Investment Adviser is permitted to participate in the proxy voting process for a particular security held in a client account of a Sarofim Investment Adviser if that person (an “Interested Person”) is (i) an officer or director of the issuer of that security (the “Issuer”), (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

In deciding how to vote proxies, the Sarofim Investment Advisers rely, for the most part, on (i) the business judgment of the Issuer’s management and directors and (ii) the fiduciary responsibilities that the Issuer’s directors have with respect to the Issuer’s shareholders. However, whenever a Sarofim Investment Adviser determines, based upon the information available to it, that management’s recommendations do not appear to be in the best interests of the Issuer’s shareholders, management’s recommendations will not be followed in voting the proxies.

As part of the Proxy Voting Policy, each Sarofim Investment Adviser shall (i) retain copies of the Proxy Voting Policy and proxy voting procedures adopted from time to time, (ii) retain or cause to be retained copies of all proxy statements received regarding client securities, (iii) retain or cause to be retained records of votes cast on behalf of clients, (iv) retain records of all client requests for proxy voting information and (v) retain any documents, including those in electronic format, prepared by the Sarofim Investment Adviser that were material to deciding how to vote, or that constituted the basis for the decision. The requirement to retain copies of proxy statements shall be satisfied, as permitted by Rule 204-2 under the Advisers Act, by obtaining a copy of the relevant proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. A Sarofim Investment Adviser may satisfy the requirement of retaining records of votes cast on behalf of clients through the use of a third party to make and retain, on the relevant Sarofim Investment Adviser’s behalf, a record of the votes cast, but only if the third party has agreed to provide a copy of the record promptly upon request to the Sarofim Investment Adviser.

The Sarofim Investment Advisers have determined that the Proxy Voting Policy, as well as information on how a Sarofim Investment Adviser has voted with respect to securities held by clients, should be made available to clients of the Sarofim Investment Advisers. A client will have access to the Proxy Voting Policy through one or more of the following sources: (i) mailings to clients by the Sarofim Investment Advisers, (ii) the SEC Form ADV, Part II prepared by each of the Sarofim Investment Advisers and (iii) responses to written requests submitted to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co., Two Houston Center, Suite 2907, 909 Fannin St., Houston, Texas 77010. Information related to a Sarofim Investment Adviser’s vote with respect to securities held by clients may be obtained by a client’s making a written request to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co. at the same address.

Each Sarofim Investment Adviser shall maintain and preserve all books and records required to be maintained and preserved by it in accordance with the Proxy Voting Policy and applicable law in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on or in such books and records. During the first two years of such period, such books and records shall be located in an appropriate office of the relevant Sarofim Investment Adviser. This requirement with respect to maintenance and preservation of books and records will not apply in the case of proxy statements obtained through the EDGAR system and in the case of records of votes cast made and retained by a third party.

The Proxy Voting Policy may be changed from time to time in accordance with applicable law by action of the Board of Directors of the Sarofim Investment Adviser. It is possible that such change may result in that Sarofim Investment Adviser having a Proxy Voting Policy different from the other Sarofim Investment Advisers.

PROXY VOTING PROCEDURES

FAYEZ SAROFIM & CO. AND AFFILIATES

Fayez Sarofim & Co. and those of its affiliated companies which are investment advisers (individually, a “Sarofim Investment Adviser,” collectively, the “Sarofim Investment Advisers”) have entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) pursuant to which ISS provides the following in connection with the voting of proxies by the Sarofim Investment Advisers: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. ISS provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by the Sarofim Investment Advisers.

The decision-making process with respect to the voting of proxies by a Sarofim Investment Adviser is based primarily on a review of the particular proxy statement by the analyst who is responsible for the research coverage of that Issuer. Such review is undertaken in accordance with the Proxy Voting Policy of Fayez Sarofim & Co. and Affiliates (the “Proxy Voting Policy”), and such review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst’s vote recommendation differs from the ISS vote recommendation, the analyst must provide a written explanation of why the analyst’s vote recommendation differs from the ISS vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by an investment member of the Sarofim Investment Adviser’s Proxy Committee. If such investment member of the Sarofim Investment Adviser’s Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst’s vote recommendation shall be final and binding. If such investment member and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the investment members of the Sarofim Investment Adviser’s Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding. Neither the analyst nor any member of the Sarofim Investment Adviser’s Proxy Committee involved in the consideration of the vote may be a person (an “Interested Person”) who is (i) an officer or director of the issuer of that security (the “Issuer”), (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security. If the analyst is an Interested Person, the Sarofim Investment Adviser’s Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Sarofim Investment Adviser’s Proxy Committee are all Interested Persons, the Board of Directors of the Sarofim Investment Adviser shall appoint an individual who is not an Interested Person to participate in the required review of an analyst’s vote recommendation.

A Sarofim Investment Adviser will provide proxy voting reports to those clients who submit a written request for such information to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co., Two Houston Center, Suite 2907, 909 Fannin St., Houston, Texas 77010.

These Proxy Voting Procedures may be changed from time to time in accordance with applicable law by action of the Board of Directors of the Sarofim Investment Adviser desiring such change. It is possible that such change may result in that Sarofim Investment Adviser having Proxy Voting Procedures different from the other Sarofim Investment Advisers.

FIDUCIARY MANAGEMENT, INC. (FMI)

Statement on Proxy Voting Policies and Voting Procedures

(Effective as of 12/31/2008)

Policies

Fiduciary Management, Inc. (“FMI”) will vote proxies in a manner that we feel best protects the interests of the common shareholder. We will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. The following statement of policies is couched in terms of our general posture on various issues, recognizing that there are always exceptions.

Administrative Issues

We will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. We will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and we try to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and we feel the auditor’s position is correct, we will vote against making a change.

Management Entrenchment Issues

We will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. We will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally we will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

We will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. We will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions

Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and we will vote based upon our assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, we initially evaluate an offer for the company in terms of the fairness of the price. We do this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. We would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. We will oppose offers, which we feel represent an unfair price, and we will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stocks of questionable quality. We tend to be skeptical of management-led leveraged buyouts, as we feel it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives

We strongly favor programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, we will vote affirmatively. We now generally vote against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, managements have an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. We like to see senior and executive level managers own stock in multiples of their annual salary.

Ideally we prefer to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. We look for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.

Additionally, when we deem a management as excessively compensated, we will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues

It is our belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

Our general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that we have seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since we are generally supportive of the goals and policies of the companies which we own, we would tend to vote in favor of management on these issues absent evidence that the company is abusing our trust, or direction from our clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, we would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest

When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company, we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules, e.g. directors and auditors. On other issues, we will advise our clients of the conflict, and we will vote as the client directs. If we receive no direction from a client, we will abstain.

Procedures

FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the Pension Committee, Board of Trustees, Custodian or Client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. We will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. We will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style, i.e. small holdings, we will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above.

DELAWARE MANAGEMENT

BUSINESS TRUST

Proxy Voting Policies and Procedures

February 2013

Introduction

Delaware Management Business Trust (“DMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Asset Advisers, Delaware Alternative Strategies, and Delaware Lincoln Cash Management (each, an “Adviser” and, together with DMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such clients. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; and (ii) six representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Advisers to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Advisers. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc. Both ISS and the client’s custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides DMBT with its own recommendation on a given proxy vote, DMBT will forward the client’s recommendation to ISS who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS’s proxy voting activities for DMBT’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Advisers’ clients. There may be times when an Adviser believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS, and relationships with multiple custodians can help to mitigate a situation where an Adviser is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process. In the limited instances where DMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by DMBT.

Availability of Proxy Voting Information and Recordkeeping

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of DMBT’s clients (via ISS); (iv) records of a client’s written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision as to how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

Proxy Voting Guidelines

The following Guidelines summarize DMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. In particular, the Guidelines for non-U.S. portfolio securities below includes more general proxy voting policies of broad application as compared to the Guidelines for U.S. portfolio securities. Certain countries have market-specific proxy voting policies that are utilized by ISS when it makes recommendations for voting proxies for securities from that country because of differentiating legal or listing standards or other market-specific reasons. DMBT can provide these market-specific proxy voting guidelines upon request. Lastly, to the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:

U.S. Portfolio Security Voting Issues

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Generally vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Generally vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

Generally WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

2.1 Board Accountability

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

¡

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

¡

Director Performance Evaluation: The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is generally measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder- approved poison pill.

¡	Poison Pills:

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Generally vote AGAINST or WITHHOLD votes every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and generally vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

•	Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

¡	Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

¡	The non-audit fees paid to the auditor are excessive;

¡	The company receives an adverse opinion on the company’s financial statements from its auditor; or

¡

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

¡	Generally vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

¡

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

¡

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

¡	There is a significant misalignment between CEO pay and company performance (pay for performance);

¡	The company maintains significant problematic pay practices;

¡	The board exhibits a significant level of poor communication and responsiveness to shareholders;

¡	The company fails to submit one-time transfers of stock options to a shareholder vote; or

¡	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

¡	Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

¡	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

¡	Specific actions taken to address the issues that contributed to the low level of support;

¡	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

¡	Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

¡	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

¡	Failure to replace management as appropriate; or

¡

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.2 Board Responsiveness

Generally vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

•	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

•	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

•	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

¡	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

¡	The company’s ownership structure and vote results;

¡	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

¡	The previous year’s support level on the company’s say-on-pay proposal.

2.3 Director Independence

Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	Independent directors make up less than a majority of the directors.

2.4 Director Competence

Attendance at Board and Committee Meetings:

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attended less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.

Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Generally vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than six public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

2.5 Other Board-Related Proposals

2.5a Age/Term Limits

Generally vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Generally vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

2.5b Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.5c Classification/Declassification of the Board

Generally vote AGAINST proposals to classify (stagger) the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

2.5d CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

2.5e Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

2.5f Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Generally vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

2.5g Establish/Amend Nominee Qualifications

Generally vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

2.5h Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself.

However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector;

•	The scope and structure of the proposal.

2.5i Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.5j Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

•	The company maintains the following counterbalancing governance structure:

¡

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

¡	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

¡	serves as liaison between the chairman and the independent directors;

¡	approves information sent to the board;

¡	approves meeting agendas for the board;

¡	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

¡	has the authority to call meetings of the independent directors;

¡	if requested by major shareholders, ensures that he is available for consultation and direct communication;

¡	Two-thirds independent board;

¡	All independent key committees;

¡	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

¡	Egregious compensation practices;

¡	Multiple related-party transactions or other issues putting director independence at risk;

¡	Corporate and/or management scandals;

¡	Excessive problematic corporate governance provisions; or

¡	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.5k Majority of Independent Directors/Establishment of Independent Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

2.5l Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.5m Proxy Access

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

¡	The maximum proportion of directors that shareholders may nominate each year; and

¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

2.5n Require More Nominees than Open Seats

Generally vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.5o Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.5p Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

2.5q Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

3.1 Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

3.2 Amend Bylaws without Shareholder Consent

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

3.3 Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

3.4 Control Share Acquisition Provisions

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

3.5 Control Share Cash-Out Provisions

Generally vote FOR proposals to opt out of control share cash-out statutes.

3.6 Disgorgement Provisions

Generally vote FOR proposals to opt out of state disgorgement provisions.

3.7 Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

¡	An annually elected board;

¡	A majority vote standard in uncontested director elections; and

¡	The absence of a poison pill, unless the pill was approved by shareholders.

3.8 Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

3.9 Freeze-Out Provisions

Generally vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

3.10 Greenmail

Generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.11 Net Operating Loss (NOL) Protective Amendments

Generally vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.12 Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, generally vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Generally vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below five percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.13 Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

3.14 Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

3.15 Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

3.16 Shareholder Ability to Call Special Meetings

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

3.17 Stakeholder Provisions

Generally vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

3.18 State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

3.19 Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4. Capital/Restructuring

4.1 Capital

4.1a Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Generally vote FOR management proposals to eliminate par value.

4.1b Common Stock Authorization

Generally vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Generally vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

¡	The company’s use of authorized shares during the last three years

•	The Current Request:

¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

¡

The dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

4.1c Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

¡	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

¡	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

4.1d Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

4.1e Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

4.1f Preferred Stock Authorization

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

4.1g Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

4.1h Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless a stock exchange has provided notice to the company of a potential delisting.

4.1i Share Repurchase Programs

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

4.1j Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

4.1k Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

4.2 Restructuring

4.2a Appraisal Rights

Generally vote FOR proposals to restore or provide shareholders with rights of appraisal.

4.2b Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

4.2c Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

4.2d Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

4.2e Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

4.2f Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues – company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest – arm’s length transaction, managerial incentives.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2g Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

4.2h Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

¡	Are all shareholders able to participate in the transaction?

¡	Will there be a liquid market for remaining shareholders following the transaction?

¡	Does the company have strong corporate governance?

¡	Will insiders reap the gains of control following the proposed transaction?

¡	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

4.2i Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

4.2j Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

4.2k Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

4.2l Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

¡	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition.

¡

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

¡	The company’s financial condition;

¡	Degree of need for capital;

¡	Use of proceeds;

¡	Effect of the financing on the company’s cost of capital;

¡	Current and proposed cash burn rate;

¡	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

¡	Change in management;

¡	Change in control;

¡	Guaranteed board and committee seats;

¡	Standstill provisions;

¡	Voting agreements;

¡	Veto power over certain corporate actions; and

¡	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

¡	Conflicts of interest should be viewed from the perspective of the company and the investor.

¡	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

¡	The market’s response to the proposed deal. A negative market reaction may be a cause for concern.

Generally vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2m Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

4.2n Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

4.2o Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

4.2p Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5. Compensation

5.1 Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

5.1a Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Generally vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Generally vote AGAINST an equity plan on the ballot if:

•

A pay-for-performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Evaluate alignment between pay and performance over a sustained period considering all or some of the following:

•	Peer Group Alignment:

¡	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods;
¡	The multiple of the CEO’s total pay relative to the peer group median.

•

Absolute Alignment -the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, misaligned pay and performance are otherwise suggested, the analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following may be considered:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

¡	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

¡	New or extended agreements that provide for:

¡	Change-in-control (CIC) payments exceeding 3 times base salary and average/target/most recent bonus;

¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

¡	The company’s response, including:

¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

¡	Specific actions taken to address the issues that contributed to the low level of support;

¡	Other recent compensation actions taken by the company;

¡	Whether the issues raised are recurring or isolated;

¡	The company’s ownership structure; and

¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

5.1b Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Generally vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

5.1c Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

5.2 Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Generally vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three-year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

5.2a Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, generally vote FOR the plan if certain factors are met (see Director Compensation section).

5.2b Repricing Provisions

Generally vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, generally vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Generally vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

5.2c Pay-for- Performance Misalignment- Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, generally vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

5.2d Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceed their burn rate caps. Burn rate caps are calculated as the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, generally vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

5.2e Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change- in-control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

5.2f Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, generally vote AGAINST the plan.

5.3 Other Compensation Plans

401(k) Employee Benefit Plans

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code;

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Generally vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders; or

•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns–the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing–was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting–does the new option vest immediately or is there a black-out period?

•	Term of the option–the term should remain the same as that of the replaced option;

•	Exercise price–should be set at fair market or a premium to market;

•	Participants–executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange.

Transfer Stock Option (TSO) Programs

One-time Transfers: Generally vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Generally vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

5.4 Director Compensation

5.4a Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

Generally vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

¡	A minimum vesting of three years for stock options or restricted stock; or

¡	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

¡	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

¡	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.

5.4b Non-Employee Director Retirement Plans

Generally vote AGAINST retirement plans for non-employee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

5.5 Shareholder Proposals on Compensation

5.5a Advisory Vote on Executive Compensation (Say-on-Pay)

Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

5.5b Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

5.5c Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

5.5d Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

5.5e Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Generally Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

5.5f Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

5.5g Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

¡	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

¡	Rigorous stock ownership guidelines;

¡	A holding period requirement coupled with a significant long-term ownership requirement; or

¡	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

¡	Rigorous stock ownership guidelines, or

¡	A holding period requirement coupled with a significant long-term ownership requirement, or

¡	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

5.5h Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

5.5i Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

5.5j Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

5.5k Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

5.5l Recoup Bonuses (Clawbacks)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

5.5m Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

5.5n Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

5.5o Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

5.5p Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

5.5q Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity. The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. Social/Environmental Issues

6.1 Global Approach

While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the porposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.2 Animal Welfare

6.2a Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

6.2b Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

6.2c Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

6.3 Consumer Issues

6.3a Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

6.4 Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

6.5 Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate and/or report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Generally vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

6.6 Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

6.7 Tobacco - Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

6.8 Climate Change and the Environment

6.8a Climate Change/ Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

6.9 General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

6.9a Energy Efficiency

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

6.9b Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

6.9c Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

6.9d Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

6.9e Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable prescribed by the proposal and the costs and methods of program implementation;

•	The ability of the company to address the issues raised in the proposal; and

•	The company’s recycling programs compared with the similar programs of its industry peers.

6.9f Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

6.10 Diversity

6.10a Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

6.10b Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

6.10c Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

6.11 General Corporate Issues

6.11a Charitable Contributions

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

6.11b Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

6.11c Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Generally vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issures are addressed.

6.12 International Issues, Labor Issues, and Human Rights

6.12a International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

6.12b Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

6.12c MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

6.12d Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

6.12e Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

6.12f Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

6.12g Weapons and Military Sales

Foreign Military Sales/Offsets

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

6.13 Sustainability

6.13a Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

6.14 Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

7. Mutual Fund Proxies

7.1 Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

7.2 Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

7.3 Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

7.4 Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

7.5 Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.

7.6 Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

7.7 1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

7.8 Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

7.9 Change Fundamental Investment Objective to Nonfundamental

Vote CASE-BY-CASE on proposals to change a fund’s fundamental investment objective to non-fundamental.

7.10 Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

7.11 Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

7.12 Business Development Companies–Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Generally vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

¡	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

¡	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

7.13 Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

7.14 Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Generally vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

7.15 Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

7.16 Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote CASE-BY-CASE on proposals authorizing the board to hire or terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

7.17 Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

7.18 Master-Feeder Structure

Generally vote FOR the establishment of a master-feeder structure.

7.19 Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

7.20 Shareholder Proposals for Mutual Funds

7.20a Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

7.20b Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

7.20c Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

8. Foreign Private Issuers Listed on U.S. Exchanges

Generally vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to non-U.S. Proxy Voting Guidelines.

All other voting items will be evaluated using non-U.S. Proxy Voting Guidelines.

Non-U.S. Portfolio Security Voting Issues

8.1 Operational Items.

8.1a Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

8.1b Appointment of Auditors and Auditor Fees

Generally vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

8.1c Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

8.1d Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

8.1e Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

8.1f Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

8.1g Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

8.1h Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

8.1i Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

8.1j Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

8.2 BOARD OF DIRECTORS

8.2a Director Elections

Generally vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

The board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Generally vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

8.2b Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, vote on a case-by-case basis determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

8.2c	Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties as evidenced by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•

Any legal procedures (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

8.2d Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify external auditors.

8.2e Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

8.3 CAPITAL STRUCTURE

8.3a Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

8.3b Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

8.3c Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

8.3d Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

8.3e Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

8.3f Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

8.3g Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

8.3h Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

8.3i Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. May support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, will evaluate the proposal based on the company’s historical practice.

In addition, generally vote AGAINST any proposal where:

•	The repurchase can be used for takeover defense;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

8.3j Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

8.3k Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

8.4 COMPENSATION

8.4a Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis

8.4b Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.5 OTHER ITEMS

8.5a Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

8.5b Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.

•

Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

8.5c Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

8.5d Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

8.5e Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

8.5f Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

8.5g Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

8.5h Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

8.5i Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

8.5j Social/Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Generally vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to non-US Proxy Voting Guidelines.

All other voting items will be evaluated using non-US Proxy Voting Guidelines.

JANUS CAPITAL MANAGEMENT LLC

JANUS CAPITAL SINGAPORE PTE. LIMITED

PERKINS INVESTMENT MANAGEMENT LLC

Proxy Voting Procedures

February 2014

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

General Policy. Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers4 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the

4 All references to portfolio managers include assistant portfolio managers.

Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group. The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Janus Proxy Voting Guidelines

February 2014

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.

For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
•	attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;
•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);
•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);
•	are non-independent directors and sit on the audit, compensation or nominating committees;
•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;
•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);
•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);
•

are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.

Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.

Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;
•	provide for automatic replenishment (“evergreen”) or reload options;
•	create an inconsistent relationship between long term share performance and compensation increases; and/or
•

are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23.

Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm;
•	The triggering mechanism should be beyond the control of management; and
•	The amount should not exceed three times base salary plus guaranteed benefits.

25.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
•	requiring executive officers and directors to hold a minimum amount of stock in the company;
•	requiring stock acquired through exercised options to be held for a certain period of time; and
•	using restricted stock grants instead of options.

Other Corporate Matters

Janus will generally vote in favor of proposals relating to the issuance of dividends.

26.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

27.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

28.	Janus will generally oppose proposals for different classes of stock with different voting rights.

29.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

30.

Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

31.

Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

33.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

34.	Janus will evaluate plans of reorganization on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

36.	Janus will generally vote in favor of proposals regarding changes in company name.

37.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

38.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

39.

Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

40.

Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

41.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

42.	Janus will generally vote in favor of proposals to require that voting be confidential.

43.

Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

44.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

45.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

46.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48.

For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

5.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting

Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

6.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.5 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

7.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.6 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PIMCO

PROXY VOTING POLICY AND PROCEDURES

December 2012

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.7

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

Policy

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

Effective Date: August 2003

Revised Date:   May 2007

  May 2010

  October 2012

A.	General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B.	Conflicts of Interest

1.	Identification of Material Conflicts of Interest
a)

In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

7 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)

Equity Securities.[8] PIMCO has retained an Industry Service Provider (“ISP”)[9] to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

c)

Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

8 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

9 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

2.	Resolution of Identified Conflicts of Interest

a)

Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b)

Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)

All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

d)	Methods for Resolving Identified Conflicts of Interest.
1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:
•

If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•

If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)

Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•

Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)

The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

e)

Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

f)

Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C.	Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities
a)

The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.
1)

Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;
•	Percentage of the outstanding shares of the issuer held;
•	The name(s) of the fund(s) or account(s) holding the securities;
•	A summary of the proposal;
•	The date of the shareholder meeting and the response deadline;
•	Whether the proposal is being made by management or a shareholder;
•	Management’s recommendation with respect to the proposal;
•	The ISP recommendation with respect to the proposal;
•	The reasoning behind the PM’s decision to recommend the override;
•

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)

Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)

Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)

When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities
a)

The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of the Credit Research Group’s Recommendations.
1)

Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;
•	Percentages of the outstanding securities (equity and fixed income) of the issuer held;
•	The name(s) of the fund(s) or account(s) holding the securities;
•	A summary of the proposal;
•	The date of the security holder meeting and the response deadline;
•	Whether the proposal is being made by management or a security holder;
•	Management’s recommendation with respect to the proposal;
¡	The Credit Research Group recommendation with respect to the proposal;
¡	The reasoning behind the PM’s decision to recommend the override;
¡

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

¡	Whether the PM has been contacted by an outside party regarding the vote.

2)

Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the

Credit Research Group, the Operations Group will manually cast such vote.

c)

When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)

Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b)

Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)

Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)

Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D.	U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E.	PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.	Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[10] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[11]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[12]

4.	The issuer is a significant executing broker dealer; [13]

10 For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

11 The top 50 vendors will be considered to present a potential conflict of interest.

12 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

5.	An Access Person[14] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[15] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting dateThe Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

13 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

14 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues. Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

As of January 2, 2014

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Wellington Management Company, llp

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1) Takes responsibility for voting client proxies only upon a client’s written request.

2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8) Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies.

Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy

Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Wellington Management Company, llp

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

Composition and Role of the Board of Directors

•	Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a	Case-by-Case
Lead Director (SP):
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees:	For

•	Approve Bonuses for Retiring Directors:	Case-by-Case

•	Elect Supervisory Board/Corporate Assembly:	For

•	Elect/Establish Board Committee:	For

•	Adopt Shareholder Access/Majority Vote on Election of	Case-by-Case
•	Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans:	For

•	Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy:	Case-by-Case

•	To approve compensation packages for named executive Officers:	Case-by-Case

•	To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

•	Exchange Underwater Options:	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP):	For

•	Shareholder Approval of All Stock Option Plans (SP):	For

•	Disclose All Executive Compensation (SP):	For

Reporting of Results

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees:	Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors:	Case-by-Case

•	Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:
– Shareholder approval requirement
– Sunset provision
– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting:	Against

•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP):	Case-by-Case

•	Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent:	Against

Capital Structure

•	Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Authorize Share Repurchase:	For

•	Authorize Trade in Company Stock:	For

•	Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

•	Issue Stock with or without Preemptive Rights:	Case-by-Case

•	Issue Debt Instruments:	Case-by-Case

Environmental and Social Issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

•	Disclose Political and PAC Gifts (SP):	Case-by-Case

•	Report on Sustainability (SP):	Case-by-Case

Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case

Dated: March 8, 2012

William Blair & Company

Domestic Proxy Voting Policy Statement and Procedures

January 2013

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes.

William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

—	William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

—	A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

—	William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital

—	Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

—	The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

—	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

—

If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

William Blair & Company

2013 U.S. Proxy Voting Guidelines

Concise Summary

(Digest of Selected Key Guidelines)

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

—	An auditor has a financial interest in or association with the company, and is therefore not independent;
—	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
—	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
—	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

—	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability

Vote AGAINST16 or WITHHOLD from the entire board of directors (except new nominees17, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000

16 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

17 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

—	A classified board structure;
—	A supermajority vote requirement;
—	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
—	The inability of shareholders to call special meetings;
—	The inability of shareholders to act by written consent;
—	A dual-class capital structure; and/or
—	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
—

The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

—	The issuer’s rationale;
—	The issuer’s governance structure and practices; and
—	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
—	The company’s response, including:
-	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
-	Specific actions taken to address the issues that contributed to the low level of support;
-	Other recent compensation actions taken by the company;
—	Whether the issues raised are recurring or isolated;
—	The company’s ownership structure; and
—	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.1.	Material failures of governance, stewardship, risk oversight[18], or fiduciary responsibilities at the company;
1.2.	Failure to replace management as appropriate; or
1.3.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[19] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

18 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

19 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

—	The subject matter of the proposal;
—	The level of support and opposition provided to the resolution in past meetings;
—	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
—	Actions taken by the board in response to its engagement with shareholders;
—	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
—	Other factors as appropriate.

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

1.17.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

—	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
—	The company’s ownership structure and vote results;
—	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
—	The previous year’s support level on the company’s say-on-pay proposal.

2.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

2.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
2.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
2.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
2.4.	Independent directors make up less than a majority of the directors.

3.	Director Competence

Attendance at Board and Committee Meetings:

3.1.

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE20) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

—	Medical issues/illness;
—	Family emergencies; and
—	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

3.3.	Sit on more than six public company boards; or

20 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[21].

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

—	Company-specific factors; and
—	Proposal-specific factors, including:
¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
¡	The maximum proportion of directors that shareholders may nominate each year; and
¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

—	Long-term financial performance of the target company relative to its industry;
—	Management’s track record;
—	Background to the proxy contest;
—	Qualifications of director nominees (both slates);
—	Strategic plan of dissident slate and quality of critique against management;
—	Likelihood that the proposed goals and objectives can be achieved (both slates);
—	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

—	No lower than a 20% trigger, flip-in or flip-over;
—	A term of no more than three years;
—	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
—

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

21 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

—	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
—	The value of the NOLs;
—	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
—

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

—	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

—	Shareholders’ current right to act by written consent;
—	The consent threshold;
—	The inclusion of exclusionary or prohibitive language;
—	Investor ownership structure; and
—	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

—	An unfettered[22] right for shareholders to call special meetings at a 10 percent threshold;
—	A majority vote standard in uncontested director elections;
—	No non-shareholder-approved pill; and
—	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

22 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

—	Past Board Performance:
—	The company’s use of authorized shares during the last three years
—	The Current Request:
—	Disclosure in the proxy statement of the specific purposes of the proposed increase;
—	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
—

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

—	The company discloses a compelling rationale for the dual-class capital structure, such as:
-	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
-	The new class of shares will be transitory;
—	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
—	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

—	Past Board Performance:
-	The company’s use of authorized preferred shares during the last three years;

—	The Current Request:
-	Disclosure in the proxy statement of the specific purposes for the proposed increase;
-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
-

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

-	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

—

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

—	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
—

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

—

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

—

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

—

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

6.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

7.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
8.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

9.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

10.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

—	There is a significant misalignment between CEO pay and company performance (pay for performance);
—	The company maintains significant problematic pay practices;
—	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

—

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

—	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
—	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
—	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

—	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
¡	Magnitude of pay misalignment;
¡	Contribution of non-performance-based equity grants to overall pay; and
¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[23] Alignment:
—	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
—	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

23 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

—	The ratio of performance- to time-based equity awards;
—	The overall ratio of performance-based compensation;
—	The completeness of disclosure and rigor of performance goals;
—	The company’s peer group benchmarking practices;
—	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
—	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
—	Realizable pay compared to grant pay; and
—	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

—	Problematic practices related to non-performance-based compensation elements;
—	Incentives that may motivate excessive risk-taking; and
—	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

—	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
—	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
—	New or extended agreements that provide for:
-	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
-	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
-	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

—	Multi-year guaranteed bonuses;
—	A single or common performance metric used for short- and long-term plans;
—	Lucrative severance packages;
—	High pay opportunities relative to industry peers;
—	Disproportionate supplemental pensions; or
—	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

—	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
—	Duration of options backdating;
—	Size of restatement due to options backdating;
—	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

—	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

—	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
—	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
¡	The company’s response, including:
¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	The company’s ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

—	Single- or modified-single-trigger cash severance;
—	Single-trigger acceleration of unvested equity awards;
—	Excessive cash severance (>3x base salary and bonus);
—	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
—	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
—

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

—	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

—	The total cost of the company’s equity plans is unreasonable;
—	The plan expressly permits repricing;
—	A pay-for-performance misalignment is found;
—	The company’s three year burn rate exceeds the burn rate cap of its industry group;
—	The plan has a liberal change-of-control definition; or
—	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

—	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
—	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
—	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
—	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
—

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

—

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

—	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
—	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

—

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

—	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

—	The company’s current disclosure of relevant policies and oversight mechanisms;
—	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
—	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

APPENDIX G – Portfolio Holdings Disclosure Recipients

Service Providers

Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the Portfolio(s) for which they provide services), for the Fund

•	JPMorgan Chase Bank, N.A., Mellon Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing

•	RiskMetrics Group in its capacity as proxy service provider for Mason Street Advisors, LLC

•	SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services

•

Interactive Data Corp and its subsidiaries, Bloomberg L.P., Thomson Reuters and JPMorgan Pricing Direct Inc., and Telekurs Financial, Norwegian OTC Security Quotations, Trade Web Group, LLC, StatPro Canada, Inc. and Markit Group, Ltd. in their respective capacities as providers of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant

•	PAS/State Street in its capacity as a provider of the fund accounting system used for the Fund

•

FactSet Research Systems, Inc., Lipper, Inc., The Yield Book, Inc., POINT®, Trepp Analytics and 1010data, Inc. in connection with conducting attribution analyses on the Mason Street Advisors, LLC advised Portfolios

•	Global One in its capacity as the Fund’s securities lending platform

•	Xcitek Solutions Plus in its capacity as a provider of corporate actions information and services

The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:

•	The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period

•	PricewaterhouseCoopers LLP in its capacity as independent auditors for the Fund, at the Fund’s semi-annual and annual periods, generally within two weeks following the end of the each such period

•

Abel/Noser Corporation in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios, on a monthly basis, provided after the close of business on the last day of each month

•

Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period

•	Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period

Investment Professionals

The following Investment Professionals have access to portfolio holdings information on an ongoing basis, generally updated monthly, generally within one week following each month end:

—	Bank of America
—	Barclays Bank PLC
—	Barclays Capital
—	BB&T Capital Markets
—	Caris and Company, Inc.
—	Citigroup
—	Craig-Hallum Capital Group, LLC
—	Credit Suisse First Boston
—	Deutsche Bank
—	Empirical Research Partners
—	First Analysis
—	HSBC Securities (USA), Inc.
—	JMP Securities, LLC
—	J.P. Morgan Chase & Co.
—	Raymond James & Associates, Inc.
—	RBS Securities Inc.
—	Robert W. Baird & Co. Incorporated
—	Stephens, Inc.
—	SunTrust Robinson Humphrey, Inc.
—	Tudor Pickering
—	UBS Securities LLC
—	Wells Fargo Securities
—	William Blair & Company

Lending Parties

As of March 31, 2014, no Lending Parties had access to portfolio holdings information.

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(i)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(a)1(j)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post-Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010.	Exhibit (a)1(k) to Form N-1A Post-Effective Amendment No. 40 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2011
(a)1(l)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 15, 2013	Exhibit (a)1(1) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(m)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 5, 2013	Exhibit (a)1(m) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(b)1(a)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 16, 2011	Exhibit (b)1(m) to Form N-1A Post Effective Amendment No. 46 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2012
(d)1(a)	Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012	Exhibit (d)1(i) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)1(b)	Amended Exhibit A to the Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012, as amended November 15, 2013	Exhibit (d)1(j) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(a)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Fiduciary Management, Inc. (on behalf of the Large Cap Blend Portfolio) dated August 9, 2012	Exhibit (d)2(dd) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)2(b)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Delaware Management Company (on behalf of the Domestic Equity Portfolio) dated August 9, 2012	Exhibit (d)2(ee) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(c)	Assignment and Assumption of Investment Sub-Advisory Agreement between Delaware Management Company and Delaware Investments Fund Advisers (on behalf of the Domestic Equity Portfolio) dated August 8, 2013	Exhibit (d)2(rr) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(d)	Restated Investment Advisory Agreement between Mason Street Advisors, LLC and Delaware Investments Fund Advisers (on behalf of the Domestic Equity Portfolio) dated August 8, 2013	Exhibit (d)2(ss) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(e)	Second Amended and Restated Investment Sub-advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value and Equity Income Portfolios) dated November 15, 2012	Exhibit (d)2(ff) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)2(f)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Pacific Investment Management Company LLC (on behalf of the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios) dated November 15, 2012	Exhibit (d)2(gg) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)2(g)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management, LLC (on behalf of the Focused Appreciation and International Equity Portfolios) dated August 8, 2013	Exhibit (d)2(tt) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(h)	Amendment to Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management, LLC (on behalf of the Focused Appreciation and International Equity Portfolios) dated November 21, 2013	Exhibit (d)2(vv) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(i)	Investment Sub-Sub Advisory Agreement between Janus Capital Management, LLC and Janus Capital Singapore Pte. Limited (on behalf of the International Growth Portfolio) dated February 21, 2013	Exhibit (d)2(kk) to Form N-1A Post-Effective Amendment No. 49 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2013
(d)2(j)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Massachusetts Financial Services Company (on behalf of the Research International Core and Emerging Markets Equity Portfolios) dated May 9, 2013	Exhibit (d)2(ll) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013

(d)2(k)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Templeton Investment Counsel, LLC (on behalf of the International Equity Portfolio) dated May 9, 2013	Exhibit (d)2(mm) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(l)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and The Boston Company Asset Management, LLC (on behalf of the Growth Stock Portfolio) dated May 9, 2013	Exhibit (d)2(nn) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(m)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Fayez Sarofim & Co. (on behalf of the Large Cap Core Stock Portfolio) dated May 9, 2013	Exhibit (d)2(oo) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(n)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and William Blair & Company, L.L.C. (on behalf of the Mid Cap Growth Stock Portfolio) dated May 9, 2013	Exhibit (d)2(pp) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(o)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Wellington Management Company, LLP (on behalf of the Small Cap Growth Stock Portfolio) dated May 9, 2013	Exhibit (d)2(qq) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(p)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and American Century Investment Management, LLC (on behalf of the Large Company Value, Mid Cap Value and Inflation Protection Portfolios) dated August 8, 2013	Exhibit (d)2(uu) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(g)1(a)	Form of Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio and the Small Cap Growth Stock Portfolio) and The Chase Manhattan Bank	Exhibit G(8)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)1(b)	Form of amendment to domestic Custodian Agreement between The Chase Manhattan Bank and Northwestern Mutual Series Fund, Inc. (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Asset Allocation Portfolio and the Domestic Equity Portfolio)	Exhibit G(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(g)1(c)	Amendment No. 1 to Domestic Custody Agreement between JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, and Northwestern Mutual Series Fund, Inc. dated August 6, 2009	Exhibit (g)1(c) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)1(d)	Second Amendment to Domestic Custody Agreement between JPMorgan Chase Bank, N,A., as successor in interest to The Chase Manhattan Bank, and Northwestern Mutual Series Fund, Inc. dated June 11, 2010.	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)1(e)	Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, (on behalf of the Large Company Value Portfolio, Equity Income Portfolio, Mid Cap Value Portfolio, Small Cap Value Portfolio and Inflation Protection Portfolio) effective October 14, 2009	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)(1)(f)	First Amendment to the Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A.dated June 11, 2010	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)(1)(g)	Fifth Amendment to the Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A.dated August 8, 2013	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)2(a)	Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and Northwestern Mutual Series Fund, Inc. (on behalf of the Select Bond Portfolio and the Balanced Portfolio), dated May 26, 2004	Exhibit (g)2 to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)2(b)	Amendment to Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and Northwestern Mutual Series Fund, Inc. dated August 6, 2009	Exhibit (g)2(b) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)3(a)	Foreign Custodian Agreement Between Brown Brothers Harriman & Co. and Northwestern	Exhibit (g)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on

	Mutual Series Fund, Inc., dated March 31, 1997	February 18, 2005
(g)3(b)	Form of amendment to foreign Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc.	Exhibit G(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(g)3(c)	Amendment to the Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated May 1, 2003	Exhibit (g)3(c) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)3(d)	Appendix A to the Custodian Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated as of November 15, 2013	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)3(e)	Foreign Custody Manager Delegation Agreement and Appendix “A” thereto, between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co., dated March 31, 1997	Exhibit (h)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)3(f)	Form of amendment to Delegation Agreement
between Brown Brothers Harriman & Co. and
Northwestern Mutual Series Fund, Inc. (on behalf
of the Mid Cap Value Portfolio, the Focused
Appreciation Portfolio and the Equity Income
	Portfolio)	Exhibit H(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(g)3(g)	Appendix A to the Foreign Custody Manager Delegation Agreement between Northwestern Mutual Series Fund, Ind. and Brown Brothers Harriman & Co. Dated as of November 15, 2013	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(g)3(h)	Class Actions Services Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated August 22, 2012	Exhibit (g)3(i) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(h)1(b)	Form of License Agreement between Standard &
Poor’s, a division of The McGraw-Hill
Companies, Inc. and Northwestern Mutual Series
Fund, Inc. (on behalf of the Index 600 Stock
	Portfolio), dated April 27, 2007	Exhibit (h)1(b) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated February 4, 2014.	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014

(h)2(b)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the Money Market Portfolio dated December 17, 2013	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(h)2(c)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated February 4, 2014	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(h)2(d)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the International Equity Portfolio dated February 26, 2014	Filed herewith
(i)	Opinion and Consent of Counsel	Filed herewith
(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(l)1(a)	Subscription Agreement, dated April 23, 2003	Exhibit L to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003
(l)1(b)	Subscription Agreement, dated April 25, 2007	Exhibit (l)1(b) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(p)1	Personal Trading Policy Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated February 20, 2014	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 53 for Northwestern Mutual Series Fund, Inc. filed on February 21, 2014
(p)2	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective June 3, 2013	Exhibit (p)1(h) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)3	Franklin Templeton Investments Code of Ethics revised May 2012	Exhibit (p)5(h) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)4	Janus Ethics Rules revised January 1, 2013	Exhibit (p)6(k) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)5	American Century Investments Code of Ethics revised in 2011	Exhibit (p)7(c) to Form N-1A Post Effective Amendment No. 42 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2011
(p)6	MSF Investment Management Code of Ethics effective February 22, 2010	Exhibit (p)8(c) to Form N-1A Post-Effective Amendment No. 45 for Northwestern Mutual Series Fund, Inc. filed on February 28, 2012
(p)7	PIMCO Code of Ethics effective January 2013	Exhibit (p)9(d) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)8	Delaware Investments Code of Ethics effective January 1, 2013	Exhibit (p)11(b) to Form N-1A Post-Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)9	Fiduciary Management, Inc. Code of Ethics effective October 31, 2009	Exhibit (p)12(a) to Form N-1A Post-Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on

December 17, 2012
(p)10(a)	The Bank of New York Mellon Corporation Code of Conduct (parent to The Boston Company Asset Management, LLC) effective March 2012	Exhibit (p)13(a) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)10(b)	The Bank of New York Mellon Corporation Personal Securities Trading Policy (parent to The Boston Company Asset Management, LLC) effective May 29, 2012	Exhibit (p)13(b) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)11(a)	Fayez Sarofim & Co. Code of Ethics – Supervised Persons effective June 14, 2012	Exhibit (p)14(a) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)11(b)	Fayez Sarofim & Co. Code of Ethics – Non-Employees effective March 31, 2012	Exhibit (p)14(b) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)12	William Blair & Company, L.L.C. Code of Ethics effective February 18, 2010	Exhibit (p)15(a) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)13	Wellington Management Company, LLP Code of Ethics effective August 1, 2013	Exhibit (p)16(a) to Form N-1A Post-Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(q)	Power of Attorney	Filed herewith

Item 29.	Persons Controlled by or under Common Control with Registrant

Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. The separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant’s shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are received.

Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary. The subsidiaries of Northwestern Mutual, as of February 1, 2014, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth below.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 1, 2014)

Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries

Legal Entity Name	Domestic Jurisdiction	Owner %
Northwestern Mutual Capital, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Real Estate Investments, LLC(2)	Delaware	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00
Frank Russell Company(3)	Washington	92.58

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture(2)	Wisconsin	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
N.M. Albuquerque, Inc.(2)	New Mexico	100.00

Legal Entity Name	Domestic Jurisdiction	Owner %
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM F/X, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, LLC.(2),(3)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Charlotte Avenue Holdings, LLC(2)	Tennessee	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NorthWoods Phase I, LLC	Delaware	100.00
NW Pipeline, Inc.(2)	Texas	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00

Legal Entity Name	Domestic Jurisdiction	Owner %
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2014, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements. The Subsidiary is held by Northwestern Mutual through NM Investment Holdings, LLC

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 30.	Indemnification

Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. In addition to indemnification pursuant to the Registrant’s by-laws, the Registrant’s directors may in certain circumstances be eligible for indemnification by Northwestern Mutual. Pursuant to action by the Northwestern Mutual trustees, and in accordance with the by-laws of Northwestern Mutual, indemnification by Northwestern Mutual is extended to directors of the Registrant against all reasonable expenses in a successful defense in a proceeding, and liability incurred in a proceeding to which such person was a party because he or she is or was a director of the Registrant. Indemnification is not available if liability was incurred because the director breached or failed to perform a duty owed to Registrant and the breach or failure to perform constituted any of the following: (a) a willful failure to deal fairly with Registrant or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law unless the director had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction in which the director derived an improper personal benefit; or (d) willful misconduct. Determination of rights to such indemnification is pursuant to the procedures set forth in Northwestern

Mutual’s by-laws. The directors are covered under a directors and officers liability insurance policy in the name of the Series Fund. It is in the amount of $25 million ($15 million primary layer and a $10 million secondary layer), with a $500,000 deductible. The cost of the insurance is paid by the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.	Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Information regarding the business and other connections of each sub-adviser, and its officers and directors is set forth in each sub-adviser’s current Form ADV filed with the Securities and Exchange Commission. The chart below sets forth each sub-adviser and their respective SEC file number.

Sub-adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
Pacific Investment Management Company LLC	801-48187
Templeton Investment Counsel, LLC	801-15125
Fiduciary Management, Inc.	801-15146
Delaware Management Company, a Series of Delaware Management Business Trust	801-32108
The Boston Company Asset Management, LLC	801-6829
Fayez Sarofim & Co.	801-1725
William Blair & Company, L.L.C.	801-688
Wellington Management Company, LLP	801-15908

Item 32.	Principal Underwriters

Not applicable.

Item 33.	Location of Accounts and Records

Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel for maintaining the Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258; Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 and J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, relating to their respective functions as custodians.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 24th day of April, 2014.

NORTHWESTERN MUTUAL SERIES FUND, INC.
(Registrant)

By:	/s/ KATE M. FLEMING
Kate M. Fleming, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ KATE M. FLEMING	President and	April 24, 2014
Kate M. Fleming	Principal Executive Officer

/s/ WALTER M. GIVLER	Vice President, Chief	April 24, 2014
Walter M. Givler	Financial Officer and Treasurer

/s/ BARBARA E. COURTNEY	Controller and	April 24, 2014
Barbara E. Courtney	Chief Accounting Officer

/s/ MIRIAM M. ALLISON*	Director	April 24, 2014
Miriam M. Allison

/s/ ROBERT H. HUFFMAN III*	Director	April 24, 2014
Robert H. Huffman III

/s/ MICHAEL G. SMITH*	Director	April 24, 2014
Michael G. Smith

/s/ CHRISTY L. BROWN*	Director	April 24, 2014
Christy L. Brown

/s/ GAIL L. HANSON*	Director	April 24, 2014
Gail L. Hanson

/s/ R. DAVID ELLS	Director	April 24, 2014
R. David Ells

*By /s/ KATE M. FLEMING
Kate M. Fleming, Attorney in Fact,
pursuant to the Power of Attorney filed herewith

EXHIBIT INDEX

Exhibit No.	Exhibit
(h)2(d)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the International Equity Portfolio dated February 26, 2014
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(q)	Power of Attorney